AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 24, 2004.

                                               SECURITIES ACT FILE NO. 333-37028
                                       INVESTMENT COMPANY ACT FILE NO. 811-09943

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
             Pre-Effective Amendment No.
             Post-Effective Amendment No. 6                       [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

               Amendment No. 9                                    [X]

                        (Check appropriate box or boxes)

                         ------------------------------

                                 PITCAIRN FUNDS
               (Exact Name of Registrant as Specified in Charter)

                         One Pitcairn Place, Suite 3000
                             165 Township Line Road
                            Jenkintown, PA 19046-3593
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (215) 881-6116
                         ------------------------------

                     Alvin A. Clay III                                     Copies of Communications to:
                  Pitcairn Trust Company
              One Pitcairn Place, Suite 3000                                  Ruth S. Epstein, Esq.
                  165 Township Line Road                                             Dechert
                 Jenkintown, PA 19046-3593                                    1775 Eye Street, N.W.
                                                                              Washington, D.C. 20006
     (Name and Address of Agent of Service of Process)


     It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to paragraph (b)          [X] on February 27, 2004 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)          [ ] on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485
     If appropriate, check the following box:
[ ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

PROSPECTUS                   [LOGO]                           FEBRUARY 28, 2004

                             Diversified Value Fund
                                Select Value Fund
                             Diversified Growth Fund
                               Select Growth Fund
                                 Small Cap Fund
                             Family Heritage(R) Fund
                            International Equity Fund
                                Taxable Bond Fund
                              Tax-Exempt Bond Fund

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is a criminal offense for anyone to make any representation to the contrary.

HOW TO READ THIS PROSPECTUS
--------------------------------------------------------------------------------

PITCAIRN FUNDS (THE "TRUST"), WHOSE INVESTMENT ADVISER IS PITCAIRN INVESTMENT MANAGEMENT (THE "ADVISER"), OFFERS NINE SEPARATE MUTUAL FUNDS (EACH A "FUND," COLLECTIVELY, "FUNDS"). OF THESE, SEVEN - THE EQUITY FUNDS - INVEST PRIMARILY IN EQUITY SECURITIES. THE REMAINING TWO FUNDS - THE FIXED INCOME FUNDS - INVEST PRIMARILY IN FIXED INCOME SECURITIES. THE FUNDS HAVE INDIVIDUAL INVESTMENT GOALS AND STRATEGIES. ALL FUNDS ARE OFFERED TO CLIENTS OF PITCAIRN TRUST COMPANY AND ONE OR MORE FUNDS MAY BE AVAILABLE TO CLIENTS AND CUSTOMERS OF SELECTED
FINANCIAL INTERMEDIARIES, SUCH AS BROKER-DEALERS OR THEIR DESIGNEES, OR BANK TRUST DEPARTMENTS ("FINANCIAL INTERMEDIARIES"). THIS PROSPECTUS GIVES YOU IMPORTANT INFORMATION ABOUT EACH OF THE FUNDS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:



                                                                 PAGE
Introduction-- Information Common To All Funds ..................   1
The Equity Funds
     Diversified Value Fund .....................................   2
     Select Value Fund ..........................................   5
     Diversified Growth Fund ....................................   8
     Select Growth Fund .........................................  11
     Small Cap Fund .............................................  14
     Family Heritage(R)Fund .....................................  17
     International Equity Fund ..................................  20
The Fixed Income Funds
     Taxable Bond Fund ..........................................  23
     Tax-Exempt Bond Fund .......................................  26
More Information About Risk .....................................  29
Other Information ...............................................  31
     Investment Adviser .........................................  32
     Sub-Advisers - Managers ....................................  33
Shareholder Services Plan .......................................  37
Purchasing, Selling And Exchanging Fund Shares ..................  38
Dividends, Distributions And Taxes ..............................  40
Financial Highlights ............................................  42

INTRODUCTION
--------------------------------------------------------------------------------
INFORMATION COMMON TO ALL FUNDS

Each Fund operates as a separate mutual fund. A mutual fund pools shareholders' money and, using professional investment managers (each a "Manager," collectively, "Managers"), invests that money in securities. Each Fund has its own investment goal and strategies for reaching that goal. The Manager invests Fund assets in a way that it believes will help the Fund achieve its goal. The Adviser may hire one or more Managers for any Fund without approval of the Fund's shareholders.

Investing in a Fund involves risks, as there is no guarantee that a Fund will achieve its goal. A Manager's judgments about the markets, the economy, or companies may not correctly anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. IN FACT, NO MATTER HOW GOOD A JOB A MANAGER DOES, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND, JUST AS YOU COULD WITH OTHER
INVESTMENTS. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The value of your investment in a Fund is based on the market value of the securities the Fund holds. These prices can change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on the magnitude of the change and how widely the Fund diversifies its holdings. Refer to page 29 for "More Information about Risk."

Each Fund selects one or more broad-based securities market indexes for comparison purposes in reporting performance (sometimes referred to as the
Fund's benchmark). However, the Funds are not sponsored, endorsed, sold or promoted by the sponsor of any index, and no such sponsor makes any representations regarding the advisability of investing in any of the Funds.

DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------
FUND SUMMARY


INVESTMENT GOAL
--------------------------------------------------------------------------------
Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY
--------------------------------------------------------------------------------
Investing primarily in a diversified portfolio of equity securities of large and mid-capitalization companies designed to provide exposure to the value portion of the U.S. stock market. The Manager selects specific stocks it believes are undervalued, in companies with a range of risk, capitalization and industry sector characteristics similar to those included in the broad-based securities index selected as the Fund's benchmark, with the goal of outperforming the benchmark.


INVESTMENT STRATEGY
--------------------------------------------------------------------------------
The Diversified Value Fund invests primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities. The Manager seeks stocks with attractive valuations within their industries and market sectors. The prices of value stocks are typically below their true worth, in the Manager's judgment, compared to other stocks as measured by such traditional fundamental investment criteria as earnings, book value and dividend paying ability. Dividend income, if any, is a consideration incidental to the Fund's goal.

The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have market capitalization in excess of $1.5 billion. Up to 10% of the Fund's total assets may be invested in other income-producing securities such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" -- options or futures contracts and similar instruments -- in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure. An exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.

The Manager adheres to an investment philosophy that focuses on specific security selection within a disciplined risk managed portfolio structure. The Manager conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies.


TAX MANAGEMENT STRATEGY
--------------------------------------------------------------------------------
Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which the Manager may seek to achieve the Fund's goal. The Manager and the Fund may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment goal):

     o When a portfolio security is sold, selecting the highest cost tax lots to reduce the amount of the capital gain or to increase the amount of the capital loss realized;

     o Selecting from among portfolio securities that are candidates for sale those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains;

     o Selling securities to realize capital losses that can be offset against realized capital gains; and

     o    Favoring lower dividend stocks.


PRINCIPAL RISKS OF INVESTING
--------------------------------------------------------------------------------
The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. The Fund is subject to the risk that its market segment, large and mid cap equity securities, may underperform other market segments or the equity markets as a whole. The Fund may invest in foreign securities which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of

--------------------------------------------------------------------------------

adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

A principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year and by showing how the average annual returns of the Fund for one year and the life of the Fund compare to those of a broad-based securities market index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

2001           -4.91%
2002          -13.28%
2003           29.04%


--------------------------------------------------------------------------------
HIGHEST AND LOWEST QUARTER RETURNS
(FOR PERIODS SHOWN IN THE BAR CHART)
--------------------------------------------------------------------------------

Highest                  (2nd/Qtr. '03)              17.45%
Lowest                   (3rd/Qtr. '02)             -17.57%
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                  PAST                     PAST                   PAST                   SINCE
                                 1 YEAR                  5 YEARS                10 YEARS             INCEPTION(A)
                                 -------                 -------                --------             ------------
Diversified Value Fund
   Returns Before
     Taxes                        29.04%                   N/A                    N/A                   3.45%
   Returns After
     Taxes on
     Distributions                28.79%                   N/A                    N/A                   3.09%
   Returns After
     Taxes on
     Distributions
     and Sale of
     Fund Shares                  19.15%                   N/A                    N/A                   2.74%
Russell 1000(R)
   Value Index (b)                30.03%                   N/A                    N/A                   2.45%
    (reflects no deduction for fees, expenses or taxes)

--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(A)  INCEPTION  DATE  FOR  FUND:   8/04/2000;   INDEX  RETURNS  CALCULATED  FROM
     8/31/2000.

(B) THE RUSSELL 1000(R) VALUE INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000(R) INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000(R) INDEX, WHICH, IN TURN, IS AN UNMANAGED INDEX THAT INCLUDES THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE FUND CURRENTLY USES THIS INDEX AS THE BROAD-BASED SECURITIES MARKET INDEX FOR COMPARISON PURPOSES IN REPORTING PERFORMANCE (ALSO REFERRED TO AS ITS BENCHMARK). YOU CANNOT INVEST DIRECTLY IN THE INDEX.

DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------
(CONTINUED)


FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)(1)(2)
--------------------------------------------------------------------------------

   Management Fees ...................................... 0.70%
   Shareholder Service Fees ............................. 0.25%
   Other Expenses ....................................... 0.19%
   Total Annual Fund Operating Expenses (2) ............. 1.14%

--------------------------------------------------------------------------------

(1) THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS INCURRED DURING THE MOST RECENT FISCAL YEAR, AND INCLUDE AMOUNTS THAT WOULD HAVE BEEN INCURRED ABSENT THE EXPENSE LIMITATION AGREEMENT THAT WAS IN EFFECT DURING THE YEAR AND EXPIRED ON OCTOBER 31 2003. UNDER THAT AGREEMENT, THE FUND'S ADVISER AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITED TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 1.00% OF THE AVERAGE DAILY NET ASSETS OF THE FUND (SUBJECT TO POSSIBLE REIMBURSEMENT TO THE ADVISER WITHIN TWO YEARS). CURRENTLY, THE ADVISER HAS VOLUNTARILY AGREED TO LIMIT THE FUND'S EXPENSES UNDER THE SAME TERMS AS THE EXPENSE LIMITATION AGREEMENT. THIS VOLUNTARY LIMITATION MAY BE DISCONTINUED AT ANY TIME. SEE "OTHER INFORMATION -- ADVISORY FEES AND EXPENSE LIMITATION ARRANGEMENT" FOR MORE DETAILED INFORMATION.

(2) UNDER THE PREVIOUS EXPENSE LIMITATION AGREEMENT, TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE 1.01%. THIS AMOUNT REFLECTS SECURITIES LENDING REVENUE FOR THE YEAR OF APPROXIMATELY 0.01% OF AVERAGE DAILY NET ASSETS. ACTUAL SECURITIES LENDING REVENUE FOR THE CURRENT YEAR MAY BE HIGHER OR LOWER, WITH A CORRESPONDING IMPACT ON NET EXPENSES.




EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
     1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
      $116          $362           $628          $1,386

SELECT VALUE FUND
--------------------------------------------------------------------------------
FUND SUMMARY


INVESTMENT GOAL
--------------------------------------------------------------------------------
Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY
--------------------------------------------------------------------------------
Investing primarily in a portfolio of U.S. equity securities that the Manager believes are priced below their true worth. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). It tends to be focused in a smaller number of securities than may be the case for a typical diversified value fund.


INVESTMENT STRATEGY
--------------------------------------------------------------------------------
The Select Value Fund invests primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities. The Manager generally seeks stocks believed to be priced by the stock market below their true worth.

The Fund emphasizes investments in companies that have market capitalization of at least $1.5 billion. Up to 10% of the Fund's total assets may be invested in other income-producing securities, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" -- options or futures contracts and similar instruments -- in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure. An exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.


PRINCIPAL RISKS OF INVESTING
--------------------------------------------------------------------------------
The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. The Fund is subject to the risk that its market segment, large and mid cap equity securities, may underperform other market segments or the equity markets as a whole. The Fund may invest in foreign securities which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

A principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value while the Fund owns those stocks. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of mutual funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The Fund is a non-diversified fund, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. However, the Fund will be subject to certain diversification requirements imposed by the Internal Revenue Code. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (100% or higher) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you don't sell shares by year-end).

SELECT VALUE FUND
--------------------------------------------------------------------------------
(CONTINUED)


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year and by showing how the average annual returns of the Fund for one year and the life of the Fund compare to those of a broad-based securities market index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

2001              -2.19%
2002             -22.18%
2003              30.23%


--------------------------------------------------------------------------------
HIGHEST AND LOWEST QUARTER RETURNS
(FOR PERIODS SHOWN IN THE BAR CHART)
--------------------------------------------------------------------------------

Highest                  (2nd/Qtr. '03)              17.46%
Lowest                   (3rd/Qtr. '02)             -21.21%
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

                              PAST                PAST                   PAST              SINCE
                             1 YEAR             5 YEARS                10 YEARS        INCEPTION(A)
                             ------             -------                --------        ------------
Select Value Fund
  Returns Before
    Taxes                    30.23%                N/A                    N/A             2.97%
  Returns After
    Taxes on
    Distributions            30.03%                N/A                    N/A             2.67%
  Returns After
    Taxes on
    Distributions
    and Sale of
    Fund Shares              19.85%                N/A                    N/A             2.36%
Russell 1000(R)
  Value Index(b)             30.03%                N/A                    N/A             2.45%
  (reflects no deduction for fees, expenses or taxes)

--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(A)  INCEPTION  DATE  FOR  FUND:   8/11/2000;   INDEX  RETURNS  CALCULATED  FROM
     8/31/2000.

(B) THE RUSSELL 1000(R) VALUE INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000(R) INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000(R) INDEX, WHICH, IN TURN, IS AN UNMANAGED INDEX THAT INCLUDES THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE FUND CURRENTLY USES THIS INDEX AS THE BROAD-BASED SECURITIES MARKET INDEX FOR COMPARISON PURPOSES IN REPORTING PERFORMANCE (ALSO REFERRED TO AS ITS BENCHMARK). YOU CANNOT INVEST DIRECTLY IN THE INDEX.

--------------------------------------------------------------------------------


FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS) (1)(2)
--------------------------------------------------------------------------------

   Management Fees ...................................... 0.70%
   Shareholder Service Fees ............................. 0.25%
   Other Expenses ....................................... 0.28%
   Total Annual Fund Operating Expenses (2) ............. 1.23%

--------------------------------------------------------------------------------

(1) THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS INCURRED DURING THE MOST RECENT FISCAL YEAR, AND INCLUDE AMOUNTS THAT WOULD HAVE BEEN INCURRED ABSENT THE EXPENSE LIMITATION AGREEMENT THAT WAS IN EFFECT DURING THE YEAR AND EXPIRED ON OCTOBER 31 2003. UNDER THAT AGREEMENT, THE FUND'S ADVISER AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITED TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 1.00% OF THE AVERAGE DAILY NET ASSETS OF THE FUND (SUBJECT TO POSSIBLE REIMBURSEMENT TO THE ADVISER WITHIN TWO YEARS). CURRENTLY, THE ADVISER HAS VOLUNTARILY AGREED TO LIMIT THE FUND'S EXPENSES UNDER THE SAME TERMS AS THE EXPENSE LIMITATION AGREEMENT. THIS VOLUNTARY LIMITATION MAY BE DISCONTINUED AT ANY TIME. SEE "OTHER INFORMATION -- ADVISORY FEES AND EXPENSE LIMITATION ARRANGEMENT" FOR MORE DETAILED INFORMATION.

(2) UNDER THE PREVIOUS EXPENSE LIMITATION AGREEMENT, TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE 1.02%. THIS AMOUNT REFLECTS SECURITIES LENDING REVENUE FOR THE YEAR OF APPROXIMATELY 0.02% OF AVERAGE DAILY NET ASSETS. ACTUAL SECURITIES LENDING REVENUE FOR THE CURRENT YEAR MAY BE HIGHER OR LOWER, WITH A CORRESPONDING IMPACT ON NET EXPENSES.


EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
     1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
      $125          $390           $676          $1,489

DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------
FUND SUMMARY


INVESTMENT GOAL
--------------------------------------------------------------------------------
Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY
--------------------------------------------------------------------------------
Investing primarily in a diversified portfolio of equity securities of large and mid-capitalization companies designed to provide exposure to the growth portion of the U.S. stock market. The Manager selects specific stocks it believes have above-average potential for growth in revenues and earnings, in companies with a range of risk, capitalization and industry sector characteristics similar to those included in the broad-based securities index selected as the Fund's benchmark, with the goal of outperforming the benchmark.


INVESTMENT STRATEGY
--------------------------------------------------------------------------------
The Diversified Growth Fund invests primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities. The Manager generally seeks stocks with above average potential for growth in revenue and earnings, and with capital appreciation potential. Dividend income, if any, is a consideration incidental to the Fund's investment goal.

The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have market capitalization in excess of $1.5 billion. Up to 10% of the Fund's total assets may be invested in other income-producing securities such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" -- options or futures contracts and similar instruments -- in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure. An exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.

The Manager adheres to an investment philosophy that focuses on specific security selection within a disciplined risk managed portfolio structure. The Manager conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies.


TAX MANAGEMENT STRATEGY
--------------------------------------------------------------------------------
Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which the Manager may seek to achieve the Fund's goal. The Manager and the Fund may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment goal):

     o When a portfolio security is sold, selecting the highest cost tax lots to reduce the amount of the capital gain or to increase the amount of the capital loss realized;

     o Selecting from among portfolio securities that are candidates for sale those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains;

     o Selling securities to realize capital losses that can be offset against realized capital gains; and

     o    Favoring lower dividend stocks.


PRINCIPAL RISKS OF INVESTING
--------------------------------------------------------------------------------
The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. In addition, a growth-oriented portfolio is generally more volatile than the overall equity market. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices, and the Fund may experience losses. The Fund is subject to the risk that its market segment, mid and large cap equity securities, may underperform other market segments or the equity markets as a whole. The Fund may invest in foreign securities which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

--------------------------------------------------------------------------------

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year and by showing how the average annual returns of the Fund for one year and the life of the Fund compare to those of a broad-based securities market index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



[BAR CHART OMITTED, PLOT POINTS FOLLOWS]



2001             -17.70%

2002             -31.30%

2003              26.93%

--------------------------------------------------------------------------------
HIGHEST AND LOWEST QUARTER RETURNS
(FOR PERIODS SHOWN IN THE BAR CHART)
--------------------------------------------------------------------------------

Highest                  (4th/Qtr. '01)              15.58%
Lowest                   (2nd/Qtr. '02)             -19.30%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                    PAST                     PAST                      PAST                      SINCE
                                   1 YEAR                  5 YEARS                   10 YEARS                INCEPTION(A)
                                   ------                  -------                   --------                ------------
Diversified Growth Fund
  Returns
    Before Taxes                   26.93%                     N/A                      N/A                       -16.40%
  Returns After
    Taxes on
    Distributions                  26.92%                     N/A                      N/A                       -16.40%
  Returns After
    Taxes on
    Distributions
    and Sale of
    Fund Shares                    17.52%                     N/A                      N/A                       -13.44%
Russell 1000(R)
  Growth Index(b)                  29.75%                     N/A                      N/A                       -17.33%
  (reflects no deduction for fees, expenses or taxes)

--------------------------------------------------------------------------------
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(A)  INCEPTION  DATE  FOR  FUND:   8/04/2000;   INDEX  RETURNS  CALCULATED  FROM
     8/31/2000.

(B) THE RUSSELL 1000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE FUND CURRENTLY USES THIS INDEX AS THE BROAD-BASED SECURITIES MARKET INDEX FOR COMPARISON PURPOSES IN REPORTING PERFORMANCE (ALSO REFERRED TO AS ITS BENCHMARK). YOU CANNOT INVEST DIRECTLY IN THE INDEX.

DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------
(CONTINUED)


FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS) (1)(2)
--------------------------------------------------------------------------------

   Management Fees ...................................... 0.70%
   Shareholder Service Fees ............................. 0.25%
   Other Expenses ....................................... 0.21%
   Total Annual Fund Operating Expenses (2) ............. 1.16%
--------------------------------------------------------------------------------
(1) THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS INCURRED DURING THE MOST RECENT FISCAL YEAR, AND INCLUDE AMOUNTS THAT WOULD HAVE BEEN INCURRED ABSENT THE EXPENSE LIMITATION AGREEMENT THAT WAS IN EFFECT DURING THE YEAR AND EXPIRED ON OCTOBER 31 2003. UNDER THAT AGREEMENT, THE FUND'S ADVISER AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITED TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 1.00% OF THE AVERAGE DAILY NET ASSETS OF THE FUND (SUBJECT TO POSSIBLE REIMBURSEMENT TO THE ADVISER WITHIN TWO YEARS). CURRENTLY, THE ADVISER HAS VOLUNTARILY AGREED TO LIMIT THE FUND'S EXPENSES UNDER THE SAME TERMS AS THE EXPENSE LIMITATION AGREEMENT. THIS VOLUNTARY LIMITATION MAY BE DISCONTINUED AT ANY TIME. SEE "OTHER INFORMATION -- ADVISORY FEES AND EXPENSE LIMITATION ARRANGEMENT" FOR MORE DETAILED INFORMATION.

(2) UNDER THE PREVIOUS EXPENSE LIMITATION AGREEMENT, TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE 1.01%. THIS AMOUNT REFLECTS SECURITIES LENDING REVENUE FOR THE YEAR OF APPROXIMATELY 0.01% OF AVERAGE DAILY NET ASSETS. ACTUAL SECURITIES LENDING REVENUE FOR THE CURRENT YEAR MAY BE HIGHER OR LOWER, WITH A CORRESPONDING IMPACT ON NET EXPENSES.

EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
     1 YEAR        3 YEARS         5 YEARS      10 YEARS
--------------------------------------------------------------------------------
      $118          $368            $638         $1,409

SELECT GROWTH FUND
--------------------------------------------------------------------------------
FUND SUMMARY


INVESTMENT GOAL
--------------------------------------------------------------------------------
Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY
--------------------------------------------------------------------------------
Investing primarily in a portfolio of U.S. equity securities that the Manager believes have above-average potential for growth in revenues and earnings, and with capital appreciation potential. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended. It tends to invest in a smaller number of securities than may be the case for a typical diversified growth fund.


INVESTMENT STRATEGY
--------------------------------------------------------------------------------
The Select Growth Fund invests primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities. The Manager generally seeks stocks with above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, the Manager looks for companies that have a leadership position or proprietary niche that appears to be sustainable, that demonstrate a clear mission in an understandable business, that exhibit financial strength and that are valued reasonably in relation to comparable companies in the market.

The Fund emphasizes investments in large capitalization growth companies. Its weighted average market capitalization is approximately $100 billion, and the Fund does not typically invest in companies that have market capitalization of less than $4 billion. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" -- options or futures contracts and similar instruments -- in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure. An exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.


PRINCIPAL RISKS OF INVESTING
--------------------------------------------------------------------------------
The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. The Fund is subject to the risk that its market segment, mid and large cap equity securities, may underperform other market segments or the equity markets as a whole. The Fund may invest in foreign securities which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The Fund is a non-diversified fund, which means it may invest a greater percentage of its assets than other funds in the securities of a limited number of issuers. However, the Fund will be subject to certain diversification requirements imposed by the Internal Revenue Code. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.

SELECT GROWTH FUND
--------------------------------------------------------------------------------
(CONTINUED)


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year and by showing how the average annual returns of the Fund for one year and the life of the Fund compare to those of a broad-based securities market index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

2001             -15.20%
2002             -28.13%
2003              36.99%


--------------------------------------------------------------------------------
HIGHEST AND LOWEST QUARTER RETURNS
(FOR PERIODS SHOWN IN THE BAR CHART)
--------------------------------------------------------------------------------

Highest                  (4th/Qtr. '01)              28.63%
Lowest                   (3rd/Qtr. '01)             -23.67%
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                  PAST                    PAST                        PAST                      SINCE
                                 1 YEAR                 5 YEARS                     10 YEARS                INCEPTION(A)
                                 ------                 -------                     --------                ------------
Select Growth Fund
  Returns
    Before Taxes                 36.99%                    N/A                         N/A                       -12.46%
   Returns After
    Taxes on
    Distributions                36.99%                    N/A                         N/A                       -12.46%
   Returns After
    Taxes on
    Distributions
    and Sale of
    Fund Shares                  24.04%                    N/A                         N/A                       -10.31%
Russell 1000(R)
  Growth Index(b)                29.75%                    N/A                         N/A                       -17.33%
  (reflects no deduction for fees, expenses or taxes)

--------------------------------------------------------------------------------
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(A)  INCEPTION  DATE  FOR  FUND:   8/11/2000;   INDEX  RETURNS  CALCULATED  FROM
     8/31/2000.

(B) THE RUSSELL 1000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE FUND CURRENTLY USES THIS INDEX AS THE BROAD-BASED SECURITIES MARKET INDEX FOR COMPARISON PURPOSES IN REPORTING PERFORMANCE (ALSO REFERRED TO AS ITS BENCHMARK). YOU CANNOT INVEST DIRECTLY IN THE INDEX.

--------------------------------------------------------------------------------


FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS) (1)(2)
--------------------------------------------------------------------------------

   Management Fees ...................................... 0.85%
   Shareholder Service Fees ............................. 0.25%
   Other Expenses ....................................... 0.35%
   Total Annual Fund Operating Expenses (2) ............. 1.45%
--------------------------------------------------------------------------------
(1) THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS INCURRED DURING THE MOST RECENT FISCAL YEAR, AND INCLUDE AMOUNTS THAT WOULD HAVE BEEN INCURRED ABSENT THE EXPENSE LIMITATION AGREEMENT THAT WAS IN EFFECT DURING THE YEAR AND EXPIRED ON OCTOBER 31 2003. UNDER THAT AGREEMENT, THE FUND'S ADVISER AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITED TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 1.15% OF THE AVERAGE DAILY NET ASSETS OF THE FUND (SUBJECT TO POSSIBLE REIMBURSEMENT TO THE ADVISER WITHIN TWO YEARS). CURRENTLY, THE ADVISER HAS VOLUNTARILY AGREED TO LIMIT THE FUND'S EXPENSES UNDER THE SAME TERMS AS THE EXPENSE LIMITATION AGREEMENT. THIS VOLUNTARY LIMITATION MAY BE DISCONTINUED AT ANY TIME. SEE "OTHER INFORMATION -- ADVISORY FEES AND EXPENSE LIMITATION ARRANGEMENT" FOR MORE DETAILED INFORMATION.

(2) UNDER THE PREVIOUS EXPENSE LIMITATION AGREEMENT, TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE 1.17%. THIS AMOUNT REFLECTS SECURITIES LENDING REVENUE FOR THE YEAR OF APPROXIMATELY 0.02% OF AVERAGE DAILY NET ASSETS. ACTUAL SECURITIES LENDING REVENUE FOR THE CURRENT YEAR MAY BE HIGHER OR LOWER, WITH A CORRESPONDING IMPACT ON NET EXPENSES.

EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
     1 YEAR        3 YEARS         5 YEARS      10 YEARS
--------------------------------------------------------------------------------
      $148          $459            $792         $1,735

SMALL CAP FUND
--------------------------------------------------------------------------------
FUND SUMMARY


INVESTMENT GOAL
--------------------------------------------------------------------------------
Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY
--------------------------------------------------------------------------------
Investing primarily in a diversified portfolio of equity securities of small capitalization companies, reflecting a blend of growth and value stocks. The Manager selects specific stocks it believes are undervalued or have above-average potential for growth in revenues and earnings, in companies with a range of risk, capitalization and industry sector characteristics similar to those included in the broad-based securities index selected as the Fund's benchmark, with the goal of outperforming the benchmark.


INVESTMENT STRATEGY
--------------------------------------------------------------------------------
The Small Cap Fund invests primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in securities of small capitalization companies. Small capitalization companies are those that have market capitalizations between $100 million and $1.5 billion. With respect to the Fund's growth investments, the Manager seeks stocks with above average potential for growth in revenue and earnings. With respect to the Fund's value investments, the Manager seeks stocks with attractive valuations within their industries and market sectors. The prices of value stocks are typically below their true worth in the Manager's judgment compared to other stocks as measured by such traditional investment criteria as earnings, book value and dividend paying ability. Dividend income, if any, is a consideration incidental to the Fund's goal. The Fund is diversified as to issuers and industries. Up to 10% of the Fund's total assets may be invested in other income-producing securities, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" -- options or futures contracts and similar instruments -- in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure. An exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.

The Manager adheres to an investment philosophy which focuses on specific security selection within a disciplined risk managed portfolio structure. The Manager conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies within those characteristics.


TAX MANAGEMENT STRATEGY
--------------------------------------------------------------------------------
Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which the Manager may seek to achieve the Fund's goal. The Manager and the Fund may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment goal):

     o When a portfolio security is sold, selecting the highest cost tax lots to reduce the amount of the capital gain or to increase the amount of the capital loss realized;

     o Selecting from among portfolio securities that are candidates for sale those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains;

     o Selling securities to realize capital losses that can be offset against realized capital gains; and

     o    Favoring lower dividend stocks.


PRINCIPAL RISKS OF INVESTING
--------------------------------------------------------------------------------
The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. In addition, there is a higher risk that the Fund will lose money because it invests primarily in small capitalization stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small capitalization stocks tend to be more volatile than those of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund's

--------------------------------------------------------------------------------



investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications. Negative market sentiment towards, or events affecting issuers in, these sectors may adversely affect the Fund's performance due to its emphasis on these sectors. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. The Fund is subject to the risk that its market segment, small capitalization equity securities, may underperform other market segments or the equity markets as a whole. The Fund may invest in foreign securities which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

A principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year and by showing how the average annual returns of the Fund for one year and the life of the Fund compare to those of a broad-based securities market index. From its inception date until August 1, 2002, the Fund had a "value" investment strategy. At that time, the Fund changed its investment strategy from value to core -- a blend of value and growth strategies. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



[BAR CHART OMITTED, PLOT POINTS FOLLOWS]


2001             7.62%
2002           -17.48%
2003            49.85%


--------------------------------------------------------------------------------
HIGHEST AND LOWEST QUARTER RETURNS
(FOR PERIODS SHOWN IN THE BAR CHART)
--------------------------------------------------------------------------------

Highest                  (2nd/Qtr. '03)              21.79%
Lowest                   (3rd/Qtr. '02)             -17.06%
--------------------------------------------------------------------------------

SMALL CAP FUND
--------------------------------------------------------------------------------
(CONTINUED)



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                      PAST                      PAST                       PAST                     SINCE
                                     1 YEAR                   5 YEARS                    10 YEARS               INCEPTION(A)
                                     -------                  -------                    --------               ------------
Small Cap Fund
  Returns
    Before Taxes                      49.85%                     N/A                       N/A                    12.70%
  Returns After
    Taxes on
    Distributions                     49.85%                     N/A                       N/A                    12.48%
  Returns After
    Taxes on
    Distributions
    and Sale of
    Fund Shares                       32.40%                     N/A                       N/A                    10.85%
Russell 2000(R)
  Index(b)                            47.25%                     N/A                       N/A                     2.46%
  (reflects no deduction for fees, expenses or taxes)

--------------------------------------------------------------------------------
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(A)  INCEPTION  DATE  FOR  FUND:   8/25/2000;   INDEX  RETURNS  CALCULATED  FROM
     8/31/2000.

(B) THE RUSSELL 2000(R) INDEX MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000(R) INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000(R) INDEX. THE FUND CURRENTLY USES THIS INDEX AS ITS BENCHMARK. YOU CANNOT INVEST DIRECTLY IN THE INDEX.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)(1)(2)
--------------------------------------------------------------------------------
   Management Fees ...................................... 0.70%
   Shareholder Service Fees ............................. 0.25%
   Other Expenses ....................................... 0.22%
   Total Annual Fund Operating Expenses (2) ............. 1.17%
--------------------------------------------------------------------------------

(1) THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS INCURRED DURING THE MOST RECENT FISCAL YEAR, AND INCLUDE AMOUNTS THAT WOULD HAVE BEEN INCURRED ABSENT THE EXPENSE LIMITATION AGREEMENT THAT WAS IN EFFECT DURING THE YEAR AND EXPIRED ON OCTOBER 31 2003. UNDER THAT AGREEMENT, THE FUND'S ADVISER AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITED TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 1.00% OF THE AVERAGE DAILY NET ASSETS OF THE FUND (SUBJECT TO POSSIBLE REIMBURSEMENT TO THE ADVISER WITHIN TWO YEARS). CURRENTLY, THE ADVISER HAS VOLUNTARILY AGREED TO LIMIT THE FUND'S EXPENSES UNDER THE SAME TERMS AS THE EXPENSE LIMITATION AGREEMENT. THIS VOLUNTARY LIMITATION MAY BE DISCONTINUED AT ANY TIME. SEE "OTHER INFORMATION -- ADVISORY FEES AND EXPENSE LIMITATION ARRANGEMENT" FOR MORE DETAILED INFORMATION.

(2) UNDER THE PREVIOUS EXPENSE LIMITATION AGREEMENT, TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE 1.10%. THIS AMOUNT REFLECTS SECURITIES LENDING REVENUE FOR THE YEAR OF APPROXIMATELY 0.10% OF AVERAGE DAILY NET ASSETS. ACTUAL SECURITIES LENDING REVENUE FOR THE CURRENT YEAR MAY BE HIGHER OR LOWER, WITH A CORRESPONDING IMPACT ON NET EXPENSES.


EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
     1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
      $119           $372          $644          $1,420

FAMILY HERITAGE(R) FUND
--------------------------------------------------------------------------------
FUND SUMMARY


INVESTMENT GOAL
--------------------------------------------------------------------------------
Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY
--------------------------------------------------------------------------------
Investing primarily in a portfolio of equity securities of companies designed to provide exposure to the overall U.S. equity market. The Manager selects specific stocks which have significant family ownership and which it believes will appreciate in value, from among companies with a range of risk and capitalization characteristics similar to those included in the broad-based securities index selected as the Fund's benchmark, with the goal of outperforming the benchmark. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended, (the "1940 Act") and it may hold larger positions in a smaller number of securities than a diversified fund.


INVESTMENT STRATEGY
--------------------------------------------------------------------------------
The Family Heritage(R) Fund invests primarily in equity securities of U.S. companies with significant ownership, at least 10% of the outstanding shares, by the founding family or a related foundation. Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities. The Manager believes that family-controlled companies tend to seek high after-tax returns on investment and manage their businesses with a view toward long-term planning. The Fund produces less current income than the U.S. market as a whole, in part because portfolio companies tend to reinvest earnings in the business. Up to 10% of the Fund's total assets may be invested in other income-producing securities, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" -- options or futures contracts and similar instruments -- in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure. An exchange-traded fund is a pooled investment vehicle, that invests in the securities of other issuers.

The Manager adheres to an investment philosophy which focuses on specific security selection within a disciplined risk managed portfolio structure. The Manager conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies.


TAX MANAGEMENT STRATEGY
--------------------------------------------------------------------------------
Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which the Manager may seek to achieve the Fund's goal. The Manager and the Fund may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment goal):

     o When a portfolio security is sold, selecting the highest cost tax lots to reduce the amount of the capital gain or to increase the amount of the capital loss realized;

     o Selecting from among portfolio securities that are candidates for sale those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains;

     o Selling securities to realize capital losses that can be offset against realized capital gains; and

     o    Favoring lower dividend stocks.


PRINCIPAL RISKS OF INVESTING
--------------------------------------------------------------------------------
The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices,

FAMILY HERITAGE(R) FUND
--------------------------------------------------------------------------------
(CONTINUED)

and the Fund may experience losses. The Fund is subject to the risk that family-controlled equity securities may underperform the equity markets as a whole. The Fund may invest in foreign securities, which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

The Fund is a non-diversified fund, which means it may invest a greater percentage of its assets than other funds in the securities of a limited number of issuers. However, the Fund will be subject to certain diversification requirements imposed by the Internal Revenue Code. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The performance information shown below for periods prior to the Fund's inception (August 4, 2000) reflects the performance of a common trust fund (the "Predecessor Fund" for the purposes of this section) that was managed with full investment authority by Pitcairn Trust Company prior to August 4, 2000 (the effective date of the Trust's registration statement), restated to reflect the fees and expenses borne by the Fund for its first fiscal year (including the expense limitation set forth in the fee table below). The assets of the Predecessor Fund were converted into assets of the Fund upon the establishment of the Fund. The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's and the Predecessor Fund's average annual total returns from year to year and by showing (on a calendar year basis) how the average annual returns of the Fund and the Predecessor Fund (with fee adjustments) for one, five and ten years compare to those of a broad-based securities market index. The Predecessor Fund's investment adviser effected material changes in the investment strategy in the Predecessor Fund in April, 1996. At that time, the Predecessor Fund began using the same investment strategy described in this Prospectus for the Family Heritage(R) Fund. From inception in 1989 until 1994, the Predecessor Fund invested primarily in large capitalization stocks and from 1994 to April 1996 the Predecessor Fund invested primarily in mid-capitalization stocks and selected stocks with risk and capitalization characteristics similar to the Russell Midcap(R) Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1994          -4.72%
1995          14.83%
1996          19.78%
1997          38.25%
1998          23.67%
1999          32.34%
2000          -9.04%
2001         -10.32%
2002         -17.25%
2003          28.44%


--------------------------------------------------------------------------------
HIGHEST AND LOWEST QUARTER RETURNS
(FOR PERIODS SHOWN IN THE BAR CHART)
--------------------------------------------------------------------------------

Highest                  (4th/Qtr. '99)              26.95%
Lowest                   (3rd/Qtr. '01)             -15.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                PAST               PAST                PAST            SINCE FUND
                              1 YEAR             5 YEARS            10 YEARS          INCEPTION(A)
                              -------            -------            --------          ------------
Family Heritage(R) Fund(b)
  Returns
    Before Taxes               28.44%              2.79%              9.90%                -2.87%
  Returns After
    Taxes on
    Distributions              28.43%                N/A                N/A                -2.88%
  Returns After
    Taxes on
    Distributions
    and Sale of
    Fund Shares                18.50%                N/A                N/A                -2.43%
Wilshire 5000
  Index(c)                     31.64%              0.42%             10.59%                -6.71%
  (reflects no deduction for fees, expenses or taxes)

--------------------------------------------------------------------------------
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(A)  INCEPTION  DATE  FOR  FUND:   8/04/2000;   INDEX  RETURNS  CALCULATED  FROM
     8/31/2000.

(B) FIVE AND TEN-YEAR RETURNS BEFORE TAXES INCLUDE PERFORMANCE OF THE PREDECESSOR FUND. THE FAMILY HERITAGE(R) FUND'S INVESTMENT GOAL AND POLICIES ARE THE SAME AS THOSE OF THE PREDECESSOR FUND AT THE TIME OF THE CONVERSION. THE PREDECESSOR FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS IMPOSED BY THE 1940 ACT. IF THE PREDECESSOR FUND HAD BEEN REGISTERED UNDER THE 1940 ACT, ITS PERFORMANCE MIGHT HAVE BEEN ADVERSELY AFFECTED.

(C) THE WILSHIRE 5000 INDEX IS A WIDELY-RECOGNIZED UNMANAGED INDEX OF LARGE, MID AND SMALL CAPITALIZATION STOCKS. IT REPRESENTS THE BROADEST INDEX FOR THE U.S. EQUITY MARKET, MEASURING THE PERFORMANCE OF ALL U.S. HEADQUARTERED EQUITY SECURITIES WITH READILY AVAILABLE PRICE DATA. THE FUND CURRENTLY USES THIS INDEX AS THE BROAD-BASED SECURITIES MARKET INDEX FOR COMPARISON PURPOSES IN REPORTING PERFORMANCE (ALSO REFERRED TO AS ITS BENCHMARK). YOU CANNOT INVEST DIRECTLY IN THE INDEX.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS) (1)(2)
--------------------------------------------------------------------------------
   Management Fees ...................................... 0.90%
   Shareholder Service Fees ............................. 0.25%
   Other Expenses ....................................... 0.23%
   Total Annual Fund Operating Expenses (2) ............. 1.38%
--------------------------------------------------------------------------------
(1) THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS INCURRED DURING THE MOST RECENT FISCAL YEAR, AND INCLUDE AMOUNTS THAT WOULD HAVE BEEN INCURRED ABSENT THE EXPENSE LIMITATION AGREEMENT THAT WAS IN EFFECT DURING THE YEAR AND EXPIRED ON OCTOBER 31 2003. UNDER THAT AGREEMENT, THE FUND'S ADVISER AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITED TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 1.20% OF THE AVERAGE DAILY NET ASSETS OF THE FUND (SUBJECT TO POSSIBLE REIMBURSEMENT TO THE ADVISER WITHIN TWO YEARS). CURRENTLY, THE ADVISER HAS VOLUNTARILY AGREED TO LIMIT THE FUND'S EXPENSES UNDER THE SAME TERMS AS THE EXPENSE LIMITATION AGREEMENT. THIS VOLUNTARY LIMITATION MAY BE DISCONTINUED AT ANY TIME. SEE "OTHER INFORMATION -- ADVISORY FEES AND EXPENSE LIMITATION ARRANGEMENT" FOR MORE DETAILED INFORMATION.

(2) UNDER THE PREVIOUS EXPENSE LIMITATION AGREEMENT, TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE 1.23%. THIS AMOUNT REFLECTS SECURITIES LENDING REVENUE FOR THE YEAR OF APPROXIMATELY 0.03% OF AVERAGE DAILY NET ASSETS. ACTUAL SECURITIES LENDING REVENUE FOR THE CURRENT YEAR MAY BE HIGHER OR LOWER, WITH A CORRESPONDING IMPACT ON NET EXPENSES.


EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
     1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
      $140           $437          $755          $1,657

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
FUND SUMMARY


INVESTMENT GOAL
--------------------------------------------------------------------------------
Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY
--------------------------------------------------------------------------------
Investing primarily in a diversified portfolio of equity securities of non-U.S. issuers.

INVESTMENT STRATEGY
--------------------------------------------------------------------------------
The International Fund invests primarily in equity securities of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of the value of its assets in equity securities of issuers located in at least three foreign countries. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Fund uses a multi-manager approach, relying on several Managers with differing investment philosophies to manage the Fund's assets under the general supervision of the Adviser. The Adviser may reserve a portion of the Fund's assets (generally not to exceed 5%) and will manage that portion for liquidity needs of the Fund. The balance of the Fund's assets will be allocated to the Managers in amounts determined at the discretion of the Adviser. The Managers' investment philosophies are as follows:

   Oechsle International Advisors, LLC ("Oechsle") approaches stock selection by focusing on individual stocks and fundamental characteristics of companies that have an above average potential for growth in revenue and earnings. Oechsle's goal is to find companies with top management, quality products and sound financial positions that are attractively priced. Due to this investment strategy, the Portfolio managed by Oechsle may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

   The Boston Company Asset Management, LLC ("TBCAM") has a value-oriented, bottom-up investment style that is research based, focusing first on stock selection and then enhanced by its country allocation guidelines. TBCAM evaluates traditional measures of value such as a low price-to-earnings ratio, low price-to-book value ratio, and low price-to-cash flow ratio. In addition, TBCAM reviews company fundamentals, including operating return characteristics, overall financial health, and positive changes in business momentum. This approach seeks to preserve capital in declining markets while adding value in rising markets.

   Brandywine Asset Management, LLC ("Brandywine") adheres to a strictly bottom-up stock selection process. Quantitative screens are used to identify a universe of securities which meet Brandywine's definition of value, and then in-depth fundamental analysis is used to narrow that universe to those stocks with the characteristics Brandywine considers necessary to return to normal valuation.

PRINCIPAL RISKS OF INVESTING
--------------------------------------------------------------------------------
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such developments. These factors contribute to price volatility, which is a principal risk of investing in the Fund. The Fund is also subject to the risk that its market segment, foreign common stocks, may underperform other equity market segments or the equity markets as a whole.

Investing in foreign securities poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

--------------------------------------------------------------------------------

A principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

A principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The performance information shown below for periods prior to the Fund's inception (August 4, 2000) reflects the performance of a common trust fund (the "Predecessor Fund" for the purposes of this section) that was managed with full investment authority by Pitcairn Trust Company (which employed a sub-adviser) prior to August 4, 2000 (the effective date of the Trust's registration statement), restated to reflect the fees and expenses borne by the Fund for its first fiscal year (including the expense limitation set forth in the fee table below). The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's and the Predecessor Fund's average annual total returns from year to year and by showing (on a calendar year basis) how the average annual returns of the Fund and the Predecessor Fund (with fee adjustments) for one, five and ten years compare to those of a broad-based securities market index. The Predecessor Fund's investment adviser effected material changes in the investment strategy in the Predecessor Fund in April, 1999 through the selection of a new sub-adviser. Prior to that time, the Predecessor Fund's portfolio was not as heavily weighted in the technology sector, and had more of a value orientation. The assets of the Predecessor Fund were converted into assets of the Fund upon the establishment of the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2003, Oechsle International Advisors, LLC served as the sole Manager for the Fund.


[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1994                9.60%
1995                2.70%
1996                9.83%
1997               -3.74%
1998               12.73%
1999               36.14%
2000              -18.73%
2001              -26.66%
2002              -20.43%
2003               37.19%


--------------------------------------------------------------------------------
HIGHEST AND LOWEST QUARTER RETURNS
(FOR PERIODS SHOWN IN THE BAR CHART)
--------------------------------------------------------------------------------

Highest                  (4th/Qtr. '99)              23.27%
Lowest                   (3rd/Qtr. '02)             -21.21%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------


                                                                                               SINCE
                               PAST                  PAST                 PAST                  FUND
                              1 YEAR               5 YEARS              10 YEARS            INCEPTION(A)
                              ------               -------              --------            ------------
International
Equity Fund
   Returns Before
    Taxes(b)                  37.19%               -2.40%                  1.74%                 -9.29%
   Returns After
    Taxes on
    Distributions             37.03%                  N/A                    N/A                 -9.43%
   Returns After
    Taxes on
    Distributions
    and Sale of
    Fund Shares               24.76%                  N/A                    N/A                 -7.75%
MSCI All Country
  World Free
  ex-U.S.
  Index(c)                    41.41%                1.55%                  4.66%                 -3.84%
  (reflects no deduction for fees, expenses or taxes)

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
(CONTINUED)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(A) INCEPTION DATE FOR FUND: 8/04/2000; INDEX RETURNS CALCULATED FROM 8/31/2000 FOR THE FUND.

(B) FIVE-YEAR AND TEN-YEAR RETURNS BEFORE TAXES INCLUDE PERFORMANCE OF THE PREDECESSOR FUND. THE INTERNATIONAL EQUITY FUND'S INVESTMENT GOAL AND POLICIES WERE THE SAME AS THOSE OF THE PREDECESSOR FUND AT THE TIME OF THE CONVERSION. THE PREDECESSOR FUND WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT") AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS IMPOSED BY THE 1940 ACT. IF THE PREDECESSOR FUND HAD BEEN REGISTERED UNDER THE 1940 ACT, ITS PERFORMANCE MIGHT HAVE BEEN ADVERSELY AFFECTED.

(C) THE FUND'S INVESTMENT PERFORMANCE CURRENTLY IS MEASURED AGAINST THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD FREE EX-U.S. INDEX. THE
     FUND  USES  THIS  INDEX AS THE  BROAD-BASED  SECURITIES  MARKET  INDEX  FOR
     COMPARISON PURPOSES IN REPORTING PERFORMANCE (ALSO REFERRED TO AS ITS BENCHMARK). YOU CANNOT INVEST DIRECTLY IN THE INDEX.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.



--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS) (1)(2)
--------------------------------------------------------------------------------
   Management Fees ...................................... 0.95%
   Shareholder Service Fees ............................. 0.25%
   Other Expenses ....................................... 0.40%
   Total Annual Fund Operating Expenses (2) ............. 1.60%
--------------------------------------------------------------------------------
(1) THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS INCURRED DURING THE MOST RECENT FISCAL YEAR, AND INCLUDE AMOUNTS THAT WOULD HAVE BEEN INCURRED ABSENT THE EXPENSE LIMITATION AGREEMENT THAT WAS IN EFFECT DURING THE YEAR AND EXPIRED ON OCTOBER 31 2003. UNDER THAT AGREEMENT, THE FUND'S ADVISER AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITED TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 1.25% OF THE AVERAGE DAILY NET ASSETS OF THE FUND (SUBJECT TO POSSIBLE REIMBURSEMENT TO THE ADVISER WITHIN TWO YEARS). CURRENTLY, THE ADVISER HAS VOLUNTARILY AGREED TO LIMIT THE FUND'S EXPENSES UNDER THE SAME TERMS AS THE EXPENSE LIMITATION AGREEMENT. THIS VOLUNTARY LIMITATION MAY BE DISCONTINUED AT ANY TIME. SEE "OTHER INFORMATION -- ADVISORY FEES AND EXPENSE LIMITATION ARRANGEMENT" FOR MORE DETAILED INFORMATION.

(2) UNDER THE PREVIOUS EXPENSE LIMITATION AGREEMENT, TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE 1.30%. THIS AMOUNT REFLECTS SECURITIES LENDING REVENUE FOR THE YEAR OF APPROXIMATELY 0.05% OF AVERAGE DAILY NET ASSETS. ACTUAL SECURITIES LENDING REVENUE FOR THE CURRENT YEAR MAY BE HIGHER OR LOWER, WITH A CORRESPONDING IMPACT ON NET EXPENSES.


EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
     1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
      $163           $505          $871          $1,900

TAXABLE BOND FUND
--------------------------------------------------------------------------------
FUND SUMMARY


INVESTMENT GOAL
--------------------------------------------------------------------------------
Income and capital appreciation consistent with prudent investment risk and liquidity.


PRINCIPAL INVESTMENT STRATEGY
--------------------------------------------------------------------------------
Investing primarily in a portfolio of investment grade fixed income securities without limitation as to their maturity. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), and it may hold larger positions in a smaller number of securities than a diversified fund.


INVESTMENT STRATEGY
--------------------------------------------------------------------------------
The Taxable Bond Fund invests primarily in investment grade fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"), and non-governmental issuers. U.S. Government Securities in which the Fund may invest include, but are not limited to, U.S. Treasury bills, notes and bonds, Government National Mortgage Association mortgage-backed certificates and other securities representing ownership interests in mortgage pools. Normally, the Fund will invest at least 80% of the value of its assets in bonds, I.E., fixed income securities of all types. The Fund may invest up to 65% of its total assets in a combination of U.S. dollar denominated bonds of foreign issuers, mortgage-backed securities, asset-backed securities, receivable-backed securities, floating or variable rate corporate debt instruments, convertible bonds (and the corresponding stock, if converted) and preferred stock. Under normal conditions, the Fund may hold up to 20% of its assets in cash or money market instruments in order to maintain liquidity or pending appropriate investment opportunities. The Fund maintains an average maturity that is generally similar to that of the broad-based securities index selected as the Fund's benchmark; however, there is no limit on the maximum maturity for a particular investment. Investment grade fixed income securities are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or determined by the Manager to be of equivalent quality. The Fund will not invest more than 20% of its assets in fixed income securities rated in the lowest category of investment grade securities, measured at the time of the Fund's initial investment in the security.

The Manager's strategy for the Fund is intended to provide relatively stable current income, a competitive current yield and reasonable principal volatility. The fixed income securities held by the Fund may also have the potential for moderate price appreciation.

The Fund's investment approach, with its emphasis on fixed income securities of varying maturity, may experience greater price volatility than funds that invest in similar quality securities with shorter maturities. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.


PRINCIPAL RISKS OF INVESTING
--------------------------------------------------------------------------------
The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk that the issuer will not make the interest or principal payments when they are due, prepayment risk that the issuers may prepay principal earlier than scheduled at a time when interest rates are lower, and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. In addition, the volatility of lower rated securities is often greater than that of higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. During periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. The Fund is subject to the risk that it may underperform the fixed income markets as a whole.

The Fund is a non-diversified fund, which means it may invest a greater percentage of its assets than other funds in the securities of a limited number of issuers. However, the Fund will be subject to certain diversification requirements imposed by the Internal Revenue Code. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic,

TAXABLE BOND FUND
--------------------------------------------------------------------------------
(CONTINUED)

political or regulatory event than a diversified portfolio. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The performance information shown below for periods prior to the Fund's inception (August 4, 2000) reflects the performance of a collective trust fund (the "Predecessor Fund" for the purposes of this section) that was managed with full investment authority by Pitcairn Trust Company prior to August 4, 2000 (the effective date of the Trust's registration statement), restated to reflect the fees and expenses borne by the Fund for its first fiscal year (including the expense limitation set forth in the fee table below). The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's and the Predecessor Fund's average annual total returns from year to year and by showing (on a calendar year basis) how the average annual returns of the Fund and the Predecessor Fund (with fee adjustments) for one, five and ten years compare to those of a broad-based securities market index. The assets of the Predecessor Fund were converted into assets of the Fund upon the establishment of the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1994           -4.51%
1995           19.04%
1996            2.06%
1997            9.49%
1998            8.90%
1999           -2.98%
2000           12.53%
2001            8.02%
2002            7.51%
2003            5.45%


--------------------------------------------------------------------------------
HIGHEST AND LOWEST QUARTER RETURNS
(FOR PERIODS SHOWN IN THE BAR CHART)
--------------------------------------------------------------------------------

Highest                  (2nd/Qtr. '95)               6.12%
Lowest                   (1st/Qtr. '94)              -3.83%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                  PAST                     PAST                         PAST                 SINCE FUND
                                 1 YEAR                  5 YEARS                      10 YEARS              INCEPTION(A)
                                 ------                  -------                      --------              ------------
Taxable Bond Fund(b)
  Returns
    Before Taxes                  5.45%                    5.98%                       6.34%                     8.09%
  Returns After
    Taxes on
    Distributions                 3.75%                      N/A                         N/A                     5.85%
  Returns After
    Taxes on
    Distributions
    and Sale of
    Fund Shares                   3.52%                      N/A                         N/A                     5.53%
Lehman
  U.S. Government/
  Credit Index(c)                 4.68%                    6.65%                       6.98%                     8.71%
  (reflects no deduction for fees, expenses or taxes)

--------------------------------------------------------------------------------
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(A)  INCEPTION  DATE  FOR  FUND:   8/04/2000;   INDEX  RETURNS  CALCULATED  FROM
     8/31/2000.

(B) FIVE AND TEN-YEAR RETURNS BEFORE TAXES INCLUDE PERFORMANCE OF THE PREDECESSOR FUND. THE TAXABLE BOND FUND'S INVESTMENT GOAL AND POLICIES ARE THE SAME AS THOSE OF THE PREDECESSOR FUND. THE PREDECESSOR FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS IMPOSED BY THE 1940 ACT. IF THE PREDECESSOR FUND HAD BEEN REGISTERED UNDER THE 1940 ACT, ITS PERFORMANCE MIGHT HAVE BEEN ADVERSELY AFFECTED.

(C) THE LEHMAN U.S. GOVERNMENT/CREDIT INDEX IS A WIDELY-RECOGNIZED UNMANAGED INDEX OF GOVERNMENT AND CORPORATE FIXED INCOME SECURITIES. THE FUND CURRENTLY USES THIS INDEX AS THE BROAD-BASED SECURITIES MARKET INDEX FOR COMPARISON PURPOSES IN REPORTING PERFORMANCE (ALSO REFERRED TO AS ITS BENCHMARK). YOU CANNOT INVEST DIRECTLY IN THE INDEX.

--------------------------------------------------------------------------------


FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS) (1)(2)
--------------------------------------------------------------------------------
   Management Fees ...................................... 0.40%
   Shareholder Service Fees ............................. 0.25%
   Other Expenses ....................................... 0.32%
   Total Annual Fund Operating Expenses (2) ............. 0.97%
--------------------------------------------------------------------------------
(1) THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS INCURRED DURING THE MOST RECENT FISCAL YEAR, AND INCLUDE AMOUNTS THAT WOULD HAVE BEEN INCURRED ABSENT THE EXPENSE LIMITATION AGREEMENT THAT WAS IN EFFECT DURING THE YEAR AND EXPIRED ON OCTOBER 31 2003. UNDER THAT AGREEMENT, THE FUND'S ADVISER AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITED TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 0.70% OF THE AVERAGE DAILY NET ASSETS OF THE FUND (SUBJECT TO POSSIBLE REIMBURSEMENT TO THE ADVISER WITHIN TWO YEARS). CURRENTLY, THE ADVISER HAS VOLUNTARILY AGREED TO LIMIT THE FUND'S EXPENSES UNDER THE SAME TERMS AS THE EXPENSE LIMITATION AGREEMENT. THIS VOLUNTARY LIMITATION MAY BE DISCONTINUED AT ANY TIME. SEE "OTHER INFORMATION -- ADVISORY FEES AND EXPENSE LIMITATION ARRANGEMENT" FOR MORE DETAILED INFORMATION.

(2) UNDER THE PREVIOUS EXPENSE LIMITATION AGREEMENT, TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE 0.73%. THIS AMOUNT REFLECTS SECURITIES LENDING REVENUE FOR THE YEAR OF APPROXIMATELY 0.03% OF AVERAGE DAILY NET ASSETS. ACTUAL SECURITIES LENDING REVENUE FOR THE CURRENT YEAR MAY BE HIGHER OR LOWER, WITH A CORRESPONDING IMPACT ON NET EXPENSES.

EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
     1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
       $99          $309           $536          $1,190

TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
FUND SUMMARY


INVESTMENT GOAL
--------------------------------------------------------------------------------
Current income exempt from federal income taxes and capital appreciation, consistent with prudent investment risk and liquidity.


PRINCIPAL INVESTMENT STRATEGY
--------------------------------------------------------------------------------
Investing in a diversified portfolio of investment grade obligations of tax-exempt issuers situated in the United States, its territories and possessions.


INVESTMENT STRATEGY
--------------------------------------------------------------------------------
The Tax-Exempt Bond Fund invests primarily in municipal securities issued by states, territories, and possessions of the United States and their political subdivisions, the interest from which is exempt from federal income taxes. Normally, the Fund will invest at least 80% of the value of its assets in bonds, and will invest its assets so at least 80% of the income it distributes will be exempt from federal income tax. The Fund will not invest more than 20% of its total assets in securities which pay interest subject to the alternative minimum tax. The Fund invests only in municipal securities that are investment grade. Investment grade municipal bonds are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or determined by the Manager to be of equivalent quality. The Fund will not invest more than 20% of its total assets in municipal bonds rated in the lowest category of investment grade ratings, measured at the time of initial investment by the Fund in that security. The Fund will not invest more than 30% of its total assets in obligations of issuers located in any single state, territory or possession. The Manager's approach in selecting securities for the Fund is to obtain as high a level of income as is consistent with moderate share price volatility, and to anticipate changing credit conditions. There is no restriction on the Fund's average weighted maturity or on the maturity of any single security held by the Fund.


PRINCIPAL RISKS OF INVESTING
--------------------------------------------------------------------------------
The Fund's investment approach is expected to provide current tax-exempt income with moderate price volatility. The Fund is not expected to perform as well as a taxable bond portfolio, but return to shareholders may be as good or better on an after-tax basis.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of particular issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and such securities will increase in value as interest rates decline. The volatility of lower rated securities is often greater than that of higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. During periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. There may be economic or political changes that impact the ability of tax-exempt issuers to repay principal and to make interest payments on their securities. Changes in the financial condition or credit rating of tax-exempt issuers also may adversely affect the value of the Fund's securities. The Fund is subject to the risk that its emphasis on current income and moderate price volatility may cause it to underperform other fixed income funds that pursue other objectives or the fixed income markets as a whole.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The performance information shown below for periods prior to the Fund's inception (August 4, 2000) reflects the performance of a common trust fund (the "Predecessor Fund" for the purposes of this section) that was managed with full investment authority by Pitcairn Trust Company prior to August 4, 2000 (the effective date of the Trust's registration statement), restated to reflect the fees and expenses borne by the Fund for its first fiscal year (including the expense limitation set forth in the fee table below). The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's and the Predecessor Fund's average annual total returns from year to year and by showing (on a calendar year basis) how the average annual returns of the Fund and the Predecessor Fund (with fee adjustments) for one, five and ten years compare to those of a broad-based securities market index. The Predecessor Fund's Manager effected material changes in the investment strategy in the Predecessor Fund in January, 1997. From inception in 1988 until 1996, the Predecessor Fund had invested primarily in high coupon bonds of Pennsylvania municipal issuers. In 1996, the Predecessor Fund changed to a total return

--------------------------------------------------------------------------------

investment approach and in 1997 expanded to national investments. The assets of the Predecessor Fund were converted into assets of the Fund upon the establishment of the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



[BAR CHART OMITTED, PLOT POINTS FOLLOWS]



1994             -2.18%

1995             10.98%

1996              4.40%

1997              8.20%

1998              5.69%

1999             -2.68%

2000             10.88%

2001              4.34%

2002              9.29%

2003              5.26%

--------------------------------------------------------------------------------
HIGHEST AND LOWEST QUARTER RETURNS
(FOR PERIODS SHOWN IN THE BAR CHART)
--------------------------------------------------------------------------------
Highest                  (3rd/Qtr. '02)               4.86%
Lowest                   (1st/Qtr. '94)              -3.17%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

                               PAST                       PAST                        PAST                    SINCE FUND
                              1 YEAR                    5 YEARS                     10 YEARS                 INCEPTION(A)
                              ------                    -------                     --------                 ------------
Tax-Exempt Bond
  Fund(b)
  Returns
    Before Taxes               5.26%                     5.31%                        5.32%                     7.06%
  Returns After
    Taxes on
    Distributions              5.19%                       N/A                          N/A                     7.02%
  Returns After
    Taxes on
    Distributions
    and Sale of
    Fund Shares                4.93%                       N/A                          N/A                     6.68%
Lehman Municipal
  Bond Index(c)                5.32%                     5.83%                        6.03%                     7.18%
  (reflects no deduction for fees, expenses or taxes)

--------------------------------------------------------------------------------
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(A)  INCEPTION  DATE  FOR  FUND:   8/11/2000;   INDEX  RETURNS  CALCULATED  FROM
     8/31/2000.

(B) FIVE AND TEN-YEAR RETURNS BEFORE TAXES INCLUDE PERFORMANCE OF THE PREDECESSOR FUND. THE TAX-EXEMPT BOND FUND'S INVESTMENT GOAL AND POLICIES ARE THE SAME AS THOSE OF THE PREDECESSOR FUND AT THE TIME OF THE CONVERSION. THE PREDECESSOR FUND WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT") AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS IMPOSED BY THE 1940 ACT. IF THE PREDECESSOR FUND HAD BEEN REGISTERED UNDER THE 1940 ACT, ITS PERFORMANCE MIGHT HAVE BEEN ADVERSELY AFFECTED.

(C) THE LEHMAN MUNICIPAL BOND INDEX IS A WIDELY RECOGNIZED UNMANAGED INDEX OF MUNICIPAL BONDS WITH MATURITIES OF AT LEAST ONE YEAR. THE FUND CURRENTLY USES THIS INDEX AS THE BROAD-BASED SECURITIES MARKET INDEX FOR COMPARISON PURPOSES IN REPORTING PERFORMANCE (ALSO REFERRED TO AS ITS BENCHMARK). YOU CANNOT INVEST DIRECTLY IN THE INDEX.

TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
(CONTINUED)


FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS) (1)
--------------------------------------------------------------------------------
   Management Fees ...................................... 0.30%
   Shareholder Service Fees ............................. 0.25%
   Other Expenses ....................................... 0.19%
   Total Annual Fund Operating Expenses ................. 0.74%
--------------------------------------------------------------------------------
(1) THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS INCURRED DURING THE MOST RECENT FISCAL YEAR, AND INCLUDE AMOUNTS THAT WOULD HAVE BEEN INCURRED ABSENT THE EXPENSE LIMITATION AGREEMENT THAT WAS IN EFFECT DURING THE YEAR AND EXPIRED ON OCTOBER 31 2003. UNDER THAT AGREEMENT, THE FUND'S ADVISER AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITED TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 0.60% OF THE AVERAGE DAILY NET ASSETS OF THE FUND (SUBJECT TO POSSIBLE REIMBURSEMENT TO THE ADVISER WITHIN TWO YEARS). CURRENTLY, THE ADVISER HAS VOLUNTARILY AGREED TO LIMIT THE FUND'S EXPENSES UNDER THE SAME TERMS AS THE EXPENSE LIMITATION AGREEMENT. THIS VOLUNTARY LIMITATION MAY BE DISCONTINUED AT ANY TIME. SEE "OTHER INFORMATION -- ADVISORY FEES AND EXPENSE LIMITATION ARRANGEMENT" FOR MORE DETAILED INFORMATION.


EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
     1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
       $76           $237          $411           $918

MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------
EQUITY RISK -- THE EQUITY FUNDS
Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

EXCHANGE-TRADED FUNDS RISK -- ALL FUNDS
Each Fund may purchase shares of exchange-traded funds ("ETFs") to gain exposure to a particular portion of the market or while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

From time to time one or more of the Funds may invest more than 5% of its assets in shares of a single ETF or 10% of its assets in shares of different ETFs, pursuant to exemptive relief granted by the Securities and Exchange Commission to certain issuers of ETFs, upon which the Funds may rely. This could be the case, for example, where portfolio securities appropriate for investment by the Fund may have somewhat limited markets, such as the Small Cap Fund or International Equity Fund. Investments in ETFs at this level would result in additional costs to the Fund. Expense ratios for ETFs range from 0.20% to 0.25% for certain small cap ETFs used by the Small Cap Fund and the expense ratio currently is 0.35% for the international ETF utilized by the International Equity Fund.

FIXED INCOME RISK -- THE FIXED INCOME FUNDS
The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

CALL RISK
During periods of falling interest rates, certain debt obligations with high coupon rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

CREDIT RISK
It is possible that an issuer will be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. The effect of this risk to an investor in the Fund should be reduced because of the Fund's holdings of bonds of multiple issuers.

EVENT RISK
Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. The effect of this risk to an investor in the Fund should be reduced because of the Fund's holdings of bonds of multiple issuers.

MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------
(CONTINUED)

TAX-EXEMPT ISSUER RISK -- TAX-EXEMPT BOND FUND
There may be economic or political changes that impact the ability of tax-exempt issuers to repay principal and to make interest payments on tax-exempt securities. Changes to the financial condition or credit rating of tax-exempt issuers may also adversely affect the value of the Fund's tax-exempt securities. Constitutional or legislative limits on borrowing by tax-exempt issuers may result in reduced supplies of tax-exempt securities. In addition, concentration of investments in issuers located in a single state makes a Fund more susceptible to adverse political or economic developments affecting that state.

MORTGAGE BACKED SECURITIES -- THE FIXED INCOME FUNDS
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, thereby exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. GOVERNMENT SECURITIES RISK -- THE FIXED INCOME FUNDS
Although the Funds' U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal Home Loan Mortgage Corp., Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

MANAGER OF MANAGERS RISK
To the extent that the Adviser engages a Manager to make investment decisions on its behalf for a portion or all of a Fund, there is a risk that the Adviser may be unable to identify and retain Managers who achieve superior investment returns relative to other similar investments. Moreover, use of such Managers may result in higher advisory fees and, therefore, higher Fund costs than when a single investment manager is used.

TERMINATION OF FUND RISK
The Funds commenced operations in August 2000. As with any venture, there can be no assurance that the Funds as an enterprise will be successful or will continue to operate indefinitely. The Trustees may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of a liquidation, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder's basis in his or her shares of the Fund.

FOREIGN INVESTING RISK
A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some

OTHER INFORMATION
--------------------------------------------------------------------------------


cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a focused geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

CURRENCY RISK
Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

DERIVATIVES RISK
See the discussion under "Each Fund's Other Investments -- Defensive Investing and Use of Derivative Contracts" on page 31.

WHAT IS AN INDEX?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had to pay commissions or expenses, its performance would be lower. The Funds are not sponsored, endorsed, sold or promoted by the sponsor of any index, and no such sponsor makes any representations regarding the advisability of investing in any of the Funds.

CHANGE IN MARKET CAPITALIZATION
Many of the Funds specify in their principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the Manager's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, such change could affect the Fund's flexibility in making new investments (see "Portfolio Composition Policies" below).

EACH FUND'S OTHER INVESTMENTS
DEFENSIVE INVESTING AND USE OF DERIVATIVE CONTRACTS
In addition to the investments and strategies described in this Prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Statement of Additional Information. Of course, there can be no guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this Prospectus are those used under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes due to adverse economic or political conditions, or for liquidity purposes, each Fund may invest up to 100% of its total assets in fixed income securities, money market instruments and other securities that would not ordinarily be consistent with the Fund's objectives. Such defensive investing may increase a Fund's taxable income.

OTHER INFORMATION
--------------------------------------------------------------------------------
(CONTINUED)

Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

     o To hedge against adverse changes -- caused by changing interest rates, stock market prices or currency exchange rates -- in the market value of securities held by or to be bought for a Fund;

     o    As a substitute for purchasing or selling securities;

     o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

     o    To enhance a Fund's potential gain in non-hedging situations; or

     o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a big impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's portfolio less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

LENDING OF PORTFOLIO SECURITIES
Portfolio securities may be lent to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's Manager will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Adviser to the Fund under the Adviser's voluntary expense limitation arrangement (see "Advisory Fees and Voluntary Expense Limitation Arrangement" below).

PORTFOLIO COMPOSITION POLICIES
Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies the term "assets" means net assets plus the amount of borrowings for investment purposes. The 80% Policies must be complied with at the time the Fund invests its assets. Accordingly, where a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% Policy. Each of the relevant Funds has adopted a policy to provide shareholders with at least 60 days prior notice of any change in its 80% Policy. The relevant Funds are the Small Cap Fund, the International Equity Fund, the Taxable Bond Fund and the Tax-Exempt Bond Fund. See the discussion under "Investment Strategy" for each of the identified Funds.

INVESTMENT ADVISER
Pitcairn Investment Management (the "Adviser" or "Pitcairn"), a separately identifiable division of Pitcairn Trust Company ("PTC"), with offices at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046, is a registered investment adviser and serves as the Adviser to the Funds. The Adviser makes investment decisions for those Funds for which it serves as Manager, and continuously reviews, supervises and administers each Fund's investment program and the performance of specialty Managers it engages for the day-to-day management of certain Funds. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. THE ADVISER HAS THE ULTIMATE RESPONSIBILITY

--------------------------------------------------------------------------------



(SUBJECT TO OVERSIGHT BY THE BOARD) TO OVERSEE THE MANAGERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT. Any of the Managers selected by the Adviser may be replaced, and additional Managers may be retained by the Adviser without shareholder approval.

PTC was established in 1987 and is a state-chartered trust company formed for the purpose of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Other Pitcairn entities have provided investment management services to the Pitcairn family and their trusts since the 1920s and to outside clients since 1989. As of December 31, 2003, PTC had approximately $2.2 billion in assets under management.

ADVISORY FEES AND VOLUNTARY EXPENSE LIMITATION ARRANGEMENT
For the fiscal year ended October 31, 2003, each Fund paid the Adviser an aggregate fee for investment management services as a percentage of the average daily net assets of the Fund according to the table below (both before and after waiver/reimbursement under the Expense Limitation Agreement that was in effect until October 31, 2003.) Under that Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage fees and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), offset by the amount of revenue to the Fund from securities lending activities of the Fund (the net amount referred to as "Fund Operating Expenses"), would be limited to a specified percentage of the average daily assets of each Fund ("Expense Cap"), as set forth in the table below through the fiscal year ended October 31, 2003:


---------------------------------------------------------------------------------------------------------------------------
                                                                                 ADVISORY FEE AFTER
FUND                                                       ADVISORY FEE         WAIVER/REIMBURSEMENT        EXPENSE CAP
---------------------------------------------------------------------------------------------------------------------------
Diversified Value                                             0.70%                    0.57%                    1.00%
Select Value                                                  0.70%                    0.48%                    1.00%
Diversified Growth                                            0.70%                    0.55%                    1.00%
Select Growth                                                 0.85%                    0.57%                    1.15%
Small Cap                                                     0.70%                    0.63%                    1.00%
Family Heritage(R)                                            0.90%                    0.75%                    1.20%
International Equity                                          0.95%                    0.64%                    1.25%
Taxable Bond                                                  0.40%                    0.15%                    0.70%
Tax-Exempt Bond                                               0.30%                    0.16%                    0.60%
---------------------------------------------------------------------------------------------------------------------------

A Fund may, at a later date, reimburse the Adviser for the fees waived or limited and other expenses assumed and paid by the Adviser pursuant to the expense limitation agreement described above during any of the previous two (2) fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above, and the Adviser (or an affiliate) remains the investment adviser to the Fund. No reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $10 million; (ii) the Fund's total annual Fund Operating Expenses ratio is less than the percentage stated in the chart above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

Currently the Adviser has agreed on a voluntary basis to limit fund expenses under the same terms as the prior Expense Limitation Agreement. This voluntary limitation may be terminated at any time.

SUB-ADVISERS -- MANAGERS
While Pitcairn Investment Management serves as the overall investment adviser to the Funds, it may engage one or more specialty Managers to make investment decisions for all or a portion of any of the Funds' portfolios.

The Adviser has engaged the following three registered investment advisers to serve as Managers to the International Equity Fund:

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OTHER INFORMATION
--------------------------------------------------------------------------------
(CONTINUED)

   Oechsle International Advisors, LLC ("Oechsle") has offices at One International Place, 23rd Floor, Boston, MA 02110. Oechsle served as the sole Manager of the International Equity Fund from its inception through December 31, 2002 and also has served as the sub-adviser to the Pitcairn Trust Company International Common Trust Fund since April 1, 1999. Oechsle was formed in 1986 and, as of December 31, 2003, it had approximately $14.6 billion of assets under management.

   The Boston Company Asset Management, LLC ("TBCAM") has offices at Mellon Financial Center, One Boston Place, Boston, MA, 02108. TBCAM was founded in 1970 and is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2003, TBCAM had approximately $36.4 billion of assets under management.

   Brandywine Asset Management, LLC ("Brandywine") has offices at 3 Christiana Centre, Suite 1200, 201 N. Walnut Street, Wilmington, DE 19801. Brandywine was founded in 1986 and is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2003, Brandywine had approximately $12.7 billion of assets under management.

The Adviser has engaged Sands Capital Management, Inc. ("Sands Capital Management"), a registered investment adviser, with offices at 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209, to serve as the Manager for the Select Growth Fund. Sands Capital Management also has served as the sub-adviser to the Pitcairn Trust Company Select Growth Common Trust Fund since June 15, 2000. Sands Capital Management was founded in 1992. As of December 31, 2003, it managed approximately $5.4 billion in large capitalization growth equity portfolios.

On September 5, 2001, the Securities and Exchange Commission ("SEC") issued an exemptive order (the "Order") that permits the Adviser, subject to certain conditions, to retain new Managers without shareholder approval of the contracts with those Managers. The Order also permits the Adviser to employ new Managers for new or existing Funds, change the terms of contracts with Managers or continue the employment of Managers after events that would otherwise cause automatic termination of a contract with a Manager. Within 90 days of retaining a new Manager, shareholders of any affected Fund will receive notification of the change. The Order relieves the Funds from a requirement to disclose certain fees paid to Managers (except to any Managers affiliated with the Adviser) in documents filed with the SEC and provided to shareholders. The Adviser pays to Oechsle International Advisors, LLC, The Boston Company Asset Management, LLC, Brandywine Asset Management, LLC and Sands Capital Management, Inc. compensation at an annual rate based on a percentage of the average daily net assets managed by the Manager. In addition, the Adviser pays to Brandywine (or deducts from future payments) an amount based on the performance of the assets in its Portfolio relative to the performance of the International Equity Fund's benchmark over the same period of time.

FUND MANAGEMENT
For the Funds where the Adviser serves as Manager, the portfolio managers for a Fund buy and sell securities for a Fund as they see fit, guided by the Fund's investment objective and strategy and based upon input from the Adviser's analysts that cover specific industries. The portfolio managers and analysts meet regularly to review portfolio holdings and discuss purchase and sales activity. Where there is more than one portfolio manager for a Fund, they make decisions jointly as to each investment. The portfolio managers on the investment teams are identified below, by Fund, followed by the respective biographical information for the portfolio managers. Where the Adviser has engaged a specialty Manager (sub-adviser) for a particular Fund, the Manager and portfolio manager are identified below:

    DIVERSIFIED GROWTH FUND

    ERIC M. FEDER
    Mr. Feder, Vice President of the Adviser and of PTC, joined PTC in 1994 as an investment analyst and was promoted to Vice President in 1999. Before joining PTC, he held financial analyst positions as an intern at SEI, Inc., Centocor, Inc. and Johnson & Johnson-Merck. He is jointly responsible for equity recommendations in the following industries: industrial services, technology and electronic equipment. He holds a B.S. from Drexel University and is a candidate for a master's degree in finance.

--------------------------------------------------------------------------------



    DIVERSIFIED VALUE FUND

    CATHERINE E. ROONEY
    Ms. Rooney, Vice President of the Adviser and of PTC, has been a member of the team since joining PTC in 1994. She is primarily responsible for equity recommendations in the following industries: food and beverage, pharmaceuticals, restaurant, retail, and technology. Before joining PTC, she was a vice president and the director of research at Merus Capital Management and was a security analyst at Wilmington Trust Company and Josephthal & Company. She holds B.A. and M.B.A degrees from Temple University. She is a holder of the right to use the Chartered Financial Analyst(R) designation.

    DAVID T. LARRABEE
    Mr. Larrabee, Vice President of the Adviser and of PTC, who is primarily responsible for equity recommendations in banks and financial services, has been a member of the team since joining PTC in 1997. His previous investment experience from 1993 to 1997 was at General Accident Insurance, Provident Mutual Management Company, and Standard & Poor's Corporation. He has a B.A., Finance from Colgate University and an M.B.A in finance from Fordham University. He is a holder of the right to use the Chartered Financial Analyst(R) designation.

    SELECT VALUE FUND

    CATHERINE E. ROONEY
    See biographical information under Diversified Value Fund, above.

    SELECT GROWTH FUND -- SANDS CAPITAL MANAGEMENT, INC., MANAGER

    FRANK M. SANDS, SR.
    Mr. Sands, President and co-founder of Sands Capital Management, has been the portfolio manager for Sands Capital Management's large capitalization growth stock strategy since the firm was formed in 1992. He has 31 years of investment management experience. Mr. Sands has a B.A. in economics from Dickinson College and an M.B.A. from the University of Virginia's Darden Graduate School of Business. He is a holder of the right to use the Chartered Financial Analyst(R) designation.

    FRANK M. SANDS, JR.
    Mr. Sands has been Senior Vice President, Director of Research and a Portfolio Manager with Sands Capital Management since June 2000. Before joining Sands Capital Management, Mr. Sands was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from August 1994 to June 2000. Mr. Sands received an M.B.A from the University of Virginia's Darden Graduate School of Business in 1994, an M.S. in Real Estate Finance & Development from Johns Hopkins University in 1993, and a B.A. in Economics from Washington & Lee University in 1989. Mr. Sands is a holder of the right to use the Chartered Financial Analyst(R) designation.

    SMALL CAP FUND

    CHRISTOPHER B. DRIVER
    Mr. Driver, Vice President of the Adviser and PTC, has been a member of the team since joining PTC in December 2000. He is primarily responsible for equity investment decisions for all small capitalization companies, regardless of industry classification. Prior to joining PTC, he was a portfolio manager at PNC Advisors from 1999 to 2000, and was an analyst at Delaware Management Company from 1997 to 1999. Prior to that he was an analyst, portfolio manager and partner at Cashman, Farrell & Associates from 1990 to 1997. He holds a B.S in Business from the University of Delaware. He is a holder of the right to use the Chartered Financial Analyst(R) designation.

    FAMILY HERITAGE(R) FUND

    ERIC M. FEDER
    See biographical information under Diversified Growth Fund, above.

OTHER INFORMATION
--------------------------------------------------------------------------------
(CONTINUED)

    DAVID M. LARRABEE
    See biographical information under Diversified Value Fund, above.

    INTERNATIONAL EQUITY FUND

    OECHSLE INTERNATIONAL ADVISORS, LLC, MANAGER
    S. DEWEY KEESLER, JR.
    Mr. Keesler is a Principal, the Chief Investment Officer and a Portfolio Manager/Research Analyst of Oechsle with responsibility for coordinating Oechsle's investment activities. He has over nineteen years of international investment experience, investing in markets all over the world. Prior to forming Oechsle, he was a Portfolio Manager at Putnam International Advisors. Mr. Keesler received a B.A. (magna cum laude) from Washington and Lee University and was a Fulbright Scholar at the University of Freiburg in West Germany. He studied investment analysis and management at London Business School.

    KATHLEEN HARRIS
    Ms. Harris is a Principal and Portfolio Manager/Research Analyst of Oechsle. Prior to joining Oechsle in January 1995, Ms. Harris was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed the fund's international equity assets. Previously, she was a Fund Manager and Equity Analyst for the Northern Trust Company. Ms. Harris received an M.B.A. in Finance from the University of Chicago Graduate School of Business and a B.S. (Honors) in Finance from the University of Illinois. She is a holder of the right to use the Chartered Financial Analyst(R) designation.

    THE BOSTON COMPANY ASSET MANAGEMENT, LLC, MANAGER

    D. KIRK HENRY
    Mr. Henry, Senior Vice President and Co-Director of International Equities, serves as the portfolio manager for the Portfolio managed by TBCAM. He has equity research responsibilities for companies in Continental Europe and Asia (except Japan) and has been with TBCAM since 1994. Prior to that time, he was an Executive Vice President with Cseh International and Associates from 1990 to July 1994. Mr. Henry received an M.B.A. from the University of Chicago, and a B.A. from Stanford University. He is a holder of the right to use the Chartered Financial Analyst(R) designation.

    BRANDYWINE ASSET MANAGEMENT, LLC, MANAGER

    PAUL D. EHRLICHMAN
    Mr. Ehrlichman, Managing Director of Brandywine, and lead portfolio manager for its international and global value equity products, serves as the portfolio manager for the Portfolio managed by Brandywine. He has responsibility for various aspects of the investment process, including stock selection, portfolio construction, trading and quantitative analysis. He has been with Brandywine since 1988. Prior to that time, he was an Assistant Vice President and portfolio manager for Provident Capital Management, Inc. from 1984 to 1988. Mr. Ehrlichman received his B.S. in Finance and Quantitative Analysis (cum laude) from La Salle University.

    TAXABLE BOND FUND AND TAX-EXEMPT BOND FUND

    JOHN R. RAEBIGER, JR.
    John R. Raebiger, Jr. joined the Adviser and PTC as Vice President, Manager of Fixed Income, and assumed the portfolio management responsibilities for the two Fixed Income Funds in 2002. Prior to joining the Adviser and PTC, Mr. Raebiger served as the Fixed Income Portfolio Manager and Head of Trading for Davidson Capital Management since February 1998. From September 1995 to February 1998, he was an Assistant Fixed Income Trader and Institutional Salesman at Boenning & Scattergood, Inc. He holds a B.S. in Business Administration from Shippensburg University.

--------------------------------------------------------------------------------

SHAREHOLDER SERVICES PLAN
The Board of Trustees of the Trust has adopted a Shareholder Services Plan (the "Plan") for the purpose of paying for shareholder servicing activities which may include: providing personal services or account maintenance services; receiving, aggregating and processing purchase and redemption orders; providing and maintaining retirement plan records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing subaccounting services for Fund shares held beneficially; forwarding shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners;
performing daily investment ("sweep") functions for shareholders; providing investment advisory services; and general account administration activities.

Pursuant to the Plan, each Fund is authorized to pay to any persons who enter into shareholder services agreements with the Fund ("Authorized Service Providers"), which may include PTC or its affiliates, as compensation for service activities rendered by Authorized Service Providers to shareholders of a Fund, a shareholder service fee in an amount or at a rate not to exceed 0.25% on an annual basis of the average daily net asset value of shares of the Fund as to which the Authorized Service Provider provides the services (the "Plan Fee"). Such Plan Fee is calculated daily and paid monthly or at such other intervals as the Board shall determine. An Authorized Service Provider is authorized to pay its affiliates or independent third party service providers for performing service activities consistent with this Plan. All expenses incurred by the Funds in connection with the shareholder services agreements and the implementation of the Plan shall be borne entirely by the holders of the shares of the particular Fund involved and will result in an equivalent increase to each Fund's Total Annual Fund Operating Expenses.

SHAREHOLDER SERVICES AGREEMENTS
The Board of Trustees of the Trust has approved Shareholder Services Agreements (the "Agreements") with PTC and certain financial intermediaries (together the "Service Providers") whereby the Service Providers provide certain shareholder services which may include: subaccounting for all Fund share transactions at the shareholder level; crediting distributions from the Funds to shareholder accounts; determining amounts to be reinvested in the Funds; assisting customers in changing account options, account designations and account addresses; and disseminating tax information and mailing Fund information, such as prospectuses and annual and semi-annual reports to beneficial owners of the subject shares. These Agreements may be terminated by either party to the Agreement by a vote of the Plan Trustees (as defined in the Shareholder Services Plan) or by vote of a majority of the outstanding shareholders of a Fund with respect to any Fund at any time without payment of penalty.

Pursuant to the Agreement with PTC, each Fund is authorized to pay PTC a monthly service fee at an annual rate of 0.25% of the average net asset value of the shares of the Fund held of record by PTC for its clients.

Pursuant to the Agreement(s) with other Service Providers, the Select Growth Fund is authorized to pay a Service Provider fees agreed upon with the particular Service Provider, up to a maximum of 0.25% of the average daily net asset value of the shares of the Fund held of record by the Service Provider. Service Providers may provide shareholder services for different fees within the maximum, and other parties may provide shareholder services at no cost to the Fund. To the extent shareholder services fees for certain shares of the Select Growth Fund are in an amount or at a rate that is less than 0.25% of the average daily net asset value of such shares, the Fund (and thus all shareholders of the Fund) will pay shareholder services fees in an amount that reflects the blended rates for all Fund shares.

All expenses incurred by the Funds in connection with the Agreements and the implementation of the Plan shall be borne entirely by the holders of the shares of the particular Fund involved and will result in an equivalent increase to each Fund's Total Annual Fund Operating Expenses.

PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
This section tells you how to purchase, sell (sometimes called "redeem") or exchange shares of the Funds.

HOW TO PURCHASE FUND SHARES
The Funds are available for purchase by clients of Pitcairn Trust Company. The Select Growth Fund is also available for purchase by clients and customers of selected financial intermediaries.

The Funds do not offer their shares for sale outside of the United States. Shares of one or more of the Funds may not be available for sale in every state. Specifically, shares of the Funds other than the Select Growth Fund currently are not available for sale in the states of Nebraska and New Hampshire.

Clients of Pitcairn Trust Company may purchase shares through their accounts by calling 1-800-214-6744.

A Fund cannot accept third-party checks, credit cards, credit card checks or cash, and arrangements should be made to purchase shares through your account at Pitcairn Trust Company.

DISTRIBUTOR
SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is a registered broker-dealer and serves as the Funds' distributor.

GENERAL INFORMATION
You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day). A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders. The price per share (the offering price) will be the net asset value per share ("NAV") next determined after a Fund receives your purchase order in good order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in good order before 4:00 p.m. Eastern time, except as described below.

RECEIPT OF PURCHASE AND REDEMPTION ORDERS BY SELECTED BROKER-DEALERS OR THEIR DESIGNEES
The Select Growth Fund has authorized certain broker-dealers to accept purchase and redemption orders on the Fund's behalf. These broker-dealers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker-dealer or, if applicable, a broker-dealer's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker-dealer or the broker-dealer's authorized designee. Please note that the Securities and Exchange Commission has proposed rules that, if adopted, would require a change in these procedures.

HOW WE CALCULATE NAV
NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Some Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of the Fund's investments may change on days when shareholders cannot purchase or redeem Fund shares.
HOW TO SELL YOUR FUND SHARES
Holders of shares may sell shares by following procedures established when they opened their account or accounts. For clients of Pitcairn Trust Company, if you have questions, call 1-800-214-6744. If you own your shares through an account with a financial intermediary, contact that financial intermediary to sell your shares.

--------------------------------------------------------------------------------

If you own your shares directly, you may sell your shares on any Business Day by contacting a Fund directly by mail or telephone at 1-800-214-6744. The sale price of each share will be the next NAV determined after the Fund receives your request.

RECEIVING YOUR MONEY
Normally, we will send your sale proceeds within seven business days after we receive your request. Your proceeds can be wired to your bank account (which may be subject to a fee) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 Business Days). We also reserve the right to delay delivery of your redemption proceeds -- up to seven days -- or to honor certain redemptions with securities, rather than cash, as described under "Redemptions in Kind."

SHORT-TERM TRADING PRACTICES
To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

From time to time, PTC, which has discretionary investment authority for most shareholders of the Funds who are clients of PTC, implements a tax strategy for certain of the Funds' shareholders, which involves redeeming shares of a Fund and repurchasing them not less than 31 days later. The Funds do not view these trades as abusive.

The Trust has arranged for a line of credit from the Trust's custodian for all of the Funds, which is designed to provide liquidity with respect to unanticipated redemptions and redemptions in connection with PTC's tax strategy described above.

REDEMPTIONS IN KIND
For all Funds except the Select Growth Fund, we generally pay sale (redemption) proceeds in cash, but we reserve the right to pay all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If we make payment in securities, we will value the securities in the same manner as we value the securities in computing the Fund's net asset value. We may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as any taxes on any capital gains you may realize from the sale, or from the sale of securities you receive.

The Select Growth Fund has elected to be governed by Rule 18f-1 under the 1940 Act and has filed Form N-18F-1, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Select Growth Fund. We reserve the right to pay redemption proceeds in kind if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of the Select Growth Fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the Select Growth Fund and its shareholders.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES
A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES
You may exchange your shares in one Fund for shares of another Fund on any Business Day by contacting us directly by mail or telephone. When you exchange shares, you are really selling your shares and buying other Fund shares, which may produce a gain or loss for tax purposes. Your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
(CONTINUED)

TRANSACTIONS THROUGH THIRD PARTIES
When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

SMALL OR INACTIVE ACCOUNTS
We reserve the right to close any account that does not meet minimum investment requirements or which is inactive. The current minimum is $2,500 for accounts maintained by Pitcairn Trust Company for its clients. Third parties, such as broker-dealers, may impose a different minimum for accounts maintained by them. We will give you 60 days' notice to increase your account balance to the required minimum before we close your account and send you the proceeds.

TELEPHONE TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Each Fund distributes its income as follows: Generally, the Equity Funds declare and pay dividends quarterly, although the Diversified Growth, Select Growth and International Equity Funds currently distribute income annually. The Fixed Income Funds generally declare dividends daily and distribute them monthly. No quarterly dividends of ordinary income from any of the Equity Funds that would otherwise distribute ordinary income quarterly will be made unless such proposed quarterly dividends would exceed $25,000 ($50,000 with respect to the Family Heritage(R) Fund) in the aggregate. The Trustees may decide to declare dividends at intervals other than those recited above, or may determine not to declare any dividends of ordinary income based on the recommendation of the Treasurer of the Trust.

Each Fund makes  distributions  of  realized  capital  gains,  if any,  at least annually. If you own Fund shares on the record date of the declared distribution, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the declaration date of the distribution. Your election will be effective for dividends and distributions declared after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. The following is meant as a general summary for U.S. taxpayers on some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. Each Fund will distribute all or substantially all of its income and capital gains, if any. The dividends and distributions you receive are generally subject to federal, state and local taxation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. If you receive a distribution in January that a Fund declared in October, November or December of the prior year, you will be taxed as if you received it in the prior year. Except as described below, income distributions are generally taxable at ordinary income tax rates. If a Fund designates a particular distribution as a long-term capital gain distribution, it will generally be taxable to you at your long-term capital gains rates. You normally will be taxed on distributions you receive from a Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. Except as described below, the tax consequences of a distribution do not depend upon how long you held your Fund shares.

Recently enacted tax legislation  generally  provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

--------------------------------------------------------------------------------

     o Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

     o Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

     o A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

     o Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. As a result, distributions from funds that invest primarily in debt securities, such as money market funds and bond funds, will not generally qualify for the 15% rate.

Each Fund will send you a tax report each year summarizing the amount of and the tax aspects of your distributions.

EACH SALE OR EXCHANGE OF SHARES IS A TAXABLE EVENT FOR TAXABLE INVESTORS. The amount of the gain or loss and the rate of tax will depend on how much you paid for the shares, how much you sell them for, and how long you hold them. Taxable investors should generally avoid investing in a Fund shortly before an expected dividend or capital gain distribution. The Tax-Exempt Bond Fund intends to distribute federally tax-exempt income. The Tax-Exempt Bond Fund also intends to distribute state tax-exempt income. The Tax-Exempt Bond Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by this Fund are taxable. As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.

MORE INFORMATION ABOUT TAXES IS AVAILABLE IN THE STATEMENT OF ADDITIONAL INFORMATION.

INDIVIDUAL RETIREMENT ACCOUNTS
An investor may establish an individual retirement account ("IRA") that may be invested in a Fund. An IRA enables individuals, even if they participate in an employer-sponsored plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Deductions for IRA contributions may be limited or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. IRA contributions up to the maximum permitted, whether deductible or not, earn income on a tax-deferred basis.

Certain individuals may make contributions to Roth IRAs. These contributions are non-deductible but distributions from a Roth IRA may be tax free. Further, non-deductible contributions of up to $2000 per year per beneficiary may be made to an Education Savings Account. To the extent that distributions from an Education Savings Account do not exceed a beneficiary's "qualified higher education expenses," they are not taxable. Shareholders may only establish a Roth IRA or an Education Savings Account if they are below certain maximum income levels.

Shareholders are advised to consult their tax advisers on IRA contribution and withdrawal requirements and restrictions.

FINANCIAL HIGHLIGHTS
The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past two fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Trust's Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PITCAIRN FUNDS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

THE  INFORMATION  ON THE TABLE BELOW HAS BEEN AUDITED BY  PRICEWATERHOUSECOOPERS
LLP.



                                                                          DIVERSIFIED VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                         For the          For the           For the             For the
                                                       Year Ended       Year Ended        Year Ended         Period Ended
                                                        10/31/03         10/31/02          10/31/01           10/31/00(1)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $8.50          $  9.19           $ 10.52             $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                            0.12             0.10              0.09             0.01(3)
   Net Realized and Unrealized
      Gains (Losses) on Investments                        1.77           (0.69)            (1.33)             0.51(3)
-------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     1.89           (0.59)            (1.24)                0.52
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from Net Investment Income                 (0.13)           (0.10)            (0.09)                  --
Distributions from Realized Gains                            --               --                --                  --
-------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                (0.13)           (0.10)            (0.09)                  --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.26          $  8.50           $  9.19             $ 10.52
===============================================================================================================================
TOTAL RETURN+                                            22.43%          (6.43)%          (11.87)%               5.24%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's)                $143,641         $122,391          $139,767            $165,823
   Ratio of Expenses to Average Net Assets                1.01%            1.02%             1.00%              1.00%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                               1.32%            1.17%             0.92%              0.73%*
   Ratio of Expenses Before Fee Waivers to
      Average Net Assets                                  1.14%            1.13%             1.16%              1.22%*
   Ratio of Net Investment Income (Loss) Before
      Fee Waivers to Average Net Assets                   1.19%            1.06%             0.76%              0.51%*
   Portfolio Turnover Rate                                  59%              26%               48%                12%
-------------------------------------------------------------------------------------------------------------------------------



                                                                                  SELECT VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                            For the           For the              For the              For the
                                                          Year Ended        Year Ended           Year Ended          Period Ended
                                                           10/31/03          10/31/02             10/31/01            10/31/00(2)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $8.36            $ 10.01             $ 10.96              $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                              0.08               0.09                0.09                 0.02
   Net Realized and Unrealized
      Gains (Losses) on Investments                          2.03             (1.65)              (0.95)                 0.95
-----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                       2.11             (1.56)              (0.86)                 0.97
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from Net Investment Income                   (0.09)             (0.09)              (0.09)               (0.01)
Distributions from Realized Gains                              --                 --                  --                   --
-----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                  (0.09)             (0.09)              (0.09)               (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $10.38             $ 8.36             $ 10.01              $ 10.96
===================================================================================================================================
TOTAL RETURN+                                              25.48%           (15.77)%             (7.90)%                9.70%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's)                   $58,133            $48,455             $60,986              $62,392
   Ratio of Expenses to Average Net Assets                  1.02%              1.02%               1.00%               1.00%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                                 0.86%              0.92%               0.85%               0.95%*
   Ratio of Expenses Before Fee Waivers to
      Average Net Assets                                    1.23%              1.19%               1.19%               1.33%*
   Ratio of Net Investment Income (Loss) Before
      Fee Waivers to Average Net Assets                     0.65%              0.75%               0.66%               0.62%*
   Portfolio Turnover Rate                                   104%               110%               104%                  27%
-----------------------------------------------------------------------------------------------------------------------------------



                                                                         DIVERSIFIED GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
                                                         For the         For the          For the            For the
                                                       Year Ended      Year Ended       Year Ended        Period Ended
                                                        10/31/03        10/31/02         10/31/01          10/31/00(1)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $4.40         $  5.66          $  9.18           $ 10.00
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                              --          (0.01)           (0.03)             (0.01)
   Net Realized and Unrealized
      Gains (Losses) on Investments                        0.85          (1.25)           (3.49)             (0.81)
----------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     0.85          (1.26)           (3.52)             (0.82)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from Net Investment Income                     --              --               --                 --
Distributions from Realized Gains                            --              --               --                 --
----------------------------------------------------------------------------------------------------------------------
      Total Distributions                                    --              --               --                 --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $5.25         $  4.40          $  5.66            $  9.18
======================================================================================================================
TOTAL RETURN+                                            19.32%        (22.26)%         (38.34)%            (8.20)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's)                 $95,724         $82,368         $107,141          $174,960
   Ratio of Expenses to Average Net Assets                1.01%           1.01%            1.00%             1.00%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                               0.05%         (0.15)%          (0.44)%           (0.68)%*
   Ratio of Expenses Before Fee Waivers to
      Average Net Assets                                  1.16%           1.14%            1.17%             1.22%*
   Ratio of Net Investment Income (Loss) Before
      Fee Waivers to Average Net Assets                 (0.10)%         (0.28)%          (0.61)%           (0.90)%*
   Portfolio Turnover Rate                                  70%             35%             37%                  6%
----------------------------------------------------------------------------------------------------------------------

+ RETURNS ARE FOR THE PERIOD  INDICATED  AND HAVE NOT BEEN  ANNUALIZED.  RETURNS
  SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
* ANNUALIZED.
(1) COMMENCED OPERATIONS ON AUGUST 4, 2000.
(2) COMMENCED OPERATIONS ON AUGUST 11, 2000.
(3) PER SHARE NET INVESTMENT INCOME AND NET REALIZED AND UNREALIZED GAIN CALCULATED USING AVERAGE SHARES.
AMOUNTS DESIGNATED AS "--" ROUND TO $0.

42 & 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
THE INFORMATION ON THE TABLE BELOW HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS
LLP.



                                                                              SELECT GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                         For the          For the           For the             For the
                                                       Year Ended       Year Ended        Year Ended         Period Ended
                                                        10/31/03         10/31/02          10/31/01           10/31/00(1)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $4.81           $ 5.55            $ 9.02             $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                       (0.04)(4)           (0.04)            (0.04)              (0.01)
   Net Realized and Unrealized
      Gains (Losses) on Investments                     1.36(4)           (0.70)            (3.43)              (0.97)
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     1.32           (0.74)            (3.47)              (0.98)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from Net Investment Income                     --               --                --                  --
Distributions from Realized Gains                            --               --                --                  --
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                    --               --                --                  --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $6.13           $ 4.81           $  5.55              $ 9.02
=================================================================================================================================
TOTAL RETURN+                                            27.44%         (13.33)%          (38.44)%             (9.80)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's)                 $43,878          $32,818           $39,326             $54,794
   Ratio of Expenses to Average Net Assets                1.17%            1.16%             1.15%              1.15%*
   Ratio of Expenses (Excluding Interest Expense)
      to Average Net Assets                               1.17%            1.16%             1.15%              1.15%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                             (0.81)%          (0.69)%           (0.63)%            (0.61)%*
   Ratio of Expenses Before Fee Waivers to
      Average Net Assets                                  1.45%            1.43%             1.43%              1.50%*
   Ratio of Net Investment Income (Loss) Before
      Fee Waivers to Average Net Assets                 (1.09)%          (0.96)%           (0.91)%            (0.96)%*
   Portfolio Turnover Rate                                  28%              24%              37%                 13%
---------------------------------------------------------------------------------------------------------------------------------



                                                                                    SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                             For the           For the              For the              For the
                                                           Year Ended        Year Ended           Year Ended          Period Ended
                                                            10/31/03          10/31/02             10/31/01            10/31/00(2)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $9.87            $ 10.67             $ 10.18             $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                              --(4)               0.07                0.10                 0.02
   Net Realized and Unrealized
      Gains (Losses) on Investments                        3.91(4)             (0.78)                0.49                 0.16
-----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                        3.91             (0.71)                0.59                 0.18
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from Net Investment Income                     --(5)             (0.09)              (0.10)                   --
Distributions from Realized Gains                               --                 --                  --                   --
-----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                       --             (0.09)              (0.10)                   --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $13.78            $  9.87             $ 10.67              $ 10.18
===================================================================================================================================
TOTAL RETURN+                                               39.65%            (6.78)%               5.80%                1.80%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's)                    $87,520            $50,096             $62,227              $67,651
   Ratio of Expenses to Average Net Assets                   1.20%              1.28%               1.16%               1.22%*
   Ratio of Expenses (Excluding Interest Expense)
      to Average Net Assets                                  1.10%              1.19%               1.00%               1.00%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                                (0.04)%              0.58%               0.93%               1.11%*
   Ratio of Expenses Before Fee Waivers to
      Average Net Assets                                     1.17%              1.38%               1.19%               1.33%*
   Ratio of Net Investment Income (Loss) Before
      Fee Waivers to Average Net Assets                    (0.01)%              0.48%               0.74%               0.78%*
   Portfolio Turnover Rate                                    149%                93%                96%                   10%
-----------------------------------------------------------------------------------------------------------------------------------




                                                                            FAMILY HERITAGE FUND
----------------------------------------------------------------------------------------------------------------------
                                                           For the         For the          For the          For the
                                                         Year Ended      Year Ended       Year Ended      Period Ended
                                                          10/31/03        10/31/02         10/31/01        10/31/00(3)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $6.97          $ 7.82           $ 9.87            $ 10.00
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                                --          (0.01)           (0.02)             (0.01)
   Net Realized and Unrealized
      Gains (Losses) on Investments                          1.58          (0.84)           (2.03)             (0.12)
----------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                       1.58          (0.85)           (2.05)             (0.13)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from Net Investment Income                       --              --               --                 --
Distributions from Realized Gains                              --              --               --                 --
----------------------------------------------------------------------------------------------------------------------
      Total Distributions                                      --              --               --                 --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $8.55          $ 6.97           $ 7.82             $ 9.87
======================================================================================================================
TOTAL RETURN+                                              22.67%        (10.87)%         (20.77)%            (1.30)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's)                   $73,490         $66,126          $77,295            $98,420
   Ratio of Expenses to Average Net Assets                  1.23%           1.27%            1.20%             1.20%*
   Ratio of Expenses (Excluding Interest Expense)
      to Average Net Assets                                 1.23%           1.27%            1.20%             1.20%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                                 0.06%         (0.18)%          (0.19)%           (0.29)%*
   Ratio of Expenses Before Fee Waivers to
      Average Net Assets                                    1.38%           1.36%            1.37%             1.44%*
   Ratio of Net Investment Income (Loss) Before
      Fee Waivers to Average Net Assets                   (0.09)%         (0.27)%          (0.36)%           (0.53)%*
   Portfolio Turnover Rate                                    12%             24%             37%                 1%
----------------------------------------------------------------------------------------------------------------------


+ RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. RETURNS
  SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
* ANNUALIZED.
(1) COMMENCED OPERATIONS ON AUGUST 11, 2000.
(2) COMMENCED OPERATIONS ON AUGUST 25, 2000.
(3) COMMENCED OPERATIONS ON AUGUST 4, 2000.
(4) PER SHARE NET INVESTMENT INCOME AND NET REALIZED AND UNREALIZED GAIN CALCULATED USING AVERAGE SHARES.
(5) AMOUNT  REPRESENTS  LESS THAN $0.01 PER SHARE.
AMOUNTS DESIGNATED AS "--" ROUND TO $0.


44 & 45

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
THE  INFORMATION  ON THE TABLE BELOW HAS BEEN AUDITED BY  PRICEWATERHOUSECOOPERS
LLP.



                                                                          INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                         For the          For the           For the             For the
                                                       Year Ended       Year Ended        Year Ended         Period Ended
                                                        10/31/03         10/31/02          10/31/01           10/31/00(1)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $5.23          $  6.19           $  9.28            $  10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                            0.06             0.04              0.01              (0.01)
   Net Realized and Unrealized
      Gains (Losses) on Investments                        1.21           (0.94)            (3.05)              (0.71)
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     1.27           (0.90)            (3.04)              (0.72)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from Net Investment Income                 (0.03)           (0.06)            (0.02)                  --
Distributions from Realized Gains                            --               --            (0.03)                  --
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                (0.03)           (0.06)            (0.05)                  --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $6.47          $  5.23           $  6.19             $  9.28
=================================================================================================================================
TOTAL RETURN+                                            24.40%         (14.68)%          (32.91)%             (7.20)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's)                 $97,817          $83,513          $108,777            $175,029
   Ratio of Expenses to Average Net Assets                1.30%            1.32%             1.25%              1.25%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                               1.15%            0.63%             0.16%            (0.37)%*
   Ratio of Expenses Before Fee Waivers to
      Average Net Assets                                  1.60%            1.48%             1.45%              1.53%*
   Ratio of Net Investment Income (Loss) Before
      Fee Waivers to Average Net Assets                   0.85%            0.47%           (0.04)%            (0.65)%*
   Portfolio Turnover Rate                                 128%              69%              44%                 10%
---------------------------------------------------------------------------------------------------------------------------------



                                                                                     TAXABLE BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                             For the           For the              For the              For the
                                                           Year Ended        Year Ended           Year Ended          Period Ended
                                                            10/31/03          10/31/02             10/31/01            10/31/00(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $10.47            $ 10.98             $ 10.09              $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                               0.51               0.56                0.59                 0.15
   Net Realized and Unrealized
      Gains (Losses) on Investments                           0.26             (0.42)                0.90                 0.09
-----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                        0.77               0.14                1.49                 0.24
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from Net Investment Income                    (0.51)             (0.56)              (0.60)               (0.15)
Distributions from Realized Gains                               --             (0.09)                  --                   --
-----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                   (0.51)             (0.65)              (0.60)               (0.15)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $10.73            $ 10.47             $ 10.98              $ 10.09
===================================================================================================================================
TOTAL RETURN+                                                7.44%              1.46%              15.19%                2.36%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's)                    $43,432            $40,058             $35,562              $37,212
   Ratio of Expenses to Average Net Assets                   0.73%              0.78%               0.70%               0.70%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                                  4.74%              5.35%               5.63%               6.51%*
   Ratio of Expenses Before Fee Waivers to
      Average Net Assets                                     0.97%              0.98%               0.99%               1.10%*
   Ratio of Net Investment Income (Loss) Before
      Fee Waivers to Average Net Assets                      4.50%              5.15%               5.34%               6.11%*
   Portfolio Turnover Rate                                     24%                58%                54%                    7%
-----------------------------------------------------------------------------------------------------------------------------------



                                                                   TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------------------------------------------
                                                       For the         For the          For the            For the
                                                     Year Ended      Year Ended       Year Ended        Period Ended
                                                      10/31/03        10/31/02         10/31/01          10/31/00(2)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $10.71         $ 10.60         $  10.04            $ 10.00
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                          0.44            0.44             0.45               0.10
   Net Realized and Unrealized
      Gains (Losses) on Investments                      0.09            0.12             0.57               0.04
--------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                   0.53            0.56             1.02               0.14
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from Net Investment Income               (0.44)          (0.44)           (0.46)             (0.10)
Distributions from Realized Gains                      (0.03)          (0.01)               --                 --
--------------------------------------------------------------------------------------------------------------------
      Total Distributions                              (0.47)          (0.45)           (0.46)             (0.10)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $10.77         $ 10.71          $ 10.60            $ 10.04
====================================================================================================================
TOTAL RETURN+                                           4.96%           5.41%           10.30%              1.43%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's)              $111,470        $115,905         $113,071            $99,187
   Ratio of Expenses to Average Net Assets              0.60%           0.60%            0.60%             0.60%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                             4.06%           4.19%            4.35%             4.88%*
   Ratio of Expenses Before Fee Waivers to
      Average Net Assets                                0.74%           0.74%            0.77%             0.86%*
   Ratio of Net Investment Income (Loss) Before
      Fee Waivers to Average Net Assets                 3.92%           4.05%            4.18%             4.62%*
   Portfolio Turnover Rate                                14%            14%              23%                10%
--------------------------------------------------------------------------------------------------------------------


+ RETURNS ARE FOR THE PERIOD  INDICATED  AND HAVE NOT BEEN  ANNUALIZED.  RETURNS
  SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
* ANNUALIZED.
(1) COMMENCED OPERATIONS ON AUGUST 4, 2000.
(2) COMMENCED OPERATIONS ON AUGUST 11, 2000.
AMOUNTS DESIGNATED AS "--" ROUND TO $0.


46 & 47

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

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

                                 Pitcairn Funds

Additional information about each Fund is available in the Statement of Additional Information, which is incorporated herein by reference. Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. To request other information about the Funds, to make shareholder inquiries, or to request the Statement of Additional Information, the Annual or Semi-Annual Report, which are available free of charge upon request, contact us:

                                  BY TELEPHONE:
                                 1-800-214-6744

                                    BY MAIL:
                                 Pitcairn Funds
                           c/o Pitcairn Trust Company
                         One Pitcairn Place, Suite 3000
                             165 Township Line Road
                              Jenkintown, PA 19046

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

Information about the Funds can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  INVESTMENT COMPANY ACT FILE NUMBER 811-09943



                                      [LOGO



                         One Pitcairn Place, Suite 3000
                             165 Township Line Road
                            Jenkintown, PA 19046-3593

                                 PITCAIRN FUNDS

                         ONE PITCAIRN PLACE, SUITE 3000
                             165 TOWNSHIP LINE ROAD
                              JENKINTOWN, PA 19046
                                 (800) 214-6744

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2004

                              PITCAIRN EQUITY FUNDS

                             DIVERSIFIED VALUE FUND
                                SELECT VALUE FUND

                             DIVERSIFIED GROWTH FUND
                               SELECT GROWTH FUND
                                 SMALL CAP FUND
                             FAMILY HERITAGE(R) FUND
                            INTERNATIONAL EQUITY FUND

                           PITCAIRN FIXED INCOME FUNDS

                                TAXABLE BOND FUND
                              TAX-EXEMPT BOND FUND

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT IS INTENDED TO PROVIDE ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE PITCAIRN FUNDS (THE "TRUST") AND SHOULD BE READ IN CONJUNCTION WITH THE TRUST'S PROSPECTUS DATED FEBRUARY 28, 2004. IN ADDITION, THE FINANCIAL STATEMENTS INCLUDED IN THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 200 ARE INCORPORATED HEREIN BY REFERENCE AND INCLUDE A STATEMENT OF NET ASSETS, STATEMENTS OF OPERATIONS, STATEMENTS OF CHANGES IN NET ASSETS, FINANCIAL HIGHLIGHTS, NOTES TO FINANCIAL STATEMENTS, REPORT OF INDEPENDENT AUDITORS AND NOTICE TO SHAREHOLDERS. THE PROSPECTUS AND ANNUAL REPORT MAY BE OBTAINED FREE OF CHARGE BY WRITING PITCAIRN FUNDS AT ONE PITCAIRN PLACE, SUITE 3000, 165 TOWNSHIP LINE ROAD, JENKINTOWN, PA 19046 OR BY CALLING 1-800-214-6744.

                                TABLE OF CONTENTS



THE TRUST......................................................................3
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS..........................3
INVESTMENT LIMITATIONS........................................................25
SERVICE PROVIDERS.............................................................28
SHAREHOLDER SERVICES PLAN.....................................................39
SHAREHOLDER SERVICES AGREEMENT................................................39
TRUSTEES AND OFFICERS OF THE TRUST............................................41
COMPENSATION TABLE............................................................47
PROXY VOTING..................................................................49
PERFORMANCE...................................................................82
DETERMINATION OF SHARE PRICE..................................................85
PURCHASE AND REDEMPTION OF SHARES.............................................86
TAXES.........................................................................87
PORTFOLIO TRANSACTIONS........................................................94
DESCRIPTION OF SHARES.........................................................97
LIMITATION OF TRUSTEES' LIABILITY.............................................97
VOTING........................................................................97
CONTROL PERSONS AND 5% SHAREHOLDERS...........................................97
CUSTODIAN....................................................................100
TRANSFER AGENT...............................................................100
INDEPENDENT AUDITORS.........................................................100
LEGAL COUNSEL................................................................100
FINANCIAL STATEMENTS.........................................................100
APPENDIX A: DESCRIPTION OF RATINGS...........................................A-1

                                    THE TRUST

         Pitcairn Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was established as a Delaware business trust on March 24, 2000. The Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Trust permits the Trust to offer shares of beneficial interest ("shares") in separate portfolios.

         As of the date of this SAI, the Trust consists of the following portfolios: Diversified Value, Select Value, Small Cap (previously Small Cap Core, originally Small Cap Value), Diversified Growth, Select Growth, Family Heritage(R), International Equity, Taxable Bond and Tax-Exempt Bond Funds (each a "Fund" and, together, the "Funds"). Prior to February 28, 2002, the Taxable Bond Fund was called the Government/Corporate Bond Fund. Each of the Funds is diversified, within the meaning of the 1940 Act, except Select Value, Select Growth, Family Heritage(R) and Taxable Bond which are non-diversified. Pitcairn Investment Management ("Pitcairn" or the "Adviser") is registered as an investment adviser with the SEC and is a division of Pitcairn Trust Company ("PTC"). Pitcairn serves as the investment adviser for all of the Funds. It has engaged the following three registered investment advisers to serve as Managers to the International Equity Fund: Oechsle International Advisors, LLC ("Oechsle") with offices in Boston, Massachusetts (Oechsle served as the sole Manager of the International Equity Fund from its inception through December 31, 2002 and also has served as the sub-adviser to the Pitcairn Trust Company International Common Trust Fund since April 1, 1999), The Boston Company Asset Management, LLC ("TBCAM") with offices in Boston, Massachusetts, and Brandywine Asset Management, LLC ("Brandywine") with offices in Wilmington, Delaware. Pitcairn has engaged Sands Capital Management, Inc. as the Manager for the Select Growth Fund. Use of the term "Manager" in this SAI refers to the investment adviser or sub-adviser, as the case may be, who is responsible for the day-to-day management of the relevant Fund. "Investment Adviser" or "Adviser" refers to Pitcairn Investment Management. Where the Adviser has retained a sub-adviser for a Fund, that sub-adviser will be the Manager of that Fund. If no sub-adviser has been retained for a Fund, the Adviser will be the Manager for that Fund.

              DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

         ALL FUNDS MAY INVEST IN THE FOLLOWING INVESTMENTS UNLESS SPECIFICALLY NOTED OTHERWISE.

         ASSET-BACKED SECURITIES. Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and overcollateralization.

         Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

         The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

         BANK OBLIGATIONS. Bank obligations of United States and foreign commercial banks or savings and loan institutions which the Funds may buy include certificates of deposit, time deposits and bankers' acceptances. A certificate of deposit is an interest-bearing instrument with a specific maturity issued by a bank or savings and loan institution in exchange for the deposit of funds that normally can be traded in the secondary market prior to maturity. A time deposit is an account containing a currency balance pledged to remain at a particular bank for a specified period in return for payment of interest. A bankers' acceptance is a bill of exchange guaranteed by a bank or trust company for payment within one to six months. Bankers' acceptances are used to provide manufacturers and exporters with capital to operate between the time of manufacture or export and payment by the purchaser.

         BRADY BONDS. Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with a debt restructuring. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. In addition, they are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated) and they are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

         Based upon current market conditions, a Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payment. However, in light of the residual risk of Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which a Fund invests are likely to be acquired at a discount, which involves certain additional considerations.

         Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         CERTIFICATES OF DEPOSIT. A certificate of deposit is a negotiable, interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. Certificates of deposit have penalties for early withdrawal.

         COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a day to nine months.

         CONVERTIBLE SECURITIES. Convertible securities are securities that are exchangeable for a set number of another security at a prestated price. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

         DEPOSITARY RECEIPTS. Depositary Receipts are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. American Depositary Receipts ("ADRs") in registered form, are designed for use in U.S. securities markets. Such depositary receipts may be sponsored by the foreign issuer or may be unsponsored. The Funds may also invest in European and Global Depositary Receipts ("EDRs" and "GDRs"), which in bearer form, are designed for use in European securities markets, and in other instruments representing securities of foreign companies. Such depositary receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depositary receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency, although the underlying security may be subject to foreign governmental taxes which would reduce the yield on such securities.

         DOLLAR ROLLS. "Dollar rolls" are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase.

         EQUITY-LINKED WARRANTS. Equity linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant redeemed with the proceeds.

         Each warrant represents one share of the underlying stock. Therefore, the rice, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

         There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker (but the advisers select to mitigate this risk by only purchasing from issuers with high credit ratings (AA or better)). They also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the Investment

Company Act of 1940 (the "1940 Act"). As a result, a Fund's investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

         EQUITY SECURITIES. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, and warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Equity securities also may include certain exchange traded funds. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

         Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small or medium sized companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

         EUROBONDS. A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars, U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

        EXCHANGE TRADED FUNDS. Exchange traded funds ("ETFs") represent shares of ownership in either funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international. ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

         For hedging or other purposes, each Fund may invest in ETFs that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDSSM, NASDAQ 100 Shares, and iShares.

         ETFs are considered investment companies under the 1940 Act. Ordinarily investments in ETFS are subject to the limitations on investments in other investment companies, as described in the section "Investment Companies" below. However, pursuant to an order issued by the SEC to the iShares Funds and the iShares Trust, and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC exemptive order, as it may be amended, and any other applicable investment limitations.

         FIXED INCOME SECURITIES. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Changes by a nationally recognized statistical rating organization ("NRSRO") in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

         Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest, and do not guarantee the securities' yield or value or the yield or value of a Fund's shares.

         There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

         FOREIGN SECURITIES. Foreign securities include U.S. dollar denominated obligations of securities of foreign issuers. Permissible investments may consist of Yankee Obligations, obligations of foreign branches of U.S. banks and foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits, Yankee Certificates of Deposit and investments in Canadian Commercial Paper, foreign securities and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Investing in the securities of foreign companies and the utilization of forward foreign currency contracts involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investment in foreign countries and potential restrictions of the flow of international capital and currencies. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         FORWARD FOREIGN CURRENCY CONTRACTS. The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

         By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

         When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the United States dollar or other foreign currency.

         Also, when a Manager anticipates that a particular foreign currency may decline substantially relative to the United States dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into United States dollars. A Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

         FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for "bona fide hedging and risk management purposes, including " to offset changes in the value of securities or currencies held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will seek to minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

         An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

         In order to avoid leveraging and related risks, when a Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, and that amount will be marked to market on a daily basis.

         A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), so long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Fund's net assets. Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Trust and the Adviser, the Trust and the Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act, and are not subject to registration or regulation as such under the Commodity Exchange Act.

         There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile

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instruments and involve certain risks that could negatively impact a Fund's return.

         HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities may include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities over seven days in length.

         Because an active market may not exist for illiquid securities, the Funds may experience delays and additional costs when trying to sell illiquid securities. The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act.

         Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule

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144A securities and the ability to liquidate these securities to satisfy redemption requests. However an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell the securities at unfavorable prices. The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.

         The Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security, (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors in determining the liquidity of a security.

         Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities, if considered to be illiquid, will be priced at fair value as determined in good faith by the Valuation Committee, and, in turn, by the Board of Trustees.

         INVESTMENT COMPANIES. Investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits an investment company from acquiring more than 3 % of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. A Fund will not invest in investment companies in excess of these limits except to the extent permitted by any rule, regulation or order of the U.S. Securities and Exchange Commission (the "SEC"). To the extent a Fund invests a portion of its assets in investment companies, those assets will be subject to the risks of the purchased investment company's portfolio securities. The Fund will also bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses.

         LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

         Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the Adviser or Manager based on criteria approved by the Board of Trustees.

            MONEY MARKET INSTRUMENTS. Money market securities are high-quality, dollar and non dollar-denominated, short-term debt instruments. They consist of:
(i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations of agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations and governments that issue high-quality commercial paper or similar securities; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

         MORTGAGE-BACKED SECURITIES. The Funds may, consistent with their respective investment objectives and policies, invest in mortgage-backed securities. Mortgage-backed securities in which these Funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the GNMA and government-related organizations such as Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue. Although certain mortgage-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. When the mortgage-backed securities held by a Fund are prepaid, the Fund must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the prepaid security. For this and other reasons, a mortgage-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received in respect of mortgage-backed securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

         A Fund may also invest in mortgage-backed securities that are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. For purposes of determining the average maturity of a mortgage-backed security in its investment portfolio, the Fund will utilize the expected average life of the security, as estimated in good faith by the Fund's Adviser. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination.

         GOVERNMENT PASS-THROUGH SECURITIES. Government Pass-Through Securities are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. GNMA, Fannie Mae and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within HUD. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

         PRIVATE PASS-THROUGH SECURITIES. Private Pass-Through Securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

         COLLATERALIZED BOND OBLIGATION ("CBOS"). A CBO is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

         COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

         REMICS. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates

("REMIC Certificates") issued by Fannie Mae, GNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

         PARALLEL PAY SECURITIES; PAC BONDS. Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

         STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. The market for SMBS is not as fully developed as other markets; SMBS, therefore, may be illiquid.

         MORTGAGE DOLLAR ROLLS. Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held.

         To avoid any leveraging concerns, a Fund will place U.S. Government or other liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation.

         MUNICIPAL SECURITIES. The Taxable Bond Fund and the Tax-Exempt Bond Fund may invest in municipal securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. The two principal classifications of municipal securities are "general obligation" and "revenue" issues. General obligation issues are issues involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues, although the characteristics and method of enforcement of general obligation issues may vary according to the law applicable to the particular issuer. Revenue issues are payable only from the revenues derived from a particular facility or class of facilities or other specific revenue source. A Fund may also invest in "moral obligation" issues, which are normally issued by special purpose authorities. Moral obligation issues are not backed by the full faith and credit of the state and are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Certain private activity bonds that are issued by or on behalf of public authorities to finance various privately-owned or operated facilities are included within the term "municipal securities." Private activity bonds and industrial development bonds are generally revenue bonds, the credit and quality of which are directly related to the credit of the private user of the facilities.

         Municipal securities may also include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, certificates of indebtedness, demand notes, tax-exempt commercial paper, construction loan notes and other forms of short-term, tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. Project notes are issued by a state or local housing agency and are sold by HUD. While the issuing agency has the primary obligation with respect to its project notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

         The quality of municipal securities, both within a particular classification and between classifications, will vary, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality municipal securities with the same maturity, interest rate and rating(s) may have different yields, while municipal securities of the same maturity and interest rate with different rating(s) may have the same yield.

         An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         MUNICIPAL LEASES. The Funds may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation.

         However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

         OPTIONS. The Funds may purchase and write put and call options on indices or securities and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

         Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

         A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

         Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

         All options written on indices or securities must be covered. When a Fund writes an option on a security or an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

         Each Fund may trade put and call options on securities and securities indices, as the Manager determines is appropriate in seeking the Fund's investment objective, and except as restricted by each Fund's investment limitations as set forth below. See "Investment Limitations."

         The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

         A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

         A Fund may write covered call options on securities as a means of increasing its yield and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

         A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are generally illiquid.

         The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

         OPTIONS - RISK FACTORS. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and
(4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

         PAY-IN-KIND BONDS. Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

         PRIVATIZATION. Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

         RECEIPTS. Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (See "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying securities.

         REITS. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

         A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. A Fund involved bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. A Fund enters into repurchase agreements only with financial institutions that are deemed to present minimal risk of bankruptcy during the term of the agreement, based on guidelines that are periodically reviewed by the Board of Trustees. These guidelines currently permit each Fund to enter into repurchase agreements only with approved banks and primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying collateral will be marked to market daily. The Managers will monitor compliance with this requirement. Under all repurchase agreements entered into by a Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor. Repurchase agreements are considered loans under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Funds may borrow for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund enters into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it places in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obliged to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         RESTRICTED SECURITIES. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act, and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Additionally, a Fund may purchase restricted securities in excess of the Fund's limitation on investments in illiquid securities if a Manager determines that such restricted securities are liquid. Rule 144A securities are securities re-sold in reliance on an exemption from registration provided by Rule 144A under the 1933 Act.

         SECURITIES LENDING. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations approved by the Trust's Board of Trustees. Loans are made only to borrowers deemed by the Adviser to be in good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from such loaned securities justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. Each of the Funds may use the Distributor or the Fund's Custodian as a broker in these transactions. Each of the Funds may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash or U.S. Government securities equal to at least 102% (105% for foreign securities) of the market value of the securities loaned is deposited by the borrower with the Fund and at least 100% of such market value is maintained each business day in a segregated account (or portion thereof) pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. A Fund will not lend more than 33 1/3% of the value of the Fund's total assets. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A lending Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

         Voting rights on loaned securities may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Fund will terminate the loan and seek to regain the right to vote the securities.

         TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

         U.S. GOVERNMENT AGENCY OBLIGATIONS. Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the FHA and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

         U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations, known as STRIPS that are transferable through the Federal book-entry system.

         U.S. TREASURY RECEIPTS. U.S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.

         VARIABLE OR FLOATING RATE INSTRUMENTS. Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. These instruments may involve a demand feature and may include variable amount master demand notes available through the Custodian. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of a Fund's Manager, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for each Fund. Each Fund's Manager will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

         In case of obligations which include a put feature at the option of the debt holder, the date of the put may be used as an effective maturity date for the purpose of determining weighted average portfolio maturity.

         WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

         WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. When-issued securities are securities that involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued obligations results in leveraging, and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery. When a Fund agrees to purchase when-issued securities, it will earmark or segregate cash or liquid securities in an amount at least equal in value to that Fund's commitments to purchase these securities. If the value of these assets declines, the Fund involved will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

         One form of when-issued or delayed-delivery security that a Fund may purchase is a TBA mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

         YANKEE OBLIGATIONS. Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the Securities and Exchange Commission ("SEC") or issue securities under Rule 144A of the 1933 Act, as amended. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed in "Foreign Securities," above.

         The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

         ZERO COUPON AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and Receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy income distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

         CORPORATE AND MUNICIPAL ZERO COUPON SECURITIES. Corporate or Municipal zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

                             INVESTMENT LIMITATIONS

         FUNDAMENTAL POLICIES

         The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the 1940 Act, as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy. A Fund may, notwithstanding any fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as that Fund.

         A Fund may not:

1. Purchase any securities which would cause more than 25% of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

2. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes. The Fund may also borrow money from other persons to the extent permitted by applicable law.

3. Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

4. Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.

5. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, or SEC staff interpretation.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.

         In addition, the TAX-EXEMPT BOND FUND, under normal circumstances, must invest its Assets (net assets plus the amount of borrowings for investment purposes) so that at least 80% of the income it distributes will be exempt from federal income tax.

         These investment restrictions and each Fund's "investment goal" stated as such in the Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

         In addition, each of the DIVERSIFIED VALUE, SMALL CAP, DIVERSIFIED GROWTH, INTERNATIONAL EQUITY, and TAX-EXEMPT BOND Funds is diversified (as defined in the 1940 Act) and, therefore, may not: with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

         NON-FUNDAMENTAL POLICIES

         The following policies are non-fundamental and may be changed without shareholder approval.

         A Fund may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

         Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) applies at the time of purchase. These limitations are non-fundamental and may be changed by the Trust's Board of Trustees without a vote of shareholders.

         NON-FUNDAMENTAL POLICIES - PORTFOLIO COMPOSITION

         The following policies are non-fundamental and may be changed by the Trust's Board of Trustees without a vote of shareholders, but the Fund must give shareholders 60 days notice of any proposed change in such policy:

         SMALL CAP FUND - The Fund will invest, under normal circumstances, at least 80% of its Assets (net assets plus the amount of any borrowings for investment purposes) in securities of small capitalization companies as defined from time to time in the Fund's current prospectus.

         INTERNATIONAL EQUITY FUND - The Fund will invest, under normal circumstances, at least 80% of its Assets (net assets plus the amount of any borrowings for investment purposes) in equity securities.

         TAXABLE BOND FUND - The Fund will invest, under normal circumstances, at least 80% of its Assets (net assets plus the amount of any borrowings for investment purposes) in taxable bonds as defined from time to time in the Fund's current prospectus.

         TAX-EXEMPT BOND FUND - The Fund will invest, under normal circumstances, at least 80% of its Assets (net assets plus the amount of any borrowings for investment purposes) in bonds as defined from time to time in the Fund's current prospectus.

                                SERVICE PROVIDERS

         THE ADMINISTRATOR

         The Trust and SEI Investments Global Funds Services ("SEI" or the "Administrator") have entered into an Administration Agreement ("the Administration Agreement") dated August 1, 2000. Pursuant to the Administration Agreement, SEI provides the Trust with overall administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent.

         The Administrator, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SEI Management"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Management and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

         For its administration services, SEI is entitled to a fee which is calculated daily and paid monthly at an annual rate of 0.08% (a percentage of the average daily net assets of each Fund), subject to a minimum annual fee of $70,000 for each domestic fund and $80,000 for each international fund.

         This Administration Agreement became effective on August 1, 2000, and shall remain in effect for an initial term of five (5) years from that date and, thereafter, for successive renewal terms of two (2) years each, unless and until the Agreement is terminated. The Administration Agreement may be terminated only: (a) by the mutual written agreement of the Administrator and the Trust;
(b) by the Administrator or the Trust at the end of the initial term or the end of the any renewal term on ninety (90) days' written notice; (c) by the Administrator or the Trust on such date as is specified in written notice given by the terminating party, in the event of a material breach of the Administration Agreement by the other party (including failure to meet the Service Standards applicable to the Administration Agreement during a rolling six (6) month period), provided the terminating party has notified the other party of such breach at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; (d) effective upon the liquidation of the Administrator; or (e) as to any Fund or the Trust, effective upon the liquidation of such Fund or the Trust, as the case may be.

         The Administration Agreement provides that SEI shall, with certain exceptions, not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SEI in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

For the fiscal years ended October 31, 2001, October 31, 2002 and October 31, 2003, the Funds paid the following Administrative Fees:

                                                2001                  2002                 2003
                                                ----                  ----                 ----
Diversified Value Fund                      $  123,910            $  110,670           $  100,391
Select Value Fund                           $   69,921            $   70,047           $   70,000
Diversified Growth Fund                     $  103,352            $   81,775           $   70,882
Select Growth Fund                          $   69,921            $   70,047           $   70,000
Small Cap Fund                              $   69,921            $   70,047           $   70,000
Family Heritage(R)Fund                      $   72,389            $   70,487           $   70,000
International Equity Fund                   $  113,631            $   81,992           $   80,000
Taxable Bond Fund                           $   69,921            $   70,000           $   70,000
Tax-Exempt Bond Fund                        $   82,692            $   89,680           $   91,677

         THE ADVISER AND MANAGERS

         Pitcairn Investment Management ("PIM" or the "Adviser"), a registered investment adviser, is a division of Pitcairn Trust Company ("PTC"). The principal business address of PIM is One Pitcairn Place, Suite 3000, Jenkintown, Pennsylvania 19046. Pitcairn Trust Company was founded in 1987, and is a state-chartered trust company formed for the purposes of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Affiliates of PTC have provided family office services, including investment advice, to high net worth individuals and their related trusts for more than 75 years. The Adviser was formed as a division of PTC in order to provide investment advisory and Manager selection services to the Trust. Further information about PTC is set forth under "Control Persons and 5% Shareholders."

         As a bank, within the meaning of the Investment Advisers Act of 1940, as amended, PTC is currently not required to register with the SEC as an investment adviser, and is not so registered. Beginning May 12, 2001, banks serving as advisers to mutual funds have been required to register with the SEC as investment advisers unless such services were performed through a "separately identifiable department or division," and not the bank itself, in which case the separately identifiable department or division could so register. Accordingly, PIM was registered as an investment adviser with the SEC as a separately identifiable division within PTC effective March 27, 2001 pursuant to an order granted by the SEC. Alternately, PTC may set up a subsidiary to serve as the

Adviser to the Funds, which would employ the same personnel subject to the same supervision and control as Pitcairn.

         PIM is the investment adviser for each of the Funds. As Adviser, PIM is responsible for the day-to-day investment management for those Funds for which it also serves as Manager, and oversees the performance of specialty Managers engaged for specific Funds. PIM has engaged the following three registered investment advisers to serve as Managers to the International Equity Fund:

         Oechsle International Advisors, LLC ("Oechsle") has offices at One International Place, 23rd Floor, Boston, Massachusetts 02110. Oechsle served as the sole Manager of the International Equity Fund from its inception through December 31, 2002 and also served as the sub-adviser to the Pitcairn Trust Company International Common Trust Fund (the predecessor fund) from April 1, 1999 until the inception of the Fund. Oechsle was formed in 1986 and, as of December 31, 2003, it had approximately $14.6 billion of assets under management.

         The Boston Company Asset Management, LLC ("TBCAM") has offices at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. TBCAM was founded in 1970 and is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2003, TBCAM had approximately $36.4 billion of assets under management.

         Brandywine Asset Management, LLC ("Brandywine") has offices at 3 Christiana Centre, Suite 1200, 201 N. Walnut Street, Wilmington, Delaware 19801. Brandywine was founded in 1986 and is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2003, Brandywine had approximately $12.75 billion of assets under management.

         Pitcairn has engaged Sands Capital Management, Inc. ("Sands Capital Management") as the Manager for the Select Growth Fund.

         Subject to Board review, Pitcairn engages Managers, monitors and evaluates Manager performance, and oversees Manager compliance with the Funds' investment objectives, policies and restrictions. PIM selects Managers for the Funds based primarily upon the research and recommendations of PIM and consultants engaged by it, quantitative and qualitative analysis of a Manager's skills and investment results in managing assets for specific asset classes, investment styles and strategies. PIM pays all of its expenses arising from the performance of its obligations under the Advisory Agreement, including all fees payable to any Manager and executive salaries and expenses of the Trustees and Officers of the Trust who are employees of the Adviser or its affiliates. Payments of the advisory fees to the Adviser are made as soon as practicable each month for the preceding month or portion thereof. The Adviser, in turn, pays Managers out of its investment advisory fees.

         For its advisory services, PIM is entitled to a fee, which is calculated and accrued daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Diversified Value Fund.............. 0.70%
Select Value Fund................... 0.70%
Diversified Growth Fund............. 0.70%
Select Growth Fund.................. 0.85%
Small Cap Fund...................... 0.70%
Family Heritage(R)Fund.............. 0.90%
International Equity Fund........... 0.95%
Taxable Bond Fund................... 0.40%
Tax-Exempt Bond Fund................ 0.30%

For the fiscal years ended October 31, 2001, October 31, 2002, and October 31, 2003 the Funds paid to PIM the following Advisory fees:

                                        2001                              2002                           2003
                         ---------------------------------   -----------------------------    -------------------------------
                            GROSS     ADVISORY       NET      GROSS     ADVISORY     NET       GROSS    ADVISORY       NET
                          ADVISORY      FEE       ADVISORY   ADVISORY     FEE     ADVISORY    ADVISORY    FEE       ADVISORY
                            FEES       WAIVER     FEE PAID    FEES       WAIVER   FEE PAID     FEES      WAIVER     FEE PAID
                            ----       ------     --------   --------    ------   --------    ----      ------      ---------
Diversified Value Fund   $1,084,215  $(249,076)  $  835,139  $968,365  $(154,726)  $813,639   $878,420  $(165,747)  $ 712,673
Select Value Fund        $  465,760  $(129,289)  $  336,471  $414,017  $ (98,360)  $315,657   $340,629  $(106,492)  $ 234,137
Diversified Growth
Fund                     $  904,333  $(226,448)  $  677,885  $700,962  $(124,045)  $576,917   $586,607  $(125,125)  $ 461,482
Select Growth Fund       $  388,259  $(126,584)  $  258,675  $332,461  $(105,478)  $226,983   $307,879  $(102,912)  $ 204,967
Small Cap Fund           $   22,307  $(124,059)  $  298,248  $280,626  $ (68,507)  $212,119   $512,637  $ (52,270)  $ 460,367
Family Heritage(R)Fund   $  798,353  $(147,620)  $  650,733  $688,229  $ (68,740)  $619,489   $594,819  $(100,922)  $ 493,897
International Equity
Fund                     $1,349,182  $(281,204)  $1,067,978  $945,608  $(161,088)  $784,520   $787,484  $(254,090)  $ 533,394
Taxable Bond Fund        $  151,185  $(107,215)  $   43,970  $148,286  $ (74,230)  $ 74,056   $156,715  $ (97,083)  $  59,632
Tax-Exempt Bond Fund     $  310,094  $(180,771)  $  129,323  $336,300  $(157,408)  $178,892   $343,789  $(159,640)  $ 184,149

         PIM pays each Manager's fee out of its advisory fee, which fee shall be calculated and accrued daily and paid monthly (except for Brandywine's fee, which is paid quarterly) based on a percentage of the average daily net asset value of the Fund's assets (the "Base Fee") as follows:

--------------------------------------------------------------------------------
Select Growth Fund                             0.400%
--------------------------------------------------------------------------------
International Equity Fund                      0.594%(A)
--------------------------------------------------------------------------------

         (A) In addition to the Base Fee, PIM will pay to Brandywine (or deduct from future payments) an amount based on the performance of the assets in its Portfolio relative to the performance of the Fund's benchmark over the same period of time (following a transition period). This performance-based arrangement is a "fulcrum fee," such that the total amount of compensation ranges from a minimum and maximum percent of average daily net assets with the Base Fee at the midpoint. The Base Fee is paid where performance of the Brandywine Portfolio equals that of the Fund's benchmark. For purposes of calculating the performance fee to Brandywine, total returns are computed over a rolling 12-quarter period (with special adjustments during the initial 11-quarter transitional period). Like all fees paid to the managers, the Brandywine performance-based fee is paid by PIM and will not affect expenses of the Fund paid by the Shareholders. Accordingly, if the Brandywine Portfolio performs well relative to the benchmark the Adviser will retain a smaller amount of the advisory fee, and if the Brandywine Portfolio performs poorly against the benchmark, the Adviser will retain a larger portion of the advisory fee.

         The Advisory Agreement and the Sub-Advisory Agreements (between {PIM and the respective Managers for the Select Growth and International Equity Funds) provide that PIM (or the Manager) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

         After an initial two year term, the continuance of each Advisory and Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

         The Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Trustees, including a majority of the Independent Trustees of the Trust; by the vote of a majority of the outstanding voting securities of the Trust; or, with respect to any affected Fund, by the vote of a majority of the outstanding voting securities of such Fund; on sixty (60) days' written notice to the Adviser; or by the Adviser on sixty (60) days' written notice to the Trust. Each of the Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, (A) by the Adviser at the direction of the Board of Trustees, including a majority of the Independent Trustees, (B) by the vote of a majority of the outstanding voting securities of the Fund, on thirty (30) days' written notice to the Adviser and the Manager, or
(C) by the Adviser or the Manager on thirty (30) days' written notice to the Trust and the other party. Each of the Advisory Agreement or the Sub-Advisory Agreements will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or, in the case of the Sub-Advisory Agreements, in the event that the Advisory Agreement between the Adviser and the Trust is assigned or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within ten (10) days after written notice.

         On September 5, 2001, the Securities and Exchange Commission ("SEC") issued a "manager of managers" exemptive order (the "Order") that permits the Adviser, subject to certain conditions, to retain new Managers without shareholder approval of the contracts with those Managers. The Order also permits the Adviser to employ new Managers for new or existing Funds, change the terms of contracts with Managers or continue the employment of Managers after events that would otherwise cause automatic termination of a contract with a Manager. Within 90 days of retaining a new Manager, shareholders of any affected Fund will receive notification of the change. The Order relieves the Funds from a requirement to disclose certain fees paid to Managers (except to any Managers affiliated with the Adviser) in documents filed with the SEC and provided to shareholders.

         Effective January 1, 2003, PIM uses a multi-manager approach for the International Equity Fund. As the Adviser, PIM oversees the investment advisory services provided to the International Equity Fund, and manages the cash portion of the Fund's assets. After reserving a portion of the Fund's cash for liquidity purposes (which is managed directly by PIM), PIM has engaged three Managers, each to manage a discrete portion of the Fund's assets at the discretion of PIM. Pursuant to a separate sub-advisory agreement with PIM, and subject to the supervision of the Board of Trustees, each Manager is responsible for the day-to-day investment management of the discrete portion of the Fund's assets allocated to it. The Managers are also responsible for managing their employees who provide services to the Fund. The three Managers each employ active investment management methods, and purchase and sell securities according to the Manager's evaluation about companies and their financial prospects, and about the stock market and the economy in general.

         Subject to Board review, PIM allocates and, when appropriate, reallocates the assets of the International Equity Fund among Managers, monitors and evaluates Manager performance, and oversees Manager compliance with the Fund's objectives, policies and restrictions. PIM has the ultimate responsibility for the investment performance of the International Equity Fund due to its responsibility to oversee Managers and recommend their hiring, termination and replacement.

         OECHSLE INTERNATIONAL ADVISORS, LLC ("OECHSLE")

         Pursuant to the Amended and Restated Sub-Advisory Agreement between PIM and Oechsle, Oechsle acts as a Manager to the International Equity Fund. Prior to January 1, 2003 Oechsle was the sole Manager of the Fund. In this new capacity, Oechsle, subject to the supervision and control of PIM and the Trustees of the Trust, manages a discrete portion of the Fund's portfolio investments, consistently with the Fund's investment objective, and executes any of that Fund's investment policies that it deems appropriate to utilize from time to time. Oechsle approaches stock selection by focusing on individual stocks and fundamental characteristics of companies that have an above average potential for growth in revenue and earnings. Oechsle's goal is to find companies with top management, quality products and sound financial positions that are attractively priced. Due to this investment strategy, the Portfolio managed by Oechsle may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities. As of December 31, 2003 Oechsle had approximately $14.6 billion of assets under management.

         Singleton Dewey Keesler, Jr., Stephen Patrick Langer, Lawrence Sean Roche, and Warren Robbins Walker each serve on the Executive Committee of Oechsle and each owns in excess of 5% of Oechsle. Oechsle's principal place of business is One International Place, Boston, Massachusetts 02110. For the fiscal years ended October 31, 2001, and October 31, 2002, Oechsle's compensation was $568,153, and $398,148, respectively.

         THE BOSTON COMPANY ASSET MANAGEMENT, LLC ("TBCAM")

         Pursuant to the Sub-Advisory Agreement between PIM and TBCAM, TBCAM acts as a Manager to the International Equity Fund. In this capacity, TBCAM, subject to the supervision and control of PIM and the Trustees of the Trust, manages a discrete portion of the Fund's portfolio investments, consistently with the Fund's investment objective, and executes any of that Fund's investment policies that it deems appropriate to utilize from time to time. TBCAM has a value-oriented, bottom-up investment style that is research based, focusing first on stock selection and then enhanced by its country allocation guidelines. TBCAM evaluates traditional measures of value such as a low price-to-earnings ratio, low price-to-book value ratio, and low price-to-cash flow ratio. In addition, TBCAM reviews company fundamentals, including operating return characteristics, overall financial health, and positive changes in business momentum. This approach seeks to preserve capital in declining markets while adding value in rising markets. TBCAM has offices at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. TBCAM was founded in 1970 and is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2003, TBCAM had approximately $36.4 billion of assets under management.

         BRANDYWINE ASSET MANAGEMENT, LLC ("BRANDYWINE")

         Pursuant to the Sub-Advisory Agreement between PIM and Brandywine, Brandywine acts as a Manager to the International Equity Fund. In this capacity, Brandywine, subject to the supervision and control of PIM and the Trustees of the Trust, manages a discrete portion of the Fund's portfolio investments (approximately one-third as of January 1, 2003), consistently with the Fund's investment objective, and executes any of that Fund's investment policies that it deems appropriate to utilize from time to time. Brandywine adheres to a strictly bottom-up stock selection process. Quantitative screens are used to identify a universe of securities which meet Brandywine's definition of value, and then in-depth fundamental analysis is used to narrow that universe to those stocks with the characteristics Brandywine considers necessary to return to normal valuation.

         Brandywine has offices at 3 Christiana Centre, Suite 1200, 201 N. Walnut Street, Wilmington, Delaware 19801. Brandywine was founded in 1986 and is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2003, Brandywine had approximately $12.75 billion of assets under management.

         SANDS CAPITAL MANAGEMENT, INC.

         Pursuant to the Sub-Advisory Agreement between PIM and Sands Capital Management, Sands Capital Management acts as Manager to the Select Growth Fund. In this capacity, Sands Capital Management, subject to the supervision and control of PIM and the Trustees of the Trust, manages that Fund's portfolio investments, consistently with its investment objective, and executes any of that Fund's investment policies that it deems appropriate to utilize from time to time. Frank M. Sands, Sr., Marjorie R. Sands and William L. Johnson control Sands Capital Management. Sands Capital Management's principal place of business is 1100 Wilson Boulevard, Suite 3050, Arlington, Virginia 22209. As of December 31, 2003, Sands Capital Management had approximately $5.46 billion of assets under management. For its services as Manager to the Select Growth Fund, PIM pays Sands Capital Management compensation at the annual rate of 0.40% of the average daily value of that Fund's assets, as calculated in accordance with the computation of net asset value, and accrued on a daily basis. For the fiscal years ended October 31, 2001, October 31, 2002, and October 31, 2003 Sands Capital Management's compensation was $182,696, $156,463, and $145,000 respectively.

         EXPENSE LIMITATION ARRANGEMENT

         Each Fund pays PIM an aggregate fee for investment management services as a percentage of the average daily net assets of the Fund. Pursuant to an Expense Limitation Agreement between Pitcairn Trust Company and each Fund, the Adviser agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Fund (other than interest, taxes, brokerage fees and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), offset by the amount of revenue to the Fund from securities lending activities of the Fund (the net amount referred to as "Fund Operating Expenses"), were limited to a specified percentage of the average daily assets of each Fund, as set forth below through the fiscal year ended October 31, 2003:

Diversified Value Fund..................  1.00%
Select Value Fund.......................  1.00%
Diversified Growth Fund.................  1.00%
Select Growth Fund......................  1.15%
Small Cap Fund..........................  1.00%
Family Heritage(R)Fund..................  1.20%
International Equity Fund...............  1.25%
Taxable Bond Fund.......................  0.70%
Tax-Exempt Bond Fund....................  0.60%

         The Expense Limitation Agreement expired on October 31, 2003. Currently, the Adviser has voluntarily agreed to limit each Fund's expenses under the same terms as the Expense Limitation Agreement. This voluntary expense limitation arrangement may be discontinued by the Adviser at any time.

         The Fund may, at a later date, reimburse the Adviser for the fees waived or limited and other expenses assumed and paid by the Adviser pursuant to the expense limitation arrangement described above during any of the previous two (2) fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above, and the Adviser (or an affiliate) remains the investment adviser to the Fund. No reimbursement by the Fund will be made unless (i) the Fund's assets exceed $10 million; (ii) the Fund's total annual Fund Operating Expenses ratio is less than the percentage stated in the chart above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

For the fiscal years ended October 31, 2002 and October 31, 2003, the following Advisory Fee Waivers are subject to recapture:

                                        2002           2003
                                        ----           ----
Diversified Value Fund.............  $ 154,726      $  165,747
Select Value Fund..................  $  98,360      $  106,492
Diversified Growth Fund............  $ 124,045      $  125,125
Select Growth Fund.................  $ 105,478      $  102,912
Small Cap Fund.....................  $  57,892      $   52,670
Family Heritage(R)Fund.............  $  68,740      $  100,922
International Equity Fund..........  $ 161,088      $  254,090
Taxable Bond Fund..................  $  74,230      $   97,083
Tax-Exempt Bond Fund...............  $ 157,408      $  159,640

         THE TRANSFER AGENT

         The Trust and State Street Bank and Trust Company (the "Transfer Agent" or "State Street") have entered into a Transfer Agency and Service Agreement (the "Transfer Agency Agreement") dated August 1, 2000. Pursuant to the Transfer Agency Agreement, State Street serves as the transfer agent for the Trust and

Boston Financial Data Services, Inc. (the "Servicing Agent"), a corporate joint venture of State Street Corporation and DST Systems, Inc., serves as the Transfer Agent's servicing agent. Under the Transfer Agency Agreement, State Street or the Servicing Agent will perform the following services: receive for acceptance orders for the purchase of shares, and promptly deliver payment and appropriate documentation thereof to the Custodian; pursuant to purchase orders, issue the appropriate number of shares and hold such shares in the appropriate shareholder account; receive for acceptance redemption requests and redemption directions and deliver the appropriate documentation thereof to the Custodian; in respect to the aforementioned transactions, the Transfer Agent shall execute transactions directly with broker-dealers authorized by the Trust; at the appropriate time as and when it receives monies paid to it by the Custodian with respect to any redemption, pay over or cause to be paid over in the appropriate manner such monies as instructed by the redeeming shareholders; effect transfers of shares by the registered owners thereof upon receipt of appropriate instructions; prepare and transmit payments for dividends and distributions declared by the Trust; issue replacement certificates (if issued) for those certificates alleged to have been lost, stolen or destroyed upon receipt by the Transfer Agent of indemnification satisfactory to the Transfer Agent and protecting the Transfer Agent and the Trust, and the Transfer Agent at its option, may issue replacement certificates in place of mutilated stock certificates upon presentation thereof and without such indemnity; maintain records of account for and advise the Trust and its shareholders as to the foregoing; and record the issuance of shares of the Funds and maintain pursuant to SEC Rule 17Ad-10(e) a record of the total number of shares of each Fund which are authorized, based upon data provided to it by the Trust, and issued and outstanding. The Transfer Agent shall also provide the Trust on a regular basis with the total number of shares which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of shares, to monitor the issuance of such shares or to take cognizance of any laws relating to the issue or sale of such shares, which functions shall be the sole responsibility of the Trust.

         For its services, the Transfer Agent is entitled to fees of $15,000 for the first year of services and $17,000 every year thereafter. In addition, the Transfer Agent is compensated $20 per account per year and $1.80 to close any account. During the fiscal years ended October 31, 2001,October 31, 2002, and October 31, 2003 the Trust paid the Transfer Agent $176,988, $183,264, and $174,683, respectively.

         The Transfer Agency Agreement provides that State Street shall not be responsible for, and the Trust shall indemnify and hold the Transfer Agent harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to: (a) all actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to the Transfer Agency Agreement (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct; (b) the Trust's lack of good faith, negligence or willful misconduct; (c) the reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, stock certificates or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Trust, and which have been prepared, maintained or performed by the Trust or any other person or firm on behalf of the Trust including but not limited to any broker-dealer, third party administrators or previous transfer agent; (ii) any instructions or requests of the Trust or any of its officers; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under the Transfer Agency Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, or signed by the proper person or persons; (d) the offer or sale of shares in violation of federal or state securities laws or regulations requiring that such shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such shares; (e) the negotiation and processing of any checks including without limitation for deposit into the Trust's demand deposit account maintained by the Transfer Agent; or (f) upon the Trust's request entering into any agreements required by the National Securities Clearing Corporation (the "NSCC") for the transmission of Trust or shareholder data through the NSCC clearing systems. Upon the assertion of a claim for which the Trust may be required to indemnify the Transfer Agent, the Transfer Agent will promptly notify the Trust of such assertion, and shall keep the Trust advised with respect to all developments concerning such claim. The Trust shall have the option to participate with the Transfer Agent in the defense of such claim or to defend against such claim in its own name or in the name of the Transfer Agent. The Transfer Agent shall in no case confess any claim or make any compromise in any case in which the Trust may be required to indemnify the Transfer Agent except with the Trust's prior written consent.

         The initial term of the Transfer Agency Agreement is two years unless it is terminated sooner according to the terms of that agreement. Thereafter, unless a terminating party gives written notice to the other party 120 days before the expiration of the initial term, the Transfer Agency Agreement will renew automatically from year to year. The Transfer Agent and the Trust may renegotiate the fees payable under the Transfer Agency Agreement 120 before the expiration of the initial term or any subsequently renewed term. The Transfer Agency Agreement may be terminated prior to the end of a term and without the required notice. However, in the event of such an early termination, the Transfer Agency Agreement provides that the fees payable to the Transfer Agent shall be calculated as if the services had been performed by the Transfer Agent until the expiration of the then current term and calculated at the asset and/or shareholder account levels, as the case may be, on the date notice of termination was given to the Transfer Agent, and the payment of all fees to the Transfer Agent will be accelerated to the business day immediately prior to the conversion to a new service provider or termination of services.

         THE DISTRIBUTOR

         SEI Investments Distribution Co. (the "Distributor"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, a wholly owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), dated August 1, 2000, with respect to shares of the Funds. The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement was renewed by the Trustees at a meeting on July 28, 2003 for an additional one-year period. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not less than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor distributes the Funds' securities on a best efforts basis in a continuous offering of the Fund's securities. For the fiscal year ended October 31, 2003, the Distributor received compensation from the Trust for placing repurchase agreements for certain of the Funds as follows:

------------------------------------------- --------------------- ------------------ --------------- -----------------
                                             NET UNDERWRITING     COMPENSATION ON
                                               DISCOUNTS AND       REDEMPTION AND      BROKERAGE          OTHER
NAME OF PRINCIPAL UNDERWRITER                   COMMISSIONS          REPURCHASE       COMMISSIONS      COMPENSATION
------------------------------------------- --------------------- ------------------ --------------- -----------------
SEI Investments Distribution Co.                     0                    0                0            $2,904.52
------------------------------------------- --------------------- ------------------ --------------- -----------------

                            SHAREHOLDER SERVICES PLAN

         The Board of Trustees of the Trust has adopted a Shareholder Services Plan, as amended (the "Plan") for the purpose of paying for shareholder servicing activities which may include: providing personal services or account maintenance services; receiving, aggregating and processing purchase and redemption orders; providing and maintaining retirement plan records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing subaccounting services for Fund shares held beneficially; forwarding shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners; performing daily investment ("sweep") functions for shareholders; providing investment advisory services; and general account administration activities.

         Pursuant to the Plan, each Fund is authorized to pay to any person who enters into a shareholder services agreement with the Fund (an "Authorized Service Provider"), which may include PTC or its affiliates, as compensation for service activities rendered by Authorized Service Providers to shareholders of a Fund, a shareholder service fee in an amount or at a rate not to exceed 0.25% on an annual basis of the average daily net asset value of shares of the Fund as to which the Authorized Service Provider provides the services (the "Plan Fee"). Such Plan Fee is calculated daily and paid monthly or at such other intervals as the Board shall determine. An Authorized Service Provider is authorized to pay its affiliates or independent third party service providers for performing service activities consistent with this Plan. All expenses incurred by the Funds in connection with the shareholder services agreements and the implementation of the Plan shall be borne entirely by the holders of the shares of the particular Fund involved and will result in an equivalent increase to each Fund's Total Annual Fund Operating Expenses.

                         SHAREHOLDER SERVICES AGREEMENT

         The Board of Trustees of the Trust has approved Shareholder Services Agreements (the "Agreements") with PTC and certain financial intermediaries (together, the "Service Providers") whereby the Service Providers provide certain shareholder services which may include, for each such Service Provider for its respective client shareholders: subaccounting for all Fund share transactions at the shareholder level; crediting distributions from the Funds to shareholder accounts; determining amounts to be reinvested in the Funds; assisting customers in changing account options, account designations and account addresses; and disseminating tax information and mailing Fund information, such as prospectuses and annual and semi-annual reports to beneficial owners of the subject shares. These Agreements may be terminated by either party to the Agreement by a vote of the Plan Trustees (as defined in the Shareholder Services Plan) or by vote of a majority of the outstanding shareholders of a Fund with respect to any Fund at any time without payment of penalty.

        Agreements with non-affiliated Service Providers (not affiliated with the relevant Fund, the Fund's adviser or distributor) may be approved at a meeting of the Board of Trustees, but need not be approved at an in-person meeting. Agreements with affiliated Service providers must be approved at an in-person meeting of the Board of Trustees.

         Pursuant to the Agreement with PTC, each Fund is authorized to pay PTC a monthly service fee at an annual rate of 0.25% of the average net asset value of the shares of the Fund held of record by PTC for its clients.

        Pursuant to the Agreement(s) with other Service Providers, the Select Growth Fund is authorized to pay a Service Provider fees agreed upon with the Service Provider, up to a maximum of 0.25% of the average daily net asset value of the shares of the Fund held of record by the Service Provider. Service Providers may provide shareholder services for different fees within the maximum, and other parties may provide services at no cost to the Fund. To the extent shareholder services fees for certain shares of the Select Growth Fund are in an amount or at a rate that is less than 0.25% of the average daily net asset value of such shares, the Fund (and thus all shareholders of the Fund) will pay shareholder fees in an amount that reflects the blended rates for all Fund shares.

         All expenses incurred by the Funds in connection with the Agreements and the implementation of the Plan shall be borne entirely by the holders of the shares of the particular Fund involved and will result in an equivalent increase to each Fund's Total Annual Fund Operating Expenses.

For the fiscal years ended October 31, 2001, October 31, 2002, and October 31, 2003, the following Shareholder Servicing Fees were paid to PTC:

                                          2001          2002          2003
                                          ----          ----          ----
Diversified Value Fund............    $  387,220    $  345,844    $  313,722
Select Value Fund..................   $  166,343    $  147,863    $  121,653
Diversified Growth Fund..........     $  322,976    $  250,344    $  209,501
Select Growth Fund................    $  114,180    $   97,789    $   90,553
Small Cap Fund.....................   $  111,136    $   82,214    $  183,085
Family Heritage(R)Fund............    $  221,765    $  191,175    $  165,227
International Equity Fund.........    $  355,098    $  248,845    $  207,233
Taxable Bond Fund................     $   94,490    $   92,679    $   97,947
Tax-Exempt Bond Fund...........       $  258,412    $  280,250    $  286,491

                       TRUSTEES AND OFFICERS OF THE TRUST

         The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

         The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of the individuals listed below is Pitcairn Trust Company, One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, Pennsylvania 19046. All executive officers of the Trust are affiliates of Pitcairn Trust Company or Pitcairn Investment Management. All Trustees and executive officers have served as such since July 19, 2000, with the exception of Mr. Clay, who has been a Trustee since March 24, 2000.

------------------------------------------------------------------------------------------------------------------------
Name & Date of Birth            Position Held        Number of    Principal Occupation(s) During Past Five Years and
                                with Trust           Portfolios   Other Directorships
                                                      in Fund
                                                      Complex
                                                      Overseen
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES OF THE TRUST:
------------------------------------------------------------------------------------------------------------------------
George M. Chamberlain, Jr.,     Trustee,            9             Principal, GMC Consulting (since May 2003); General
Esq.                            Member, Executive,                Counsel/Corporate Secretary, Investor Force
February 13, 1947               Proxy, Nominating                 Holdings, Inc. (and its affiliates, including
                                and Compensation,                 Investor Force Securities, Inc., a registered
                                Audit and Valuation               broker-dealer (since July 2001); Corporate Counsel,
                                Committees                        Investor Force, Inc. (November 2000 to July 2001);
                                                                  Attorney in private practice from July 1999 to
                                                                  October 2000; prior to that time, Senior Vice
                                                                  President and General Counsel, Delaware Management
                                                                  Holdings, Inc. and the Delaware Investments
                                                                  Companies and Funds
------------------------------------------------------------------------------------------------------------------------
Carleton A. Holstrom            Trustee,            9             Private investor (since April, 1995); Chief
August 18, 1935                 Chairman of Audit                 Financial Officer, Scientific Learning Corporation,
                                Committee; Member                 Berkeley, CA from January 1994 to March 1995;
                                of Proxy and                      Director, Custodial Trust Company, Princeton, NJ;
                                Nominating and                    Director, Scientific Learning Corporation
                                Compensation
                                Committees
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Name & Date of Birth            Position Held        Number of    Principal Occupation(s) During Past Five Years and
                                with Trust           Portfolios   Other Directorships
                                                      in Fund
                                                      Complex
                                                      Overseen
------------------------------------------------------------------------------------------------------------------------
James R. Wood                   Trustee,            9             Consultant, JRW Partners (since November 2000);
April 15, 1939                  Member, Audit and                 Consultant from March 2000 to November 2000;
                                Nominating and                    President, STI Capital Management, from September
                                Compensation Committees           1995 to February 15, 2000; Executive Vice President,
                                                                  Franklin/Templeton Funds, from October 1988 to
                                                                  September 1995
------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST:
------------------------------------------------------------------------------------------------------------------------
Alvin A. Clay III*              Trustee, President   9            President and Chief Executive Officer, Pitcairn
October 2, 1957                 and Chief                         Investment Management (since inception); Chief
                                Executive Officer,                Executive Officer (since November 1999), President,
                                Member Executive,                 CEO and Director, Pitcairn Trust Company; President,
                                Proxy and                         COO and Director, Pitcairn Company
                                Valuation
                                Committees
------------------------------------------------------------------------------------------------------------------------
Dirk Junge*                     Trustee, Chairman    9            Chairman and CEO, Pitcairn Company; Chairman,
January 31, 1949                and Vice President                Pitcairn Trust Company; Director, Paramount
                                                                  Resources, Inc. (a Canadian public company)
------------------------------------------------------------------------------------------------------------------------
William C. McCormick            Vice President,                   Chief Financial Officer, Pitcairn Investment
June 22, 1959                   Chief Financial                   Management (since inception); Executive Vice
                                Officer, Chief                    President (since July 1998), Chief Financial Officer
                                Accounting Officer                and Treasurer, Pitcairn Company and Pitcairn Trust
                                and Treasurer                     Company
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Lawrence R. Bardfeld            Vice President,                   Executive Vice President (since July 1998), Chief
May 17, 1947                    Secretary and Code                Legal Officer, Chief Compliance Officer and
                                Compliance Officer                Secretary, Pitcairn Company and Pitcairn Trust
                                                                  Company
------------------------------------------------------------------------------------------------------------------------
Averill R. Jarvis               Vice President and                Senior Vice President and Associate General Counsel,
June 29, 1950                   Assistant Secretary               Pitcairn Trust Company (since January 2000), Vice
                                                                  President and Associate General Counsel of Pitcairn
                                                                  Trust Company (from 1994 to 2000)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Name & Date of Birth            Position Held        Number of    Principal Occupation(s) During Past Five Years and
                                with Trust           Portfolios   Other Directorships
                                                      in Fund
                                                      Complex
                                                      Overseen
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto                Vice President and                Vice President and Assistant Secretary of SEI
March 28, 1968                  Assistant Secretary               Investments and of the Administrator and Distributor
                                                                  (since November 1999). Associate, Dechert (law firm)
                                                                  from 1997-1999.
------------------------------------------------------------------------------------------------------------------------
William E. Zitelli, Jr.         Vice President and                Vice President and Assistant Secretary - Vice
June 14, 1968                   Assistant Secretary               President and Assistant Secretary of the
                                                                  Administrator and Distributor since August
                                                                  2000. Vice President, Merrill Lynch & Co. Asset
                                                                  Management Group (1998 -  2000).
                                                                  Associate at Pepper Hamilton LLP (1997 - 1998).
                                                                  Associate at Reboul, MacMurray, Hewitt, Maynard &
                                                                  Kristol (1994 - 1997).
------------------------------------------------------------------------------------------------------------------------
Jennifer E. Spratley            Vice President                    Director, SEI Funds Accounting since November 1999.
February 13, 1969                                                 Audit Manager at Ernst & Young LLP (1991-1999).
------------------------------------------------------------------------------------------------------------------------

---------------------------
* Messrs. Junge and Clay are Trustees who may be deemed to be "interested persons" of the Trust as that term is defined in the 1940 Act ("Interested Trustees") because they also serve as officers of the Trust and the Adviser or PTC.

         Messrs. Chamberlain, Holstrom and Wood serve as members of the Audit Committee of the Trust, and Mr. Holstrom serves as Chairman. The Audit Committee
(i) oversees the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof; and (iii) acts as a liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee met two times during the fiscal year ended October 31, 2003.

         Messrs. Chamberlain and Clay serve as members of the Executive Committee of the Trust. The Executive Committee functions to act for the entire Board of Trustees between regularly scheduled meetings with such actions to be ratified at the next meeting of the full Board. The Executive Committee met once during the fiscal year ended October 31, 2003.

         Messrs. Chamberlain, Holstrom and Wood serve as members of the Nominating and Compensation Committee. The Nominating and Compensation Committee is comprised exclusively of Independent Trustees and functions to nominate candidates for Trustee positions, as necessary, to fill vacancies on the Board. The Nominating and Compensation Committee will consider nominees recommended by shareholders, if such recommendations are submitted in writing and addressed to the Committee at the office of the Trust. The Nominating and Compensation Committee did not meet during the fiscal year ended October 31, 2003.

         Messrs. Chamberlain, Holstrom and Clay serve as members of the Proxy Voting Committee. The Proxy Committee provides consent or direction to PIM in voting proxies where PIM determines that voting in accordance with the recommendation of its third party proxy service, Institutional Shareholder Services, is not in the best interests of the Fund, and where PIM has determined that the vote involves a material conflict of interest between the interests of PIM or PTC and the Fund. The Proxy Committee did not meet during the fiscal year ended October 31, 2003.

         Mr. Chamberlain serves as the representative of the Independent Trustees on the Trust's Valuation Committee. Other members of the Valuation Committee include certain officers of the Trust (who are also officers of the Adviser or PTC), the Chief Investment Officer of the Adviser, and representatives from the Trust's Administrator, all as appointed by the Board. The Valuation Committee conducts telephonic meetings when security valuation issues arise under the Trust's Pricing Procedures, including but not limited to fair value determinations. The determinations of the Valuation Committee are reviewed by the Board. The Committee meets as necessary, and met 11 times during the fiscal year ended October 31, 2003.

         The following tables show the dollar range of equity securities of each of the Funds owned by each Trustee as of December 31, 2003.

--------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES - DOLLAR         DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31, 2002
  RANGE OF EQUITY SECURITIES IN
            EACH FUND
--------------------------------------------------------------------------------------------------------------------
FUND                                  GEORGE M. CHAMBERLAIN, JR.      CARLETON A. HOLSTROM        JAMES R. WOOD
--------------------------------------------------------------------------------------------------------------------
Diversified Value                               None                    Over $100,000                 None
--------------------------------------------------------------------------------------------------------------------
Select Value                                    None                   $50,001-$100,000               None
--------------------------------------------------------------------------------------------------------------------
Diversified Growth                              None                   $10,001-$50,000                None
--------------------------------------------------------------------------------------------------------------------
Select Growth                                   None                   $50,001-$100,000               None
--------------------------------------------------------------------------------------------------------------------
Small Cap                                       None                   $50,001-$100,000               None
--------------------------------------------------------------------------------------------------------------------
Family Heritage(R)                              None                   $50,001-$100,000               None
--------------------------------------------------------------------------------------------------------------------
International Equity                            None                   $10,001-$50,000                None
--------------------------------------------------------------------------------------------------------------------
Taxable Bond                                    None                   $10,001-$50,000                None
--------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                 None                    Over $100,000                 None
--------------------------------------------------------------------------------------------------------------------
Aggregate  Dollar Range of Equity
Securities in All Funds  Overseen               None                    Over $100,000                 None
by Trustee in the Pitcairn Funds
--------------------------------------------------------------------------------------------------------------------


INTERESTED TRUSTEES DOLLAR RANGE
OF EQUITY SECURITIES IN EACH FUND       DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31, 2002
---------------------------------- ----------------------------------------------------------------------------------
FUND                                          ALVIN A. CLAY III                           DIRK JUNGE
--------------------------------------------------------------------------------------------------------------------
Diversified Value                             $50,001-$100,000                           Over $100,000
---------------------------------- ----------------------------------------- ----------------------------------------
Select Value                                  $50,001-$100,000                           Over $100,000
---------------------------------- ----------------------------------------- ----------------------------------------
Diversified Growth                            $50,001-$100,000                           Over $100,000
---------------------------------- ----------------------------------------- ----------------------------------------
Select Growth                                 $50,001-$100,0000                           Over $100,000
---------------------------------- ----------------------------------------- ----------------------------------------
Small Cap                                     $50,001-$100,000                           Over $100,000
---------------------------------- ----------------------------------------- ----------------------------------------
Family Heritage(R)                            $50,001-$100,000                           Over $100,000
---------------------------------- ----------------------------------------- ----------------------------------------
International Equity                          $10,001-$50,000                            Over $100,000
---------------------------------- ----------------------------------------- ----------------------------------------
Taxable Bond                                         None                                 Over $100,000
---------------------------------- ----------------------------------------- ----------------------------------------
Tax-Exempt Bond                                      None                                     None
---------------------------------- ----------------------------------------- ----------------------------------------
Aggregate  Dollar Range of Equity
Securities in All Funds  Overseen               Over $100,000                             Over $100,000
by Trustee in the Pitcairn Funds
---------------------------------- ----------------------------------------- ----------------------------------------

         Officers and Interested Trustees of the Trust do not receive any compensation from the Trust. The Trust pays the fees for Independent Trustees. For the Trust's fiscal year ended October 31, 2003, the Trust paid to each of the Independent Trustees an annual retainer of $10,000 (increased to $15,000 in July) and a per meeting fee of $2,000, for services with respect to the Funds then comprising the Trust. In addition, the Trust paid the Independent Trustees $250 for each telephonic meeting attended. The members of the Audit Committee received $250 (increased to $750 in April) for each meeting of that committee attended. The Independent Trustees are entitled to be reimbursed for travel and incidental expenses incurred in attending meetings. Mr. Chamberlain received an annual fee of $1,000 (increased to $2,500 in July) for serving as lead Trustee. No officer or Trustee received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust. Certain officers and Trustees who are shareholders of PTC or its affiliated companies may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to PTC's affiliates. The table below shows the total amounts paid by the Trust to Independent Trustees:

                               COMPENSATION TABLE

                                                                   AGGREGATE
                                                                  COMPENSATION
                      NAME OF PERSON, POSITION                     FROM TRUST 1
                      ------------------------                    -------------
       George M. Chamberlain, Jr., Independent Trustee              $22,750
       Carleton A. Holstrom, Independent Trustee                    $21,000
       James R. Wood, Independent Trustee                           $21,000

       ------------
       1 For the fiscal year ended October 31, 2003.

         APPROVAL OF THE ADVISORY AND SUB-ADVISORY AGREEMENTS.

         On July 28, 2003, the Board of Trustees, including all of the Independent Trustees, approved the current Investment Management Agreement with the Adviser with respect to each of the Funds, along with the current Investment Management Agreements with Sands Capital Management, Inc. ("Sands") with respect to the Select Growth Fund and with Oechsle International Advisors, LLC ("Oechsle") with respect to the International Equity Fund. Additionally, on December 10, 2002, the Trustees, including all of the Independent Trustees, approved the Investment Management Agreements with The Boston Company Asset Management, LLC ("TBCAM") and Brandywine Asset Management, LLC ("Brandywine"), and the Amended and Restated Investment Management Agreement with Oechsle International Advisors, LLC ("Oechsle"), all with respect to separate Portfolios of the International Equity Fund.


          Prior to approving the investment advisory and sub-advisory agreements described above, the Trustees reviewed and considered materials provided by Pitcairn, Oechsle, Sands, TBCAM and Brandywine to the Trustees. With respect to the renewal of the Adviser, Oechsle and Sands advisory or sub-advisory arrangements, as the case may be, the Trustees considered (i) the quality of investment advisory services provided by each adviser; (ii) the performance of each Fund relative to its stated objectives and the adviser's success in reaching such goals; (iii) the Fund's performance compared to relevant market indices and to similar funds (similar investment objectives and also approximately the same size) and the Fund's long-term and short-term performance record (including the performance the predecessor collective or common trust fund of a Fund, where applicable); (iv) the quality of any other services provided for the Fund in addition to the provision of investment advice; (v) the number, background and general qualifications of the personnel in the adviser's investment management group; (vi) the allocation of responsibility for the Fund and the percentage of time devoted to the Fund; (vii) the process by which investment decisions are made by the adviser's personnel, the criteria for securities selection, and the controls used by the adviser to ensure that the criteria are met; (viii) the fee schedule and the existence of any fee waivers and the Fund's anticipated expense ratio in relation to those of other investment companies having comparable investment policies and limitations (including the extent to which an expense ratio resulted from reimbursing or reducing a fee to maintain a certain limitation); (ix) the fees charged by the adviser and other investment advisers to similar clients (including any client-related expenses borne by the adviser); (x) the direct and indirect costs that may be incurred by the adviser and its affiliates in performing services for the Fund and the basis for determining those costs (including the extent to which management personnel and office space for the Fund's operations are provided, as well as investment advice and the extent to which other funds' advisory services support the same personnel and office facilities); (xi) the extent to which economies of scale exist and whether such economies are appropriately reflected in the advisory fees as the Fund grows larger; (xii) the total of all investment company assets managed by the adviser, as well as the total number of investment company funds serviced by the adviser; (xiii) the adviser's profitability from the Fund during the most recently completed calendar year; (xiv) the extent to which the adviser receives benefits (such as research and statistical services) as a result of brokerage generated by the Fund and the extent to which the Fund shared in those benefits; (xv) a description of the adviser's compliance program, its regulatory examinations, its securities allocation procedures and any legal proceedings of the adviser, and steps taken by the adviser with respect to any obligations imposed on it by the Sarbanes-Oxley Act of 2002; (xvi) a description of the adviser's proxy voting policy (and, with respect to PIM how proxy voting is handled with the Funds' sub-advisers); (xvii) a description of the adviser's disaster recovery procedures, including any systems used to back-up shareholder (as to PIM/PTC) and trading data for the Fund(s), the frequency of data storage, and any emergency facilities intended to ensure the continuity of essential operations, and a description of any other contingency plans designed to mitigate operational risk to the Funds; and (xviii) whether the adviser has adopted a Code of Ethics pursuant to Rule 17j-1, and a description of any material breach of such Code of Ethics during the previous two years. Based upon its review of the foregoing factors, the Trustees (including each of the Independent Trustees) approved the terms of the relevant investment management agreement submitted to the Board by the Adviser, Sands and Oechsle.

         With respect to the agreements with TBCAM and Brandywine, (each a "Manager"), the Trustees considered all of the information the Trustees deemed appropriate including, without limitation: (i) the number, background and general qualifications of the personnel in the Manager's investment management group; (ii) the allocation of responsibility for the Fund and the percentage of time expected to be devoted to the Fund;(iii) the process by which investment decisions are made by the Manager's personnel, (iv) the criteria for securities selection, and the controls used by the Manager to ensure that the criteria are met; (v) the fee schedule and the existence of any fee waivers and the Fund's anticipated expense ratio in relation to those of other investment companies having comparable investment policies and limitations (including the extent to which an expense ratio resulted from reimbursing or reducing a fee to maintain a certain limitation); (vi) the fees to be charged by the Manager and other investment advisers to similar clients (including any client-related expenses borne by the Manager); (vii) the direct and indirect costs that may be incurred by the Manager and its affiliates in performing services for the Fund and the basis for determining those costs (including the extent to which management personnel and office space for the Fund's operations will be provided, as well as investment advice and the extent to which other funds' advisory services support the same personnel and office facilities); (viii) the total of all investment company assets managed by the Manager, as well as the total number of investment company funds serviced by the Manager; (ix) the Manager's profitability during the most recently completed calendar year; (x) the extent to which the Manager will receive benefits (such as research and statistical services) as a result of brokerage generated by the Fund and the extent to which the Fund is expected to share in those benefits; and (xi) a description of the

Manager's compliance program, its regulatory examinations, its securities allocation procedures and any legal proceedings against the Manager. Based upon its review of the foregoing factors, the Trustees determined that it was in the best interests of the Pitcairn Funds and the International Equity Fund to retain each Manager to render investment management services to the International Equity Fund.


         CODE OF ETHICS

         The Trust, the Adviser, each Manager and the Distributor have each adopted a Code of Ethics (collectively, "Codes") governing personal trading activities of certain of their personnel. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, subject to certain restrictions, and they are required to report certain transactions on a regular basis. The Trust, the Adviser, the Managers and the Distributor have developed procedures for administration of their respective Codes.

                                  PROXY VOTING

         The Trust has delegated proxy voting responsibilities to the Adviser, subject to the Board's general oversight. The Adviser has delegated proxy voting responsibilities to the Manager for each Fund, or portion thereof for which the Manager serves as such. The Trust, the Adviser and each Manager have each adopted proxy voting policies and procedures, which are reproduced below in accordance with applicable regulations.

PROXY VOTING POLICIES AND PROCEDURES OF THE TRUST

I.       STATEMENT OF PRINCIPLE

The Trust seeks to assure that proxies received by the Trust are voted in the best interests of the Trust's stockholders and has accordingly adopted these procedures.

II.      DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUBADVISER POLICIES

The Trust delegates the authority to vote proxies related to portfolio securities to Pitcairn Investment Management, a separately identifiable division of Pitcairn Trust Company (the "Adviser"), as investment adviser to each series ("Fund") of the Trust. With respect to those Funds, or portions thereof, as to which the Adviser has retained a Subadviser to provide day-to-day portfolio management, the Adviser in turn delegates proxy voting authority to the relevant Subadviser. The Board of Trustees of the Trust has reviewed the proxy voting policies and procedures of the Adviser and Subadvisers that will be used by each of these respective entities when exercising voting authority on behalf of the Trust. These policies and procedures are attached hereto.

III.     PROXY COMMITTEE

The Board of Trustees of the Trust has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the Fund's consent to vote in matters where the Adviser or Subadviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the Adviser's and each Subadviser's proxy voting policies and procedures in lieu of review of the policies and procedures by the entire Board.

IV.      ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUBADVISERS

The Board of Trustees of the Trust or the Proxy Committee of the Trust will review on an annual basis the proxy voting policies of the Adviser and Subadvisers applicable to the Trust.

V.       RECORDKEEPING

The Fund's Compliance Officer will be responsible for establishing procedures designed to ensure that the Fund maintains adequate records for the preparation and filing of Form N-PX.

VI.      VOTING OF SHARES OF CERTAIN ISHARES FUNDS

Pursuant to that certain Participation Agreement between the Trust and iShares, Inc. and the iShares Trust, a Fund which owns more than 5% of the outstanding voting shares of an iShares Fund (10% with respect to certain other iShares Funds) has agreed to vote its shares in the same proportion as the vote of all other holders of such iShares Fund.

Adopted effective July 28, 2003; amended October 30, 2003.


PROXY VOTING POLICIES AND PROCEDURES OF THE ADVISER


I.  Introduction

PIM serves as investment adviser to the Pitcairn Funds pursuant to the Investment Advisory Agreement dated as of August 4, 2000 between the Pitcairn Funds and PIM (the "Advisory Agreement"). The Advisory Agreement provides that PIM will manage the investment operations and composition of assets of each fund, and have supervisory responsibility for funds whose assets are managed by sub-advisers. PIM votes proxies for securities held in funds for which it directly manages the assets, and PIM has delegated to each sub-adviser the power to vote proxies with respect to fund assets managed by the sub-adviser, in the best interest of such fund.

Pursuant to recent rules adopted by the SEC, fund advisers who exercise proxy voting authority must (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure that proxies are voted in the best interests of the fund and its shareholders, (ii) disclose to fund shareholders certain information about those policies and procedures, (iii) maintain certain records relating to proxy voting, and (iv) assist the fund in making its voting record publicly available and available to fund shareholders upon request.


II.  Summary of Policies and Procedures

         A.  Duty to the Funds and the Shareholders; Delegation to Subadvisers


PIM's policy is to vote fund portfolio securities for which it has discretionary voting authority solely in the best economic interest of the fund and its shareholders, without regard to its own interests or those of PTC or its affiliates. When PIM has retained a subadviser to manage assets of a Fund, PIM delegates to the subadviser the authority to vote securities held in the portfolio managed by the subadviser, according to the subadviser's proxy voting policies and procedures as approved by the Funds' Board of Trustees.

         B.  Administration

In response to these SEC rules, PIM established the Investment Management Committee (the "IMC"), consisting of designated portfolio managers and research analysts of PIM and PIM's Chief Investment Officer ("CIO"), to carry out the provisions of the rules as they relate to PIM as a registered investment adviser, and its client, the Pitcairn Funds. The IMC may act by a majority vote of members present, or the CIO may act for the IMC.

         C.  Retention of ISS

PTC, on behalf of PIM, has engaged ISS, an independent third party proxy voting service, to assist PIM in fulfilling its duties. It is PIM's policy that proxies generally will be cast in accordance with the guidelines and recommendations of ISS, whose research PIM believes to be detailed, substantial and impartial. PIM believes that voting in this manner will avoid material conflicts of interest, since votes will be cast without consideration of any PIM or PTC client relationship issues. PIM has adopted procedures, set forth below, for the review of ISS's research and recommendations, and the processing and voting of proxies for those situations where the IMC has determined that it is in the best interests of the Fund and its shareholders to override a recommendation made by ISS.

         D.  Information Barriers

It is the policy of PIM that persons employed by PIM, PTC, or their affiliates who are not identified in these procedures as playing a role with respect to voting Fund securities are prohibited from communicating with any IMC member with regard to the voting of such securities. If such a person makes such a prohibited communication, the IMC member contacted will immediately report the communication to the General Counsel (or Compliance Officer) of PTC who will determine whether PIM should treat the proxy in question as one involving a material conflict of interest to be referred to the Proxy Committee of the Board of Pitcairn Funds, and whether the IMC member who was contacted should recuse himself/herself from all further matters regarding the proxy (recusal would be

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the case in every instance where the communication would reasonably be interpreted as for the purpose of influencing PIM's vote).

         E.  Resolutions of Conflicts of Interest


As indicated above (C. Retention of ISS), voting in accordance with the recommendation of an independent third party will eliminate the possibility that the vote will be influenced by interests of PIM.

Where the IMC decides that the ISS recommendation is not in the best interests of the Funds, and thus to vote otherwise than in accordance with the ISS recommendation, the IMC will review the proxy vote in question to determine whether PIM, PTC or PTC's affiliates have a material conflict of interest with the Funds with respect to the vote. Such a conflict may exist where a proponent or known supporter of the proposal (or other third party with a material interest in the outcome) is a business client of PIM or PTC, and will be presumed to exist where such a business client accounts for, or is expected to account for, 1% or more of PTC's gross revenues for a 12 month period. A material conflict may also exist where a member of the IMC has a business or personal relationship with a person or entity involved in the vote in question, or where another officer of PIM or PTC has such a relationship that is known to the IMC. If the IMC determines that there is a material conflict of interest with respect to the proxy vote in question, the IMC will submit the proposed vote to the Proxy Committee of the Board of the Pitcairn Funds for the consent of the Proxy Committee. The proposal will include (a) a description of the vote in question, (b) the IMC's reasons for believing that the ISS recommendation is not in the best interests of the Funds, and support for IMC's recommendation; and (c) a full description of the conflict of interest.


III. Roles of Personnel of PIM

         A.  The Manager, Investment Administration (the "Manager")

The Manager has primary responsibility for monitoring corporate actions and meeting dates and ensuring that determinations are made on a timely basis to vote proxies for securities held in those funds managed by PIM (as opposed to a sub-adviser), and that such votes are submitted in a timely manner. The Manager's duties include the following:

o Monitoring meeting dates of companies whose stock is held in a fund, reviewing matters to be voted on, and performing a preliminary review of the pre-determined guidelines and recommendations of the third party proxy service;
o Identifying those non-routine matters where the Investment Management Committee or CIO of PIM has indicated that PIM may wish to conduct additional review to determine whether the recommendation set forth in ISS's guidelines is in the best interest of the Funds, and notifying the IMC and CIO accordingly;

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o        Serving as the liaison between PIM and its third-party service providers, including the custodian for the funds and ISS, which will cast proxy votes and maintain records necessary to satisfy SEC reporting requirements;
o Coordinating with the custodian/securities lending agent the termination of securities on loan in order that proxies can be voted in accordance with the securities lending procedures of the Pitcairn Funds;
o Coordinating efforts with the sub-advisers and third party service providers to enable the Pitcairn Funds to complete and file SEC Form N-PX in a timely manner;
o        Maintaining records for each voting proposal as required by law
         (or verifying that ISS has maintained such records).

         B.  The Investment Management Committee (the "IMC")

The IMC is responsible for the following:
o Determining that a particular issuer or non-routine proposal warrants special scrutiny, reviewing such matters, and, in such cases, determining whether the ISS recommendation is in the best interests of the Funds;
o        Identifying material conflicts of interest in accordance with Section
         II.E.;
o Referring the proxy voting of a matter involving such a material conflict to the Proxy Committee of the Board of the Pitcairn Funds and preparing the submission described in Section II.E.; and
o        Maintaining appropriate documentation.

         C. The Proxy Committee of the Board of the Pitcairn Funds ("Proxy Committee")


The Proxy Committee is responsible for evaluating the material conflicts of interest presented to it by the CIO and either consenting to the recommendation made by the CIO, or directing the CIO how to cast the vote on the particular matter (which may include a determination to vote in accordance with the recommendation of ISS).


IV.      Disclosure of Voting Records of PIM

PIM will furnish to each of its advisory clients (currently the Pitcairn Funds) a copy of its proxy voting policy and procedures, and the proxy voting history for the client account after the votes have been recorded. Requests may be made in writing to:

         Pitcairn Investment Management
         Attn.: Manager, Investment Administration
         One Pitcairn Place, Suite 3000
         Jenkintown, PA 19046

Or via email request to ml6018@pitcairn.com, or by calling (215) 881-6018.

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V.       Recordkeeping

         A.  Records Generally Maintained


In accordance with Rule 204-2(c)(2) under the Advisers Act, PIM shall maintain the following records:

         1. PIM's Proxy Voting Policy; and

         2. Records of Fund client requests for PIM proxy voting information.

         B.  Records for PIM Exercise of Proxy Voting Authority

In accordance with Rule 204-2(c)(2) under the Advisers Act PIM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

         1. Proxy statements received regarding matters it has voted on behalf of Fund clients;

         2. Records of votes cast by PIM; and

         3. Copies of any documents created by PIM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If PIM utilizes the services of a third party for maintaining the records above specified, PIM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

         C.  Records Pertaining to Sub-Adviser Proxy Policies

         PIM will cause each sub-adviser and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain a copy of each subadviser's proxy voting policy, as amended from time to time.

         D.  Time Periods for Record Retention

         All books and records required to maintain under this Section V. will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of PIM.



PROXY VOTING POLICIES AND PROCEDURES OF OECHSLE INTERNATIONAL ADVISORS, LLC

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                                  INTRODUCTION

On January 31, 2003, the Securities and Exchange Commission adopted rules and rule amendments under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 that address an adviser's fiduciary obligation to clients who have given the adviser authority to vote their proxies.

Oechsle International Advisors, LLC ("Oechsle") has adopted and implemented Proxy Voting Policies and Procedures ("Policies and Procedures") that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with Oechsle's fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 and SEC Rule 38 a-1 under the Investment Company Act of 1940. In addition, these Polices and Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2 (July 29, 1994). Finally, the Policies and Procedures address the standards that apply to the voting of proxies, how to obtain a copy of these Policies and Procedures and how a client may obtain information regarding the votes cast on the client's behalf.

                                GENERAL STATEMENT

Oechsle considers client proxies to be a significant corporate asset and regards proxy voting as an important fiduciary function. Proxy voting is informed by Oechsle's responsibility to exercise the duty of loyalty and care and uphold the best interests of shareholders. Oechsle votes proxies in what Oechsle believes to be the best interests of clients given the relevant facts and circumstances and Oechsle's good faith determination. Oechsle's authority to vote client proxies usually is established under the investment management agreement executed by the client. In an instance where the authority is not explicitly granted, Oechsle seeks clarification from the client regarding authority to vote.

The proxies voted by Oechsle emanate from issuers who are typically based overseas. In the international arena, differences in the level of disclosure (i.e., limited or less timely information) and in the regulatory framework of each country give rise to significant variations in corporate governance structures and the types of proposals featured on the shareholder meeting agendas. Due to the diversity and complexity associated with international proxy voting, Oechsle is supported in its efforts by an independent third party proxy service that maintains extensive, predetermined proxy voting guidelines and provides: research and analysis, recommendations on the manner in which to vote issues, administration and record keeping services. Under certain circumstances, Oechsle may deviate from the predetermined proxy voting guidelines and / or recommendations and may supplement research and analysis with its own. Generally, Oechsle adheres to the predetermined guidelines and recommendations of the third party proxy service, based on the third party service's research and analysis, because its guidelines, recommendations and research are: independent, impartial, and based on an in-depth scrutiny of the company, the issue, or other salient factors of a proposal.

Oechsle's authority to vote client proxies usually is established under the investment management agreement executed by the client. In an instance where the authority is not explicitly granted, Oechsle seeks clarification from the client regarding authority to vote.

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Proxies voted by Oechsle emanate from issuers who are typically based overseas.
Proxy voting is governed by the regulations, rules or procedures of the local legal, political and economic system existing in each country and by regional practices. As a result, procedures and standards vary from country to country. These Policies and Procedures are designed to facilitate consistency, to the extent possible, and to mitigate conflicts of interest.

                                 CORE PRINCIPLES

     UPHOLDING THE CLIENT'S BEST INTEREST. Oechsle views the fundamental principle governing proxy voting as maximizing shareholder value and voting in the client's best interest.

     PREDETERMINED VOTING CASE-BY-CASE FLEXIBILITY. Oechsle's policies generally call for proxy issues to be cast in accordance with the guidelines and recommendations of its independent third party proxy service. The third party proxy service's guidelines generally call for voting in a predetermined manner although in a pre-determined way, depending upon the issue certain issues are subject to a case-by-case review and analysis by the third party proxy service. Oechsle will depart from the predetermined guidelines, approach and recommendations of its independent third party proxy service in limited instances and vote based on its best determinations at the time taking relevant circumstances into account (e.g., when mitigation of conflicts of interest necessitate such action or when the third party proxy service's recommendation is believed NOT to sufficiently uphold shareholder interests) However, certain issues are viewed on a case-by-case basis.

     CLIENT ORIENTED. INDIVIDUALIZATION Oechsle's procedures encompass the collective and individual needs of clients. In particular, Oechsle adheres to the proxy voting guidelines policies of clients who provide them to Oechsle or who issue directives indicating that they wish to have proxies voted in a particular manner.

     POTENTIAL CONFLICTS OF INTEREST. Oechsle prohibits inappropriate influence, direction or manipulation in the voting of proxies by any person or entity whether affiliated or unaffiliated. Those assigned responsibility for proxy voting are to perform their duties and responsibilities objectively and impartially and in the best interests of shareholders without regard for any personal gain or benefit (including gain or benefit on the part of relatives, friends or any acquaintance) or gain or benefit to Oechsle or any person or entity associated with, related to or involved with Oechsle. The following are examples of such potential conflicts:

             o A principal or other employee of Oechsle serves in the capacity of a board member of an issuer that solicits proxies of securities in which client accounts are invested1.

             o A principal or other employee of Oechsle has inappropriate contact with proxy proposal proponents, corporate directors or candidates for directorship for purposes of influencing the voting of proxies.

--------
1 Under Oechsle's Code of Ethics (the "Code), "access" persons must obtain specific authorization to serve as members of a board of directors. All Oechsle employees are "access" persons. For purposes of these Policies and Procedures, board membership is monitored by means of reporting required under the Code.

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             o Oechsle votes the proxies of an issuer that is a client or is being pursued as a client.

MITIGATION OF CONFLICT. Oechsle seeks to neutralize opportunities to influence or manipulate proxy voting by:

             o Voting in accordance with the predetermined guidelines policies contained in Part Two of these Policies and Procedures, entitled "Categories of Issues and Voting Guidelines," and the recommendations of Oechsle's independent third party proxy service or in accordance with the guidelines and directives of the client. In the instance of deviation from the predetermined guidelines and recommendations of Oechsle's third party proxy voting service, Oechsle requires documentation of the matter, certification of the rationale and authorization of the Chief Operating Officer, General Counsel or the Director of Compliance.

         o Insulating the proxy voting process from influence by permitting only designated personnel, whose roles and responsibilities are defined in these Policies and Procedures, to engage in the voting of proxies, supplement analysis or intervene in, the analysis and the determination of proxy votes to be cast and other tasks associated with proxy voting.

         o Requiring principals and other employees to disclose to the Chief Operating Officer, General Counsel or the Director of Compliance conflicts of interest in the form of any communication or other interaction intended to improperly influence proxy voting (e.g., an internal or external party offers a gift if a principal or employee exerts influence so that votes are cast for a reason other than the maximization of shareholder interests in exchange for a business opportunity or a gift), in particular on the part of an issuer soliciting proxies of securities that are held in client accounts including: board members, corporate directors, candidates for directorships or other proxy proposal proponents.

         o Mandating that those who are delegated responsibility under these Policies and Procedures inform the Chief Investment Officer, General Counsel or the Director of Compliance of any instance or effort to influence or manipulate the voting of proxies (excluding the receipt of written proxy solicitation materials or routine inquiries from proxy solicitation firms).

     LIMITATIONS:  Oechsle assumes no responsibility for proxy voting when:

          o The client has entered into a securities lending program and shares have been loaned and are not available for purposes of voting.

          o The securities have been sold short as permitted under the guidelines of a client account.

          o The costs of voting are unjustifiably high. With respect to ERISA accounts the Department of Labor has clarified that fiduciaries must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision whether voting a given proxy proposal is prudent and solely in the interests of the plan's participants and beneficiaries. The fiduciary's decision is to take into account the effect that the plan's vote, either by itself or together with other votes, is expected to have on the value of the plan's investment and

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               whether this expected effect would outweigh the cost of voting.
               Similarly, the SEC acknowledged this principle when adopting Rule 206(4)-6 under the Investment Advisers Act of 1940.

              With regard to all accounts, it is Oechsle's general policy that in instances where voting requires attendance at a shareholder meeting in a foreign country or other requirement that Oechsle deems to be disproportionate to the benefits to shareholders that accrue from voting, shares will not be voted.

          o When voting the proxy has no material effect on a shareholder's economic interest or the value of the shares the account holds are indeterminable or insignificant, limited responsibility or abstention may apply.

          o Proxies are not provided expeditiously by the issuer or the issuer's agent to Oechsle's third party proxy service.

          o Share blocking restrictions prevent the voting of proxies. Some issuers prohibit the sale of proxies between the date voted and the date of the shareholder annual general meeting. In the instance of an issuer that imposes share blocking restrictions, Oechsle reserves the right not to vote proxies if it deems the client's interests to be better served by not voting in order to preserve the flexibility to sell the shares during the "blocked" period.

     CLIENT DIRECTION. Oechsle is responsive to client proxy voting policies and directives and defers to those policies and directives when provided. This may result in inconsistent votes for different client accounts.

     BASIS FOR FORMULATION - Oechsle's determinations regarding the voting of proxies are based on the predetermined guidelines, research and analysis provided by its independent third party proxy service (which Oechsle may supplement with its own research and analysis or information provided by other sources). Oechsle has selected its third party proxy voting service provider because the third party proxy service provider has formulated global guidelines/policies and procedures that are based on the maximization of shareholder interests and specific guidelines/policies and procedures applicable to specific countries based on the economic, social and political circumstances of each country. The third party proxy service provides recommendations regarding votes to which Oechsle typically conforms because they result from an independent, impartial process that is based on in-depth scrutiny of the issue and its salient factors.

     Deviation from the predetermined polices and recommendations may occur to mitigate conflicts of interest or to cast a vote that is revised to better uphold shareholder interests when it is believed that adhering to the predetermined guidelines and / or recommendations is not as supportive of shareholder interests in part or whole.

     SHAREHOLDER ACTIVISM. Although Oechsle may engage in dialogue with management regarding pending voting issues, Oechsle does not typically engage in any form of shareholder activism with regard to pending proxy issues.

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OVERSIGHT. Oechsle's Executive Committee has ultimate responsibility for the firm's proxy voting program. Oechsle's Executive Committee has delegated responsibility internally for:

         o  Execution of the proxy voting process and program.

         o  Monitoring the status of operations.

         o Resolving issues and concerns that arise in the course of operations.

         o Informing the Executive Committee as necessary of issues and the overall status of the proxy voting process and program.

         o  Review and assessment of these Policies and Procedures.

AVAILABILITY OF POLICIES AND PROCEDURES. Clients may obtain Oechsle's Policies and Procedures from Oechsle's Proxy Coordinator. Typically, requests will be fulfilled within 15 days of receipt of the request and may be placed by:

           WRITING to the Proxy Coordinator and requesting a copy of Oechsle's Proxy Policies and Procedures at:

                  Oechsle International Advisors, LLC

                  Att:  Proxy Coordinator

                  One International Place, 23rd Floor

                  Boston, MA 02110

           EMAILING the Proxy Coordinator at ProxyRequest@oechsle.com and requesting the Proxy Policies and Procedures.

           CALLING the Proxy Coordinator at 617-330-8810 and requesting the Proxy Policies and Procedures.

AVAILABILITY AND DISCLOSURE OF VOTES. Oechsle will arrange for the release of voting information in written form through its third party proxy voting service typically within 15 days of receipt of the request for information as follows:

               Clients. Upon written request to the Proxy Coordinator (at the address above) by a party known to be authorized by the client, Oechsle will provide information regarding proxies voted on behalf of that client only to the requesting party. Information regarding the voting of shares on behalf of other clients will not be provided by Oechsle.

                           The information to be supplied is:
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         o  The name of the issuer of the security.

         o  The exchange ticker symbol of the portfolio security.

         o  The shareholder meeting date.

         o  A brief identification of the matter voted on.

         o Whether the matter was proposed by an issuer or by a security holder.

         o  Whether a vote was cast.

         o  How the vote was cast, i.e., for, against or abstain.

         o  Whether the vote was for or against management.

               Third Parties. Typically, Oechsle will not release information with regard to the voting of proxies to third parties. Only in the instance of written authorization by the client empowering Oechsle to provide the information to a third party will Oechsle release information pertaining to the votes cast, which will be limited to information pertaining to the votes cast on behalf of that specific client.

RESPONSIBILITY AND OVERSIGHT

         DESIGNATED RESPONSIBILITY: Oechsle's Executive Committee has adopted these Policies and Procedures to conform with SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and the requirements of SEC Rule 38a-1 of the Investment Company Act of 1940 in its role as sub-advisor to registered investment companies. It is the determination of the Executive Committee that:

     o The PROXY COORDINATOR is to administer and manage the proxy voting process and program.

     o The PROXY CONSULTANT is the member of the Investment Team assigned to an issuer of securities who is to provide guidance and direction to the Proxy Coordinator in the review of substantive issues relating to the issuer. Proxy Consultants are to intervene and recommend a vote that deviates from the predetermined proxy guidelines and / or recommendations when they conclude that the predetermined guidelines and / or recommendations do not support shareholder interests.

     o COMPLIANCE is to review these Policies and Procedures periodically for adequacy and sufficiency.

     o The TRADING AND BROKERAGE ALLOCATION COMMITTEE is to monitor the status of the proxy voting process and program.

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     o   The CHIEF OPERATING OFFICER, GENERAL COUNSEL AND / OR DIRECTOR OF
         COMPLIANCE, in conjunction with the Proxy Coordinator, are to address and resolve issues and concerns on an ongoing basis, and authorize or deny deviations from predetermined guidelines and / or recommendations and report to the EXECUTIVE COMMITTEE as necessary.

         SPECIFIC DUTIES AND RESPONSIBILITIES.

     THE PROXY COORDINATOR. The Proxy Coordinator is instrumental to the conduct of the proxy voting process and program. He is to:

     o Manage the relationship with the independent third party proxy service provider.

     o Administer the process by performing certain functions, including but not limited to:

         [] Establish accounts for clients who have authorized the voting of proxies through the third party proxy voting service.

         [] Obtain proxy solicitation materials made generally available to the issuer's security holders regarding the shareholder annual meeting, voting dates and votes to be cast.

         [] Obtain information about the research and analysis and the voting recommendation from the third party proxy service; review the material and:

           o Determine if a conflict of interest appears to exist2. Perceived conflicts of interest in the casting of votes are to be reviewed with the Chief Operating Officer, General Counsel or the Director of Compliance.

           o Verify that the recommended vote conforms to the client's proxy guidelines or directives if applicable.

           o If requested by the Proxy Consultant, deviate from the predetermined guidelines and / or recommendation of Oechsle's third party proxy service and revise the vote as instructed by the Proxy Consultant. This necessitates the completion of a Proxy Vote Deviation Form which is to: contain the rationale for the deviation; be certified by the Proxy Consultant; authorized by the Chief Operating Officer, General Counsel or the Director of Compliance; and be accompanied by supplemental research, if any.

--------------------------------
2 The Proxy Coordinator will be apprised by the Director of Compliance of potential conflicts of interest that are observed, reported or otherwise known to the Chief Operating Officer, General Counsel or the Director of Compliance.

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           o  Instruct the third party proxy service of the vote to be cast.

           o  Ensure records are properly maintained.

           o Report annually to the Trading and Brokerage Allocation Committee on matters including but not limited to regarding: the status of proxy voting operations, the performance of the third party proxy service provider, conflicts of interest and their resolution, deviations from the predetermined proxy guidelines and recommendations the substantive issues encountered and their resolution, requests received for these Policies and Procedures and requests received for votes (other than routine proxy solicitations).

           o Inform the Chief Operating Officer, General Counsel or the Director of Compliance of issues and concerns as necessary and assist in the resolution of issues.

           o Complete the Proxy Vote Deviation Form as necessary, obtain signatures and authorizations to revise votes and maintain copies of the Proxy Vote Deviation Form.

           o  Fulfill requests for these Policies and Procedures.

           o  Fulfill and maintain records of client requests for proxy votes.

           PROXY CONSULTANT. The Proxy Consultant is the member of the Investment Team assigned to research and analyze a specific issuer. The duties of the Proxy Consultant are to:

         [] Maintain an informed position with regard to the issuer's proxy issues deemed relevant and advise and guide the Proxy Coordinator on substantive proxy issues as necessary.

         [] Initiate and inform the Proxy Coordinator of revisions to votes and deviations to be made varying from the predetermined guidelines and/or recommendations. The Proxy Consultant shall certify the rationale regarding the deviation on the Proxy Vote Deviation Form and provide supplemental research associated with the deviation, if any.

         [] Affirm or revise the recommendations of the Proxy Coordinator to vote for, against or abstain with regard to a voting issue.

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               COMPLIANCE. Compliance is to review procedures periodically to ensure that the scope and operations of the proxy voting process and program meet the applicable regulatory requirements and are appropriate and sufficient. The DIRECTOR OF COMPLIANCE assists in the resolution of issues involving conflicts of interest. The Director of Compliance will inform the Proxy Coordinator of potential conflicts of interest that are observed, reported or otherwise known to the Chief Operating Officer, General Counsel or the Director of Compliance.

               TRADING AND BROKERAGE ALLOCATION COMMITTEE. The Trading and Brokerage Allocation Committee ("TBAC") is to monitor the proxy voting process and program by means of the annual report presented by the Proxy Coordinator. The TBAC is to evaluate the operations of the program and provide recommendations to the Proxy Coordinator, the Chief Operating Officer, the General Counsel, the Director of Compliance or the Executive Committee as necessary.

               THE CHIEF OPERATING OFFICER, GENERAL COUNSEL AND DIRECTOR OF COMPLIANCE. The Chief Operating Officer, General Counsel and Director of Compliance are to: authorize or deny deviations from the predetermined policies and recommendations as necessary and apprise one another of and address conflicts of interest, other issues and concerns as they are observed, reported by the Proxy Coordinator, reported by internal or external parties or otherwise known. They are to inform the Executive Committee of issues as necessary.



II. PROCEDURES

               PROCESS FOR THE VOTING OF PROXIES.

               AUTHORIZATION TO VOTE: As new and revised client investment management agreements are received, Legal / Compliance is to review to determine if the client has authorized Oechsle to vote proxies and notify the Proxy Coordinator. If the matter is unclear, Legal / Compliance shall pursue clarification from the client.

               INTERACTION WITH THIRD PARTY VOTING SERVICE: The Proxy Coordinator is to notify the third party proxy voting service and establish an account for each client who has authorized proxy voting. Similarly, the Proxy Coordinator shall notify the client's custodian that proxies are to be supplied to the third party proxy service.

               Weekly, the Proxy Coordinator shall transmit information about the holdings of each account to the third party proxy voting service to update its records regarding the positions held in client accounts for which proxy voting is authorized. The third party proxy voting service reconciles ballots and contacts custodians for missing proxies.

               REVIEW: The Proxy Coordinator shall obtain information from the third party proxy service about the annual meeting date, the votes to be cast, the analysis of the issue and the recommendations of the independent third party proxy service. The

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               Proxy Coordinator shall review for proxy issues must be reviewed for conflicts of interest and the Proxy Coordinator notify the Chief Operating Officer, General Counsel or the Director of Compliance regarding any perceived conflicts of interest and participate as needed in resolution of the issue.

               If informed by the Proxy Consultant of the need to depart from the predetermined guidelines and/or recommendations, the Proxy Coordinator shall initiate the process, document the deviation on the Proxy Vote Deviation Form and obtain all required certifications, authorizations and supplemental research from the Proxy Consultant, if any. (Note: Oechsle mitigates conflicts of interest through application of predetermined Policies and Procedures, conforming with client guidelines and directives or otherwise conforming with the recommendations of the independent third party proxy service.)

               VOTE: The Proxy Coordinator shall instruct the third party proxy service of the vote to be cast and advise the third party proxy service to cast the vote in a timely manner.

                 DOCUMENTATION / REPORTS: The Proxy Coordinator shall document the proxy voting deviation process, ensure completion of the Proxy Voting Deviation Form, obtain certifications and authorizations as necessary and accompany with supplemental research, if any.

                The Proxy Coordinator shall retain a copy of the annual report to the TBAC

               RECORD KEEPING:  Oechsle shall maintain the following records:

         1. A copy of these Policies and Procedures;

         2. A record of each proxy statement received.

         3. A record of each vote cast.

         4. Records pertaining to the decision surrounding the casting of the vote. These include: the research, analysis and recommendation of the third party proxy service; when applicable, a completed Proxy Voting Deviation Form; and additional research (if any) provided by the Proxy Consultant.

         5. Each written client request for proxy voting records and the response to any client request for such records.

         The Proxy Coordinator, in conjunction with the independent third party proxy service, maintains items 2 through 5. Compliance maintains item 1.

         DURATION. Proxy voting books and records are maintained by Oechsle or on behalf of Oechsle by its third party proxy service for a period of five years.


PROXY VOTING POLICIES AND PROCEDURES OF BRANDYWINE ASSET MANAGEMENT, LLC

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         Brandywine Asset Management LLC ("Brandywine") has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents.

         In exercising its voting authority, Brandywine will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.


         Brandywine's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Brandywine's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Brandywine deems appropriate).

Voting Authority

o Brandywine shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority expressly have been delegated to others or reserved to the trustee or other named fiduciary of a client account.

o Brandywine's Compliance Department ("Compliance Department") is responsible for overseeing the proxy voting process. The gathering a voting of proxies is coordinated through the Administrative Department. Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

o With respect to shares over which Brandywine has voting authority, Brandywine will not decline to vote proxies except in extraordinary circumstances. Nor will Brandywine accept direction from others with regard to the voting of proxies, although Brandywine will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue.

o Brandywine may vote proxies related to the same security differently for each client.

o Brandywine seeks to identify any material conflicts which may arise between the interests of Brandywine and its clients. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by voting in accordance with the recommendation of Institutional Shareholder Services (ISS), an independent third party.

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Voting Guidelines

o Proxies will not be voted without an analysis of the underlying issues involved.

o Brandywine's proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts' ultimate owners/beneficiaries.

o Any item on a proxy which would tend to inhibit the realization of maximum value shall receive a negative vote from Brandywine. Examples of such items would be staggered terms for directors, restrictions against cumulative voting, establishment of different classes of stock, or any activity which could be viewed as "poison pill" maneuvers.

o On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for overseeing that company, consistent with the policy of maximizing value.

Voting Records & Client Notification

o A complete record and file of all votes cast, and where appropriate the reason therefor, shall be maintained by Brandywine.

o Clients may obtain information with regard to the manner in which their proxies were voted, as well as the more detailed policies and procedures upon which this summary is based by contacting Brandywine at Brandywine Asset Management, LLC, Three Christina Centre, 201 N. Walnut Street, Suite 1200, Wilmington, Delaware 19801, attention: Proxy Administrator.

o In addition, a description of these Policies and Procedures shall be provided to new clients prior to the inception of their account, simultaneous with the provision of Brandywine's Disclosure Brochure whenever possible.

Proxy Procedures


Administration Of Proxies

o At the inception of a new account over which Brandywine has domestic proxy voting authority:
   o New client information is entered onto the appropriate "Proxy System" (ProxyEdge (ADP) for domestic securities and ISS for global securities).
   o  Custodians are notified that proxies should be forwarded to Brandywine.
o Those proxies that arrive in the Mail Room are sorted and forwarded to a Proxy Administrator.
o Proxies are placed in date order into pending vote proxy files by a Proxy Administrator.
o  Proxies are cross-referenced against the Alert List.

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o  Proxies are then distributed to either the appropriate investment team, or, in those instances where a proxy matches an Alert List entry, to the Legal & Compliance Department.
o In the event that no material conflict exists, the following procedures apply:
o The individual with voting authority's initials are entered onto the Proxy System's tickler file in the analyst block. 3
o Ballots are voted by a Portfolio Manager or Analyst with voting authority and are returned to a Proxy Administrator for processing on the Proxy System.
o If a material conflict exists, a Proxy Administrator will obtain a copy of the Institutional Shareholder Services recommendation which will be attached to the ballot.
o The individual with voting authority will then complete the Proxy System ballot in accordance with the attached recommendation.
o A Proxy Administrator will verify that the ballot was in fact voted in accordance with the ISS recommendation before entering it onto the Proxy System.
o The proxy booklets and Proxy System ballots are subjected to an approval process by a Proxy Administrator 1.
o During the approval process, ballot shares are matched against holdings shares 1.
o Discrepancies are researched through Brandywine's internal data warehouse and custodian banks are contacted where necessary to reconcile share amounts.
o Brandywine personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
o Any pending unvoted meetings are reviewed and monitored on a daily basis by Proxy Administrators.
o  All voting records are maintained within the Proxy Systems.
o Proxy booklets and all additional information (including copies of any documents created by Brandywine that were material to making a decision how to vote proxies) are filed.


Administration Of Client Requests

o All client requests for proxy information (both written and oral), including but not limited to voting records and requests for detailed Policies and Procedures, are referred to a Proxy Administrator.
o All requests are entered onto a Proxy Request Log maintained by a Proxy Administrator. Information on the log includes the date of the request, the content of the request and the date of the response by Brandywine.
o The Proxy Administrator works in conjunction with the Client Service Department to respond to all requests in writing.
o Copies of all written requests and responses thereto, including voting record reports, are maintained in a separate Proxy Request file.

-------------------------------
3 This step applies only to the ADP system for domestic proxies.

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Identifying Potential Conflicts

         Personal Conflicts
o Each person responsible for the voting of any proxies must certify in writing at the beginning of each proxy season that he or she will notify the Legal and Compliance Department of:
         1. any potential personal conflict with regard to a specific proxy; and
         2. any potential conflict of which they become aware relating to another employee with voting authority.
o Potential conflicts should be interpreted broadly in order to capture instances where a conflict of interest could be PERCEIVED to exist by a third party. A reasonableness standard should be applied as opposed to a subjective determination that the individual is not in fact conflicted.
o The following are examples of potential personal conflicts which are extracted from the SEC's Final Rule 4:
     o The adviser may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative that serves as a director or executive of a company.
     o Any Board positions on a publicly traded company held by Brandywine employees with voting authority (as evidenced by their most recent Code of Ethics Certification) will be examined on a case-by-case basis as proxy votes arise in that security.
     o A list of potentially conflicted securities ("Alert List") will be provided to the Proxy Administrators, who will cross-reference proxy votes as they arise.
     o Any proxies matching securities on the Alert List will be referred to the Legal and Compliance Department for an assessment of the materiality of the conflict.

         Professional Conflicts
o In order to identify instances where a professional association could be perceived as a conflict of interest between Brandywine and a client for purposes of proxy voting, the following procedures will be followed:
o The names of all clients who are directly connected to a publicly traded security through a significant ownership interest will be added to the Alert List.
o The Alert List will be cross-referenced by the Proxy Administrators against proxies on a day-to-day basis.
o Any proxies matching securities on the Alert List will be referred to the Legal and Compliance Department for an assessment of the materiality of the conflict.

Assessing The Materiality Of A Potential Conflict

Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote.
o As a preliminary objective test, any potentially conflicted proxy related to securities in which Brandywine held at least 3.5% of the outstanding shares on the record date will be deemed to be materially conflicted.

-------------------
4 17 CFR Part 275 [Release No. IA-2106; File No. S7-38-02], RIN 3235-AI65

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o    With regard to potentially conflicted proxies where Brandywine held less than 3.5% of the outstanding shares on the record date, a subjective analysis will be performed to determine whether a material conflict exists. The following factors will be examined in reaching this determination:
     o  the number of shares over which Brandywine has actual voting authority,
     o  the relevance of the proxy issues to the potential conflict
o Once a potential conflict is referred to the Legal and Compliance Department for review, a report showing all Brandywine holdings as of the record date of the proxy will be run out of the major portfolio accounting systems. The outstanding shares as of the record date will be used to compute the relevant ownership percentage.
o If the report shows holdings of 3.5% or greater, the conflict is deemed material and the proxy must be voted in accordance with the recommendation of ISS as outlined under the Policies section above.
o If the security at issue shows less than 3.5% ownership, a form will be completed by the Legal & Compliance Department evidencing its review of the relevant factors and setting out it's determination of materiality.
o Under extraordinary circumstances, a Portfolio Manager may appeal either the determination of materiality or request an exception to the policy of resolving the conflict by utilizing the ISS recommendation (e.g. where harm to a client could result).


PROXY VOTING POLICIES AND PROCEDURES OF THE BOSTON COMPANY ASSET MANAGEMENT, LLC


SUMMARY OF MELLON FINANCIAL CORPORATION PROXY VOTING POLICY AND PROCEDURES, AS APPLICABLE TO THE BOSTON COMPANY ASSET MANAGEMENT, LLC AS A SUBSIDIARY.

Adviser, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Adviser generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with

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any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

POLICIES AND PROCEDURES OF MELLON FINANCIAL CORPORATION, AS APPLICABLE TO THE BOSTON COMPANY ASSET MANAGEMENT, LLC, AS A SUBSIDIARY OF MELLON.

1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

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5.  ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third

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    party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.


PROXY VOTING POLICIES AND PROCEDURES OF SANDS CAPITAL MANAGEMENT, INC.

         Sands Capital Management, Inc. (the "Adviser") has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures are designed to ensure that the Adviser is administering proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under the Advisers Act, the Employee Retirement Income Security Act of 1974 ("ERISA"), and other applicable laws and regulations.

         1.       GENERAL STATEMENT OF POLICY

         The Adviser considers the proxy vote to be an asset of the client portfolio holding the security to which the proxy relates and for which the Adviser has voting authority. The Adviser's authority to vote proxies is established by the investment management agreement with the client.

         The Adviser seeks to discharge its fiduciary duty to clients for whom it has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of its clients. The Adviser evaluates all proxy proposals on an individual basis. Subject to its contractual obligations, there may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client.

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         The Adviser typically is neither an activist in corporate governance nor an automatic supporter of management on all proxy proposals.

         2.       PROXY COMMITTEE; PROXY VOTING GUIDELINES

         The Adviser has established a Proxy Committee. The members of the Proxy Committee are appointed by the Board of Directors of the Adviser from time to time and are listed on Schedule A. The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

         The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser's clients, including developing, authorizing, implementing and updating the Adviser's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser's proxy voting activity at least annually and as necessary to fulfill its responsibilities. The Proxy Committee reports to the Adviser's Board of Directors at least annually regarding the administration of these policies and procedures and any changes deemed appropriate.

         The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Exhibit 1. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

         3.       PROXY VOTING PROCEDURE

         The Adviser establishes with respect to each client account whether the client retains the power to vote proxies or has delegated the responsibility for proxy voting to the Adviser. In every case where a client has delegated responsibility for voting proxies to the Adviser, the Adviser tracks the occurrence of shareholder meetings, and obtains and evaluates the proxy information provided by the companies whose shares are being voted.

         Prior to a proxy voting deadline, the appropriate analyst of the Adviser will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. An analyst may determine that the cost of voting a proxy exceeds the expected benefit to the client. For example, calling back securities that have been loaned in order to exercise voting rights could cause a client to forego

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income that otherwise would have been earned had the Adviser not sought to exercise voting rights with respect to those securities.

         The Adviser is responsible for submitting, or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner.

         4.       CONFLICTS OF INTEREST

         The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

         Whenever an analyst determines that it is in a client's best interest to vote on a particular proposal in a manner other than in accordance with the Guidelines (or the Guidelines do not address how to vote on the proposal), the analyst shall present the matter to the Proxy Committee, which shall be responsible for evaluating information relating to conflicts of interest in connection with voting the client proxy.

                  A.       Identifying Conflicts of Interest

         For purposes of identifying conflicts under these procedures, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by the Adviser's employees, and other information actually known by a member of the Proxy Committee.

         The Proxy Voting Committee may determine that the Adviser has a conflict of interest as a result of the following:

                  1. Significant Business Relationships - The Proxy Committee will consider whether the matter involves an issuer or proponent with which the Adviser has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a "significant business relationship" is one that might create an incentive for the Adviser to vote in favor of management.

                  2. Significant Personal or Family Relationships - The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of the Adviser who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how the Adviser votes the proxy. Employees of the Adviser who are involved in the proxy voting process (E.G., analysts, portfolio managers, Proxy Committee members, senior management, as applicable) are required to disclose to the Proxy Committee any significant

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         personal or family relationship they may have with the issuer, proponent or individual involved in the matter.

                  3. Contact with Proxy Committee Members - If an employee of the Adviser not involved in the proxy voting process contacts any Proxy Committee member for the purpose of influencing how a proxy is to be voted, the member will immediately contact the Adviser's [Compliance Officer] who will determine: (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the member of the Proxy Committee who was contacted should recuse himself or herself from all further matters regarding the proxy.

                  B.       Determining Whether a Conflict is Material

         In the event that the Proxy Committee determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

                  C.       Voting Proxies Involving a Material Conflict

         In the event that the Proxy Committee determines that the Adviser has a material conflict of interest with respect to a proxy proposal, the Adviser will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

         The Adviser may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.*

         The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the Adviser does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of the Proxy Committee.

-----------------------
* The existence of a material conflict of interest will not affect an analyst's determination that it is in the best interests of clients not to vote a proxy.

         5.       DISCLOSURE

         In accordance with the Advisers Act and ERISA, the Adviser reports to its clients regarding the manner in which their proxies are voted. It is the Adviser's general policy not to disclose to any issuer or third party how it has voted client proxies, except as otherwise required by law.

         6.       RECORD RETENTION

         The Adviser maintains the books and records required by Rule 204-2(c)(2) under the Advisers Act in the manner and for the periods required. For client portfolios subject to ERISA, the Adviser maintains the books and records required by the Department of Labor.


Attachments

          Schedule A  -  Members of the Proxy Committee

          Exhibit 1   -  Sands Capital Management, Inc. Proxy Voting Guidelines





                                   SCHEDULE A



                         Members of the Proxy Committee

                            Frank M. Sands, Sr., CFA
                            Frank M. Sands, Jr., CFA
                               William L. Johnson
                                Dana M. McNamara

                                    EXHIBIT 1



                         SANDS CAPITAL MANAGEMENT, INC.

                             PROXY VOTING GUIDELINES


         One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. THE BOARD OF DIRECTORS

A.    VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

   o Long-term corporate performance record relative to a market index;
   o Composition of board and key board committees;
   o Corporate governance provisions and takeover activity;
   o Board decisions regarding executive pay;
   o Director compensation;


B.    DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.


C.  VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

     o long-term financial performance of the target company relative to its industry;

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

     o management's track record;
     o background to the proxy contest;
     o qualifications of director nominees (both slates);
     o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
     o stock ownership positions.

D.       SIZE OF THE BOARD


     Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.


                                  II. AUDITORS

RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                       1.   III. PROXY CONTEST DEFENSES

2.       CUMULATIVE VOTING


We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.


                            IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

A.       POISON PILLS
         The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

         We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

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

B.       FAIR PRICE PROVISIONS
         Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

         We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

         We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.       GREENMAIL
     Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

     We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.       SUPERSTOCK
Another takeover defense is superstock, I.E., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.
     We will review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of "superstock".

E.       SUPERMAJORITY RULES
Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

1.       SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

              We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

              We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


2.     SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

              We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

              We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.



      F.  BOARD CLASSIFICATION
      High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

      We vote AGAINST proposals to classify the board.

      We vote FOR proposals to repeal classified boards and elect all directors annually.


                     IV. MISCELLANEOUS GOVERNANCE PROVISION


BUNDLED PROPOSALS
We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In he case of items that are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

                              V. CAPITAL STRUCTURE

A.  COMMON STOCK AUTHORIZATION
We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

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

B.  DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.


                     VI. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

                          VII. STATE OF INCORPORATION


A.  VOTING ON STATE TAKEOVER STATUTES

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS


Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.


                   VIII. MERGERS AND CORPORATE RESTRUCTURINGS


A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

B. CORPORATE RESTRUCTURING


Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C. SPIN-OFFS


Votes on spin-offs are considered on a CASE-BY-CASE basis.

D. CHANGING CORPORATE NAME

We generally vote FOR changing the corporate name.


                       IX. SOCIAL AND ENVIRONMENTAL ISSUES


Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

         o Ecological issues, including toxic hazards and pollution of the air and water;

         o Employment practices, such as the hiring of women and minority groups;

         o   Product quality and safety;

         o   Advertising practices;

         o Animal rights, including testing, experimentation and factory farming;

         o   Military and nuclear issues; and

         o International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.

         Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1(800) 214-6744, and on the Securities and Exchange Commission website at http://www.sec.gov.

                                   PERFORMANCE

         From time to time, each Fund may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in such Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

         Yield = 2[((a-b)/cd) + 1)6 - 1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

         The yield for the following Funds for the month ended October 31, 2003 was:

NAME OF FUND                    YIELD
------------                    -----
Diversified Value Fund          1.18%
Select Value Fund               0.73%
Small Cap Fund                     0%
Taxable Bond Fund               3.44%
Tax-Exempt Bond Fund            3.29%

         The tax equivalent yield for the Tax-Exempt Bond Fund was 5.48%, as of October 31, 2003 (assuming a tax rate of 39.6%).

         The average annual total return of a Fund refers to the average annual compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period.

         In particular, average annual total return (before taxes) will be calculated according to the following formula:

         P(1 + T)N = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period.

         Based on the foregoing, the average annual total returns (before taxes) for the Funds for the one, five, and ten year periods ended October 31, 2003 (or since inception) were as follows:

------------------------------------------------------ -------------------------------------------------------------
                                                                       Average Annual Total Return
                                                                              (before taxes)
------------------------------------------------------ -------------------------------------------------------------
                                                                                                          SINCE
FUND                                                      ONE YEAR     FIVE YEARS       TEN YEARS       INCEPTION
------------------------------------------------------ --------------- -------------- --------------- --------------
Diversified Value Fund (1).............................     22.43%           n/a            n/a            1.89%
------------------------------------------------------ --------------- -------------- --------------- --------------
Select Value Fund (2).................................      25.48%           n/a            n/a            2.06%
------------------------------------------------------ --------------- -------------- --------------- --------------
Diversified Growth Fund (3)...........................      19.32%           n/a            n/a           -18.04%
------------------------------------------------------ --------------- -------------- --------------- --------------
Select Growth Fund (4)...............................       27.44%           n/a            n/a           -14.09%
------------------------------------------------------ --------------- -------------- --------------- --------------
Small Cap Fund (5)..............................            39.65%           n/a            n/a           11.20%
------------------------------------------------------ --------------- -------------- --------------- --------------
Family Heritage(R)Fund (6)...........................       22.67%          3.81%          9.59%          10.05%
------------------------------------------------------ --------------- -------------- --------------- --------------
International Equity Fund (7)........................       24.40%         -2.14%          1.36%           2.62%
------------------------------------------------------ --------------- -------------- --------------- --------------
Taxable Bond Fund (8)...............................        7.44%           5.90%          6.12%           7.51%
------------------------------------------------------ --------------- -------------- --------------- --------------
Tax-Exempt Bond Fund (9).........................           4.96%           5.02%          5.23%           6.11%
------------------------------------------------------ --------------- -------------- --------------- --------------
------------------------
(1)  Commenced operations 8/04/2000.
--------------------------------------------------------------------------------------------------------------------
(2)  Commenced operations 8/11/2000.
--------------------------------------------------------------------------------------------------------------------
(3)  Commenced operations 8/04/2000.
--------------------------------------------------------------------------------------------------------------------
(4)  Commenced operations 8/11/2000.
--------------------------------------------------------------------------------------------------------------------
(5)  Commenced operations 8/25/2000; Investment strategy changed from small cap value to small cap core in August 2002

--------------------------------------------------------------------------------------------------------------------
(6)  Commenced operations 10/31/1989; Portfolio restructured as of 4/01/1996;
     Prior performance (with adjustment) as a Common Trust Fund is carried forward.
--------------------------------------------------------------------------------------------------------------------
(7)  Commenced operations 5/31/1993; Portfolio restructured as of 4/01/1999;
     Prior performance (with adjustment) as a Common Trust Fund is carried forward.
--------------------------------------------------------------------------------------------------------------------
(8)  Commenced operations 12/31/1988; Prior performance (with adjustment) as a
     Collective Trust Fund is carried forward.
--------------------------------------------------------------------------------------------------------------------
(9)  Commenced operations 8/31/1988; Portfolio restructured as of 1/01/1997;
     Prior performance (with adjustment) as a Common Trust Fund is carried forward.
--------------------------------------------------------------------------------------------------------------------


         The average annual total return (after taxes on distributions) will be calculated according to the following formula:

         P(1+T)n = ATVD, where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on fund distributions but not after taxes on redemption.

         Based on the foregoing, the average annual total returns (after taxes on distributions) for the Funds for the one, five, and ten-year periods ended October 31, 2003 (or since inception) were as follows:

------------------------------------------------------ -------------------------------------------------------------
                                                                       Average Annual Total Return
                                                                      (after taxes on distributions)
------------------------------------------------------ -------------------------------------------------------------
                                                                                                          SINCE
FUND                                                      ONE YEAR     FIVE YEARS       TEN YEARS       INCEPTION
------------------------------------------------------ --------------- -------------- --------------- --------------
Diversified Value Fund (1)...........................        21.80%           n/a            n/a             1.47%
------------------------------------------------------ --------------- -------------- --------------- --------------
Select Value Fund(2).................................        25.00%           n/a            n/a             1.72%
------------------------------------------------------ --------------- -------------- --------------- --------------
Diversified Growth Fund(1)............................       19.32%           n/a            n/a           -18.04%
------------------------------------------------------ --------------- -------------- --------------- --------------
Select Growth Fund(2)..................................      27.44%           n/a            n/a           -14.09%
------------------------------------------------------ --------------- -------------- --------------- --------------
Small Cap Fund(3)...............................             39.63%           n/a            n/a            10.97%
------------------------------------------------------ --------------- -------------- --------------- --------------
Family Heritage(R)Fund(1)..............................      22.67%           n/a            n/a            -4.72%
------------------------------------------------------ --------------- -------------- --------------- --------------
International Equity Fund(1)...........................      24.27%           n/a            n/a           -12.12%
------------------------------------------------------ --------------- -------------- --------------- --------------
Taxable Bond Fund(1)..................................       5.65%           n/a            n/a              5.79%
------------------------------------------------------ --------------- -------------- --------------- --------------
Tax-Exempt Bond Fund(2)............................          4.91%           n/a            n/a              6.82%
------------------------------------------------------ --------------- -------------- --------------- --------------
------------------------
(1)  Commenced operations 8/04/2000.
--------------------------------------------------------------------------------------------------------------------
(2)  Commenced operations 8/11/2000.
--------------------------------------------------------------------------------------------------------------------
(3)  Commenced operations 8/25/2000; investment strategy changed from small cap value to small cap core in August 2002
--------------------------------------------------------------------------------------------------------------------

         The average annual total return (after taxes on distributions and redemption) will be calculated according to the following formula:

         P(1+T)n = ATVDR, where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years; ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on fund distributions and redemption.

         Based on the foregoing, the average annual total returns (after taxes on distributions and redemptions) for the Funds for the one, five, and ten year periods ended October 31, 2003 (or since inception) were as follows:


------------------------------------------------------ -------------------------------------------------------------
                                                                     Average Annual Total Return
                                                              (after taxes on distributions and redemption)
------------------------------------------------------ -------------------------------------------------------------
                                                                                                          SINCE
FUND                                                      ONE YEAR     FIVE YEARS       TEN YEARS       INCEPTION
------------------------------------------------------ --------------- -------------- --------------- --------------
Diversified Value Fund (1)...........................        14.51%           n/a            n/a             1.30%
------------------------------------------------------ --------------- -------------- --------------- --------------
Select Value Fund(2)..................................       16.50%           n/a            n/a             1.48%
------------------------------------------------------ --------------- -------------- --------------- --------------
Diversified Growth Fund(1)............................       12.56%           n/a            n/a           -13.72%
------------------------------------------------------ --------------- -------------- --------------- --------------
Select Growth Fund(2)................................        17.84%           n/a            n/a           -10.86%
------------------------------------------------------ --------------- -------------- --------------- --------------
Small Cap Fund(3)...............................             25.77%           n/a            n/a             9.02%
------------------------------------------------------ --------------- -------------- --------------- --------------
Family Heritage(R)Fund(1)............................        14.73%           n/a            n/a            -3.73%
------------------------------------------------------ --------------- -------------- --------------- --------------
International Equity Fund(1).........................        15.94%           n/a            n/a            -9.30%
------------------------------------------------------ --------------- -------------- --------------- --------------
Taxable Bond Fund(1)..................................       4.79%           n/a            n/a             5.38%
------------------------------------------------------ --------------- -------------- --------------- --------------
Tax-Exempt Bond Fund(2)............................          4.71%           n/a            n/a             6.39%
------------------------------------------------------ --------------- -------------- --------------- --------------
------------------------
(1)  Commenced operations 8/04/2000.
--------------------------------------------------------------------------------------------------------------------
(2)  Commenced operations 8/11/2000.
--------------------------------------------------------------------------------------------------------------------
(3)  Commenced operations 8/25/2000; investment strategy changed from small cap value to small cap core in August 2002.
--------------------------------------------------------------------------------------------------------------------


The Funds may, from time to time, compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The performance of one or more of the Funds may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of one or more of the Funds may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.

         The performance shown in this section for the periods prior to August 4, 2000 is based on the performance of predecessor common and collective trust funds and other accounts which were converted into shares of the Funds. The performance has been adjusted to reflect estimated expenses of the Funds at the time of the conversion. The common and collective trust funds were not registered under the 1940 Act and were not subject to certain investment restrictions to which the Funds are subject. If the common and collective trust funds had been registered, their performance may have been adversely affected.

                          DETERMINATION OF SHARE PRICE

         The purchase and redemption price of shares is the net asset value of each share. Information about the market value of each portfolio security may be obtained by the Administrator from independent pricing services. The pricing services may use a matrix system to determine valuations of equity and fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The pricing service may also provide market quotations. The procedures used by the pricing service and their valuation methodologies are reviewed by the officers of the Trust under the general supervision of the Trustees.

         Fund securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each Business Day (defined as days on which the New York Stock Exchange (the "NYSE") is open for business ("Business Day") or, if there is no such reported sale, at the most recently quoted bid price). Securities listed on a foreign exchange are valued at the last quoted sale price and translated into U.S. dollars at the currency exchange rate quoted at the close of the NYSE. Securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. If such prices are not available or are deemed to be unreliable, the security will be valued at fair value as determined in good faith by the Valuation Committee and are reviewed by the Board of Trustees.

         Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing shareholders in the Fund would experience a lower yield. The converse would apply during a period of rising interest rates.

         Fund securities may be traded on foreign markets on days other than Business Days or the net asset value of a Fund may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern time or the close of normal trading on the NYSE. As a consequence, the net asset value of a share of a Fund may not reflect all events that may affect the value of the Fund's foreign securities unless the Adviser or Manager determines that such events materially affect net asset value in which case net asset value will be determined by consideration of other factors.


                        PURCHASE AND REDEMPTION OF SHARES

         Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,

Thanksgiving Day and Christmas Day. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the New York Stock Exchange, the Adviser, the Manager, the Distributor, and/or the Custodian are not open for business.

                                      TAXES

         Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

         TAX STATUS OF THE FUNDS

         Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all or substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

         A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

         At October 31, 2003, the Funds had the accumulated net realized capital loss carryovers set forth below. To the extent a Fund realizes future net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryover.


------------------------------- --------------- --------------- --------------- --------------- --------------
FUND                            TOTAL CAPITAL   EXPIRES 2008    EXPIRES 2009    EXPIRES 2010     EXPIRES 2011
                                LOSS CARRYOVER
------------------------------- --------------- --------------- --------------- --------------- --------------
Diversified Value Fund          $ 7,244,577     $  171,211            -         $ 2,854,710     $ 4,218,656
------------------------------- --------------- --------------- --------------- --------------- --------------
Select Value Fund               $ 4,731,191     $   57,157            -         $ 2,796,720     $ 1,877,314
------------------------------- --------------- --------------- --------------- --------------- --------------
Diversified Growth Fund         $72,818,718     $  670,358      $25,418,711     $35,398,494     $11,331,155
------------------------------- --------------- --------------- --------------- --------------- --------------
Select Growth Fund              $27,289,721           -         $ 9,203,735     $12,366,467     $ 5,719,519
------------------------------- --------------- --------------- --------------- --------------- --------------
Small Cap Fund                  $12,891,786           -               -         $12,891,786          -
------------------------------- --------------- --------------- --------------- --------------- --------------
Family Heritage(R)Fund          $13,031,814     $1,614,445      $ 3,678,124     $ 2,798,603     $ 4,940,642
------------------------------- --------------- --------------- --------------- --------------- --------------
International Equity Fund       $48,957,573           -         $16,339,582     $24,091,902     $ 8,526,089
------------------------------- --------------- --------------- --------------- --------------- --------------
Taxable Bond Fund               $ 1,612,615          -               -          $ 1,612,615         -
------------------------------- --------------- --------------- --------------- --------------- --------------

         DISTRIBUTIONS

         Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

          The current maximum tax rate on long-term capital gain applicable to individuals is 15%. Net capital gains from assets held for one year or less will be taxed as ordinary income.

         Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

         -- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

         -- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

         -- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

         -- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

         -- Distributions of long-term gains from sales by the Funds before May 6, 2003 will be taxed at the maximum rate of 20%

         Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a partial return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

         FOREIGN TAXES

         A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund distributes at least 90% of its investment company taxable income and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders. The International Equity Fund intends to take this approach. For any year for which the International Equity Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the International Equity Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No credit may be claimed by any taxpayer with respect to Fund shares that have been held less than 16 days by the taxpayer. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to shareholders, the International Equity Fund will notify shareholders within 60 days after the close of the International Equity Fund's taxable year of the amount of such taxes and the sources of its income.

         Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of the International Equity Fund's income flows through to its shareholders. With respect to the International Equity Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the International Equity Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the International Equity Fund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

         The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

         TAX-EXEMPT INCOME

         The Tax-Exempt Bond Fund intends to invest a sufficient amount of its assets in municipal securities to qualify to distribute "exempt-interest dividends" (as defined in the Code) to shareholders. The Tax-Exempt Bond Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of the Tax-Exempt Bond Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes. The Tax-Exempt Bond Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Tax-Exempt Bond Fund earns income which is not eligible to be so designated, the Tax-Exempt Bond Fund intends to distribute such income. Such distributions will be subject to federal, state and local taxes, as applicable, in the hands of shareholders.

         Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" (as defined in the Code). A "substantial user" generally includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Tax-Exempt Bond Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities that are substantial users of facilities financed by private activity bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family owns indirectly in aggregate more than 50% of the equity value of the substantial user.

         Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Tax-Exempt Bond Fund's adviser attempts to determine that any security it contemplates purchasing on behalf of the Tax-Exempt Bond Fund is issued with an opinion indicating that interest payments will be exempt from federal and (as applicable) state tax, neither the Adviser nor the Tax-Exempt Bond Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

         From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Tax-Exempt Bond Fund could be adversely affected. Under these circumstances, Tax-Exempt Bond Fund management would re-evaluate the Tax-Exempt Bond Fund's investment objectives and policies and would consider either changes in the structure of the Tax-Exempt Bond Fund or its dissolution.

         DISPOSITIONS

         Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

         If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

         BACKUP WITHHOLDING

         Each Fund generally will be required to withhold federal income tax at a rate of 28% (in 2004) ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

         OTHER TAXATION

         Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

         FUND INVESTMENTS

         Market Discount. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

         Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

         Options, Futures And Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

         Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by such a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

         Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend" to instead be taxed as the rate of tax applicable to ordinary income.

         Constructive Sales. Under certain circumstances, a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

         Section 988 Gains Or Losses. Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of such a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

         Passive Foreign Investment Companies. A Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. A Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

                             PORTFOLIO TRANSACTIONS

         The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Managers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Managers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

         It is possible that the Funds may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules and regulations of the SEC, as applicable. In addition, the Funds may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Funds' expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Total dollar amount of brokerage commissions paid for the fiscal years ended October 31, 2001,October 31, 2002, and October 31, 2003 were as follows:

                                             2001                2002              2003
                                             ----                ----              ----
Diversified Value Fund...............    $  231,135          $  127,589          $  292,000
Select Value Fund....................    $  231,112          $  293,540          $  196,000
Diversified Growth Fund..............    $   87,387          $  130,780          $  194,000
Select Growth Fund...................    $   42,248          $   22,896          $   21,000
Small Cap Fund.......................    $  242,696          $  296,065          $  449,000
Family Heritage(R)Fund...............    $   70,726          $   67,684          $   42,000
International Equity Fund............    $  231,406          $  266,615          $  300,000
Taxable Bond Fund....................         n/a                 n/a
Tax-Exempt Bond Fund.................         n/a                 n/a

         The portfolio turnover rates for each Fund for the fiscal years ended October 31, 2001, October 31, 2002 and October 31, 2003 were as follows:

                                       2001        2002        2003
                                       ----        ----        ----
Diversified Value Fund..............    48%         26%         59%
Select Value Fund...................   104%        110%        104%
Diversified Growth Fund.............    37%         35%         70%
Select Growth Fund..................    37%         24%         28%
Small Cap Fund......................    96%         93%        149%
Family Heritage(R)Fund..............    37%         24%         12%
International Equity Fund...........    44%         69%        128%
Taxable Bond Fund...................    54%         58%         24%
Tax-Exempt Bond Fund................    23%         14%         14%

         Consistent with their duty to obtain best execution, the Managers may allocate brokerage or principal business to certain broker-dealers in recognition of the sale of Fund shares. In addition, a Fund's Manager may place portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

         The Trust does not expect to use one particular broker or dealer, but a Fund's Manager may, consistent with the interests of the Fund, select brokers on the basis of the research and related services they provide to that Manager. Research and related services, which assist a Manager in the investment decision-making process, and brokerage services, which facilitate execution and related activity such as clearance, settlement and custody, are those a Manager may consider for payment by means of "soft dollars" for discretionary accounts. Such services may include analysis of the business or prospects of a company, industry or economic sector or statistical and pricing services. Information so received by the Managers will be in addition to and not in lieu of the services required to be performed by a Fund's Manager under the Advisory and Sub-Advisory Agreements. If in the judgment of a Fund's Manager, other accounts managed by the Manager (or in the case of the Adviser, other accounts managed by the Adviser or PTC), will be benefited by supplemental research services, the Fund's Manager is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions which another broker may have charged for effecting the same transaction. Not all of these services may be used by the Manager in connection with the Fund. Other clients of the Manager (or in the case of the Adviser, other accounts managed by the Adviser or PTC) may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as the result of transactions for other clients. The expenses of a Fund's Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

         It can be anticipated that the Manager for each Fund will place concurrent orders for the Fund and other accounts for which the Manager has investment discretion, including other Funds. Transactions effected pursuant to such combined orders are allocated in accordance with the purchase or sale orders actually placed for each Fund or advisory account, on a pro rata basis.

         During the fiscal year ended October 31, 2003, the following Funds had acquired securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, as set forth below:

                                                                       AGGREGATE
                                                                         VALUE
              FUND                 BROKER/DEALER         SECURITY         $000
              ----                 -------------         --------      ---------

DIVERSIFIED VALUE FUND.......     Bear Stearns        Common Stock          2197

TAXABLE BOND FUND...........      Merrill Lynch       Debt                   750

                              DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of portfolios without shareholder approval. Share certificates representing the shares will not be issued.

                        LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and not for any neglect or wrongdoing of any officer, agent, employee or administrator of the Trust. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust to the fullest extent permitted by law. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                                     VOTING

         Each share held entitles the shareholder of record to one vote. Where a matter pertains solely to one or more Funds, only the shareholders of such Fund or Funds will be entitled to vote. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, and does not intend to hold such meetings, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders by a vote of two-thirds of the outstanding shares of the Trust at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

         Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

                       CONTROL PERSONS AND 5% SHAREHOLDERS

         PTC is a Pennsylvania chartered trust company with principal offices at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046. PTC is a wholly-owned subsidiary of Pitcairn Company, a Pennsylvania corporation, which in turn is a wholly-owned subsidiary of Pitcairn Group L. P., a Delaware limited partnership.

         As of January 21, 2004, PTC, in its fiduciary and/or custodial capacity for trusts and other accounts holding Fund shares, is the record owner of all the outstanding shares of each Fund except the Select Growth Fund, and has or shares power to vote or dispose of these shares. In most cases, voting these Fund shares will require the consent of the other co-trustees (for a majority of shares, persons who are Pitcairn family members or directors of PTC). PTC is the record owner of all shares of the Select Growth Fund, except as shown in the table below.

         Set forth below are the names and addresses of all other holders of Fund shares who as of January 21, 2004 owned of record or to the knowledge of the Funds, beneficially owned more than 5% of a Fund's then outstanding shares.

The shares of the Select Growth Fund owned by Charles Schwab & Co., Inc. were owned of record only. Shares of the Taxable Bond Fund owned by PTC were of record only as discretionary investment adviser for the Retirement Plan of PTC. The Trustees of the plan are Lawrence R. Bardfeld, Feodor U. Pitcairn and Stephen Pitcairn.

---------------------------------------- -------------------------------------- --------------------------------------
Select Growth Fund                          Number of Shares                       Percent of Shares Outstanding
---------------------------------------- -------------------------------------- --------------------------------------
Charles Schwab & Co, Inc. Special           1,546,155.987                          17.45%
Custody Account for the Benefit of
Customers
Attention: Mutual Funds 101
Montgomery Street San Francisco, CA
94104

---------------------------------------- -------------------------------------- --------------------------------------
Taxable Bond Fund                          Number of Shares                       Percent of Shares Outstanding
---------------------------------------- -------------------------------------- --------------------------------------
The Retirement Plan of                     934,201                                23.02%
Pitcairn Trust Company
c/o Pitcairn Trust Company
165 Township Line Road
Jenkintown, PA 19046
---------------------------------------- -------------------------------------- --------------------------------------


         The following individuals may be deemed to be beneficial owners of greater than 25% of the outstanding voting securities (limited partnership interests) in Pitcairn Group L. P. (the "Units") by virtue of sharing the power to vote or dispose of Units in their capacity as co-trustees. The address of the following individuals is c/o PTC, One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046.

         Dirk Junge, a Vice President and Trustee of the Trust, may be deemed to have or share the power to vote or dispose of approximately 30.83% of the Units by virtue of Units owned directly by Mr. Junge, his wife, and trusts for which he serves as Trustee or Co-Trustee and partnerships for which he serves as general partner. Mr. Junge is Chairman of PTC and Chairman and CEO of Pitcairn Company which is the general partner of Pitcairn Group L. P. Mr. Junge disclaims any beneficial interest other than in the Units owned directly by him and his spouse (approximately 0.38% of the Units).

         Clark D. Pitcairn may be deemed to have or share the power to vote or dispose of approximately 39.69% of the Units by virtue of Units owned directly by Mr. Pitcairn, his minor children, and trusts for which he serves as Trustee or Co-Trustee. Mr. Pitcairn is a Director and Senior Vice President of PTC and a Director of Pitcairn Company which is the general partner of Pitcairn Group L.
P. Clark D. Pitcairn disclaims any beneficial interest other than in the Units owned directly by him and his minor children (approximately 0.94% of the Units).

         Stephen Pitcairn may be deemed to have or share the power to vote or dispose of approximately 31.60% of the Units by virtue of Units owned directly by Mr. Pitcairn, his wife, and trusts for which he serves as Trustee or Co-Trustee. Mr. Pitcairn is a Director of PTC and Pitcairn Company which is the general partner of Pitcairn Group L. P. Stephen Pitcairn disclaims any beneficial interest other than in the Units owned directly by him and his wife (approximately 1.35% of the Units).

         Members of the Pitcairn family serve (in various combinations) as co-trustee with PTC on trusts that are the beneficial owners of shares of the Funds. As co-trustees, these individuals share voting power and the power to dispose of Fund shares with PTC and, as such, each individual co-trustee may be deemed to be the beneficial owner of more than 5% of the shares of each Fund. A list of such co-trustees and the percentage of shares of each Fund held as trustee as of January 21, 2004 is as follows (there is duplicative reporting of shares due to the overlapping nature of the co-trustees):

                        DIVERSIFIED          SELECT          DIVERSIFIED         SELECT            SMALL
                           VALUE              VALUE            GROWTH            GROWTH             CAP
Stephen Pitcairn.......     21.97%            14.88%            18.07%             9.55%           26.58%
Clark D. Pitcairn......     27.54%            18.69%            25.62%            12.37%           26.52%
Dirk Junge.............     16.70%            11.21%            15.71%             7.46%           16.87%
Lachlan Pitcairn.......     15.86%            10.76%            14.35%             7.05%           16.65%
Feodor U. Pitcairn.....     10.36%             6.95%             9.63%               -%            11.45%
Cameron C. Pitcairn ...      6.14%              -                 -                  -              9.93%
M. Craig Pitcairn .....      5.54%              -                 -                  -              6.12%
Duncan B. Pitcairn ....        -                -                 -                  -              5.54%
Laren Pitcairn ........        -                -                 -                  -              5.26%

                       INTERNATIONAL       TAX-EXEMPT          FAMILY            TAXABLE
                           EQUITY             BOND            HERITAGE(R)         BOND
                       -------------       ----------         -----------        -------
Stephen Pitcairn.......    19.21%            20.48%            20.67%            23.02%
Clark D. Pitcairn......    22.48%            17.97%            24.86%               -
Dirk Junge.............    15.04%             7.29%            15.28%               -
Lachlan Pitcairn.......    11.60%            11.33%            15.11%               -
Feodor U. Pitcairn.....    13.74%             5.50%             9.46%            23.34%
Cameron C. Pitcairn ...      -                8.99%             6.22%              -


         Certain clients of PTC may be the beneficial owners of more than 5% of the shares of a Fund held of record by PTC and for which PTC exercises discretionary authority. The Fund does not maintain records of indirect ownership.

         Aside from Mr. Junge, whose ownership is described above, and as otherwise disclosed herein, Trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of the Diversified Value Fund, the Diversified Growth Fund, the Small Cap Fund, the Family Heritage(R) Fund, the International Equity Fund and the Tax-Exempt Bond Fund. The Trustees and officers of the Trust, as a group, own approximately 1.70% of the outstanding shares of the Select Value Fund, 1.76% of the Select Growth Fund and 1.71% of the Taxable Bond Fund as of January 21, 2004.

         With respect to Units of Pitcairn Group L. P., no single trust or account has beneficial ownership of 5% or more of the Units, except that there is an irrevocable trust for the benefit of a Pitcairn family member (who is the mother of the chairman of the Pitcairn Funds) that owns approximately 6.2% of the Units. In addition, Pitcairn Company, which indirectly owns PTC, and is the general partner of Pitcairn Group L.P., holds approximately 10% of the Units. There are no voting agreements in effect relating to the Units or to shares of the Funds.

                                    CUSTODIAN

         The Northern Trust Company (the "Custodian"), located at 50 South LaSalle Street, Chicago, Illinois 60675, acts as Custodian and wire agent of the assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

                                 TRANSFER AGENT

         State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, acts as the Transfer Agent.

                              INDEPENDENT AUDITORS

         The audited financial statements for the fiscal year ended October 31, 2003 have been so included in reliance on the report of PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, independent auditors, given on the authority of said firm as experts in auditing and accounting.

                                  LEGAL COUNSEL

         Dechert, 1775 Eye Street N.W., Washington, DC, 20006-2401, serves as counsel to the Trust.

         Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103-7098, serves as counsel to the Independent Trustees of the Trust.

                              FINANCIAL STATEMENTS

         The audited financial statements for the fiscal year ended October 31, 2003, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the SEC, are incorporated by reference and made part of this document.

                       APPENDIX A: DESCRIPTION OF RATINGS

         DESCRIPTION OF CORPORATE BOND RATINGS

         The following descriptions of corporate bond ratings have been published by Moody's, S&P, Fitch Investor's Services, Inc. ("Fitch") and Thomson BankWatch ("Thomson"), respectively.

         DESCRIPTION OF MOODY'S LONG-TERM RATINGS

         Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         DESCRIPTION OF S&P'S LONG-TERM RATINGS

         Investment Grade

         AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         DESCRIPTION OF FITCH'S LONG-TERM RATINGS

         Investment Grade Bond

         AAA Bonds rated AAA are judged to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

         AA Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

         A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         DESCRIPTION OF THOMSON'S LONG-TERM DEBT RATINGS

         Investment Grade

         AAA Bonds rated AAA indicate that the ability to repay principal and interest on a timely basis is extremely high.

         AA Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

         A Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         BBB Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         DESCRIPTION OF COMMERCIAL PAPER RATINGS

         The following descriptions of commercial paper ratings have been published by Moody's, Standard and Poor's, Fitch and Thomson BankWatch, respectively.

         DESCRIPTION OF MOODY'S SHORT-TERM RATINGS

         PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -- Leading market positions in well-established industries.

         -- High rates of return on funds employed.

         -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         S&P'S SHORT-TERM RATINGS

         SP-1 This highest category indicates that the capacity to pay principal and interest is strong. An issue determined to possess a very strong capacity to pay debt is denoted with a plus sign (+) designation.

         SP-2 Capacity for timely payment on issues with this designation is satisfactory, with some vulnerability to adverse financial and economic changes over the term of the notes.

         DESCRIPTION OF FITCH'S SHORT-TERM RATINGS


         F1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

         F1 Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less in degree than issues rated "F1+"

         F2 Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as for issues assigned "F1+" and "F1" ratings.

         LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

         DESCRIPTION OF THOMSON'S SHORT-TERM RATINGS

         TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                                     PART C
                                OTHER INFORMATION
ITEM 23.  EXHIBITS

(a)       (1)    Amended and Restated Declaration of Trust (1)

          (2)    Certificate of Trust (1)

(b)              By-laws (1)

(c) Certificates for shares are not issued. Articles III, V and VI of the Registrant's Amended and Restated Declaration of Trust and Article II of the Registrant's By-laws define the rights of holders of shares of beneficial interest

(d)       (1)    Investment Advisory Agreement between Pitcairn Funds and
                 Pitcairn Trust Company (1)

          (2) Amended and Restated Investment Sub-Advisory Contract between Pitcairn Investment Management and Oechsle International Advisors, LLC as a Sub-Adviser to the International Equity Fund
                 (4)

          (3) Investment Sub-Advisory Contract between Pitcairn Investment Management and The Boston Company Asset Management, LLC as a Sub-Adviser to the International Equity Fund (4)

          (4) Investment Management Agreement with Sands Capital Management, Inc. as Sub-Adviser to the Select Growth Fund (1)

          (5) Investment Sub-Advisory Contract between Pitcairn Investment Management and Brandywine Asset Management, LLC, as a sub-adviser to the International Equity Fund (4); Schedule D
                 (5)

(e) Distribution Agreement between Pitcairn Funds and SEI Investments Distribution Co. (1)

(f)              N/A

(g) Custody Agreement between Pitcairn Funds and The Northern Trust Company (1), including the schedule of remuneration (3)

(h)       (1)    Administration Agreement between Pitcairn Funds and SEI
                 Investments Mutual Funds Services (2)

          (2) Transfer Agency and Service Agreement between Pitcairn Funds and State Street Bank and Trust Company (1)

          (3)    Expense Limitation Agreement (1)

          (4)    Form of Shareholder Services Agreement (1)

          (5)    Shareholder Services Plan (1), as amended December 11, 2003 (6)

          (6) Participation Agreement between Pitcairn Funds and iShares Trust and iShares, Inc.(6)

          (7) Revolving Credit Agreement between Pitcairn Funds and The Northern Trust Company (6)

(i) Legal Opinion of Dechert regarding the legality of the securities being registered (2)

(j)              Consent of PricewaterhouseCoopers LLP (6)

(k)              N/A

(l) Subscription for the Purchase of Shares of Beneficial Interest of Pitcairn Funds (2)

(m)              N/A

(n)              N/A

(p)       (1)    Code of Ethics of Pitcairn Trust Company, as approved by the
                 Board of Trustees of the Pitcairn Funds on April 24, 2002 (4), and as amended effective February 1, 2004 (6)

          (2) Code of Ethics of Oechsle International Advisors, LLC, as approved by the Board of Trustees of the Pitcairn Funds on April 24, 2002 (4)

          (3) Code of Conduct (5), Securities Trading Policy (5) and Securities Trading Policy - Access Decision Maker Edition, of Mellon Financial Corp., applicable to The Boston Company Asset Management, LLC, as approved by the Board of Trustees of the Pitcairn Funds on April 24, 2002 (4)

          (4) Code of Ethics of Sands Capital Management, Inc., as approved by the Board of Trustees of the Pitcairn Funds on July 19, 2000
                 (1)

          (5) Code of Ethics of SEI Investments Distribution Co., as amended as of December, 2000 (3) and as amended effective January 1, 2004 (6)

          (6) Code of Ethics of the Pitcairn Funds, as approved by the Board of Trustees of the Pitcairn Funds on April 24, 2002 (4), and as amended effective February 1, 2004 (6)

          (7) Code of Ethics of Brandywine Asset Management, LLC, as approved by the Board of Trustees of the Pitcairn Funds on December 10, 2002 (5)

          (8) Code of Ethics of the Pitcairn Funds for Principal Executive Officer and Principal Financial Officer/Principal Accounting Officer, as approved by the Board of Trustees of the Pitcairn Funds on October 30, 2003 (6)

(q)       (1)    Power of Attorney of Alvin A. Clay III (1)

          (2)    Power of Attorney of Dirk Junge (1)

          (3)    Power of Attorney of George M. Chamberlain, Jr. (1)

          (4)    Power of Attorney of Carleton A. Holstrom (1)

          (5)    Power of Attorney of James R. Wood (1)

          (6)    Power of Attorney of William C. McCormick (1)

-------------------------

          (1) Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration
                 Statement on Form N-1A as filed on July 31, 2000.

          (2) Incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registrant's Registration
                 Statement on Form N-1A as filed on August 3, 2000.

          (3) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant's Registration
                 Statement on Form N-1A as filed on February 27, 2001.

          (4) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration
                 Statement on Form N-1A as filed on December 30, 2002.

          (5) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A as filed on February 27, 2003.

          (6)    Filed herewith


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Pitcairn Trust Company ("PTC"), a Pennsylvania state-chartered trust company, established the Trust, and Pitcairn Investment Management, a separately identifiable division of PTC, serves as the Trust's investment adviser. More information about PTC's relationship with the Trust is included in the Statement of Additional Information and is incorporated herein by reference. PTC is a wholly-owned subsidiary of Pitcairn Company, a Pennsylvania corporation, which, in turn, is a wholly-owned subsidiary of Pitcairn Group L. P., a Delaware limited partnership. PTC controls, as sole Trustee, Liquidating Trust of Pitcairn Small Capitalization Value Common Trust Fund and Liquidating Trust of Pitcairn International Stock Common Trust Fund. Pitcairn Company also serves as the General Partner to the following partnerships: Pitcairn Alternative Investment Fund, L.P.; Pitcairn Private Equity Partnership L.P.; and Pitcairn Group L.P. PTC, in connection with its business as a trust company, serves as sole or co-trustee to approximately 1,800 individual trusts.

ITEM 25.  INDEMNIFICATION

Reference is made to Article VII of the Registrant's Amended and Restated Declaration of Trust.

Reference is made to Article VI of the Registrant's By-Laws.

Reference is made to Article 7 of the Distribution Agreement between Pitcairn Funds and SEI Investments Distribution Co.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Amended and Restated Declaration of Trust or otherwise, the Registrant is aware that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Pitcairn Investment Management ("Pitcairn" or the "Adviser") is a division of Pitcairn Trust Company ("PTC"), a state chartered trust company. The principal business address of Pitcairn is One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, Pennsylvania 19046. Pitcairn Trust Company was founded in 1987 for the purposes of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Affiliates of PTC have provided family office services, including investment advice, to high net worth individuals and their related trusts for more than 75 years. The Adviser was formed as a division of Pitcairn Trust Company in order to provide investment advisory and Manager selection services to the Trust.

Feodor U. Pitcairn, a director of Pitcairn Company and PTC, is the founder and chief executive officer of Feodor Pitcairn Productions, LTD, a Pennsylvania film production company located at P.O. Box 305, Bryn Athyn, PA 19009.

James L. Kermes, a director of Pitcairn Company, served as president and chief executive officer, and as a member of the Board of Directors of The Glenmede Trust Company until he retired in 2002. The Glenmede Trust Company is a privately owned trust and investment management company founded by members of the Pew family in 1956. It serves high net worth individuals and institutions, and its principal office is located in Philadelphia, PA.

Jerry D. Sullivan, a director of Pitcairn Company, serves as the executive director of the Transition Oversight Staff responsible for the Auditing Standards Board and the self-regulatory programs of the AICPA SEC Practice Section, located at One Station Place, Stamford, CT, and served as an executive director of the Public Oversight Board from September 1989 to 2002. Mr. Sullivan serves as chairman of the audit committee of Pitcairn Financial Group (for Pitcairn Trust Company, Pitcairn Company and Pitcairn Group L.P.).

Information as to the directors and officers of the sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-advisers in the last two years, is included in their respective applications for registration as investment advisers on Form ADV as follows: Oechsle International Advisors, LLC, File No. 801-56031; The Boston Company Asset Management, LLC, File No.801-6829; Brandywine Asset Management, LLC, File No. 801-27797; and Sands Capital Management, Inc., File No. 801-36414.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust                          July 15, 1982
SEI Liquid Asset Trust                          November 29, 1982
SEI Tax Exempt Trust                            December 3, 1982
SEI Index Funds                                 July 10, 1985
SEI Institutional Managed Trust                 January 22, 1987
SEI Institutional International Trust           August 30, 1988
The Advisors' Inner Circle Fund                 November 14, 1991
STI Classic Funds                               May 29, 1992
The Arbor Fund                                  January 28, 1993
Bishop Street Funds                             January 27, 1995
STI Classic Variable Trust                      August 18, 1995
SEI Asset Allocation Trust                      April 1, 1996
SEI Institutional Investments Trust             June 14, 1996
HighMark Funds                                  February 15, 1997
The Expedition Funds                            June 9, 1997
Oak Associates Funds                            February 27, 1998
The Nevis Fund, Inc.                            June 29, 1998
CNI Charter Funds                               April 1, 1999
Amerindo Funds Inc.                             July 13, 1999
iShares Inc.                                    January 28, 2000
SEI Insurance Products Trust                    March 29, 2000
iShares Trust                                   April 25, 2000
JohnsonFamily Funds, Inc.                       November 1, 2000
The MDL Funds                                   January 24, 2001
Causeway Capital Management Trust               September 20, 2001
The Japan Fund, Inc.                            October 7, 2002
TT International U.S.A. Master Trust            October 6, 2003
TT International U.S.A. Feeder Trust            October 6, 2003

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Information as to the directors and officers of SEI Investments Distribution Co. (the "Distributor"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (CRD#10690) filed under the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference.

(c) During the fiscal year ended October 31, 2003, the Registrant's principal underwriter received the following compensation:

                                                NET UNDERWRITING     COMPENSATION ON
                                                  DISCOUNTS AND       REDEMPTION AND      BROKERAGE           OTHER
       NAME OF PRINCIPAL UNDERWRITER               COMMISSIONS          REPURCHASE       COMMISSIONS       COMPENSATION

SEI Investments Distribution Co. ("SEI")                0                   0                 0             $2,904.52

The compensation noted above was paid to SEI for services rendered in connection with repurchase agreement transactions on behalf of the Registrant.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of Registrant, One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046-3593; at the offices of Oechsle International Advisors, LLC, One International Place, 23rd Floor, Boston, Massachusetts 02110; at the offices of The Boston Company Asset Management, LLC, One Boston Place, Boston, Massachusetts 02108-4408l; at the offices of Brandywine Asset Management, LLC, at 3 Christiana Centre, 201 N. Walnut Street, Suite 1200, Wilmington, Delaware 19801; at the offices of Sands Capital Management, Inc., 1001 19th Street North, Suite 1450, Arlington, Virginia 22209; and at the offices of SEI Investment Global Funds Services, Oaks, Pennsylvania 19456. Records relating to the duties of the Custodian for the Registrant are maintained by The Northern Trust Company, 50 South La Salle Street, Chicago, Illinois 60675.

ITEM 29.  MANAGEMENT SERVICES

Not applicable.

ITEM 30.  UNDERTAKINGS

None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 6 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jenkintown in the State of Pennsylvania on the 24th day of February, 2004.

                             PITCAIRN FUNDS

                             By:      /s/ Alvin A. Clay III
                                      ---------------------
                                      Alvin A. Clay III
                                      President And Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


                    SIGNATURE                                       TITLE                              DATE

/s/ Alvin A. Clay III
                                                   Trustee (President and Chief Executive    February 24, 2004
------------------------------------               Officer)
Alvin A. Clay III


                                                   Trustee (Chairman and Vice President)     February 24, 2004
------------------------------------
Dirk Junge*


                                                   Trustee                                   February 24, 2004
------------------------------------
George M. Chamberlain, Jr.*


                                                   Trustee                                   February 24, 2004
------------------------------------
Carleton A. Holstrom*


                                                   Trustee                                   February 24, 2004
------------------------------------
James R. Wood*

/s/ William C. McCormick
                                                   Treasurer (Chief Financial Officer) and   February 24, 2004
------------------------------------               Chief Accounting Officer
William C. McCormick


*By: /s/ Averill R. Jarvis
         -----------------
         Averill R. Jarvis
         As Attorney-In-Fact**

** Powers of attorney for Trustees are incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of the
         Registrant on Form N-1A as filed on July 31, 2000.

                                  EXHIBIT INDEX


Exhibit        Descriptions
-------        ------------



(h)(5)         Shareholder Services Plan, as amended December 11, 2003.

(h)(6) Participation Agreement between Pitcairn Funds and iShares Trust and iShares, Inc.

(h)(7) Revolving Credit Agreement between Pitcairn Funds and The Northern Trust Company.

(j)            Consent of PricewaterhouseCoopers LLP

(p)(1) Code of Ethics of Pitcairn Trust Company, as amended effective February 1, 2004.

(p)(5) Code of Ethics of SEI Investments Distribution Co., as amended January 1, 2004.

(p)(6)         Code of Ethics of Pitcairn Funds, as amended effective
               February 1, 2004.

(p)(8) Code of Ethics of the Pitcairn Funds for Principal Executive Officer and Principal Financial Officer/Principal Accounting Officer, as approved by the Board of Trustees of the Pitcairn Funds on October 30, 2003